As filed with the Securities and Exchange Commission on October 29, 2013
Securities Act File No. 033-38074
Investment Company Act No. 811-06260

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
              FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-effective Amendment No. 63

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Post-effective Amendment No. 61

(Check appropriate box or boxes)

QUAKER INVESTMENT TRUST
309 Technology Drive
Malvern, PA 19355
(Address of Principal Executive Offices)
Registrant’s Telephone Number; including Area Code: 1-800-220-8888

Copies of Communications to:
Jonathan Kopcsik
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
(Name and Address of Agent for Service of Process)

Jeffry H. King, Sr.
Quaker Investment Trust
309 Technology Drive
Malvern, PA 19355
610-455-2299

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(3)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of rule 485

EXPLANATORY NOTE:  This Post-Effective Amendment No. 63 to the Registration Statement of Quaker Investment Trust is being filed to add the audited financial statements and certain related financial information for the fiscal year ended June 30, 2013.  This Prospectus conforms to the Summary Prospectus Rule as set forth in 17 CFR Parts 230, 232, 239, and 274.

PROSPECTUS

October 29, 2013

Quaker Akros Absolute Return Fund
AARFX, QASDX, QASIX

Quaker Event Arbitrage Fund
QEAAX, QEACX, QEAIX

Quaker Global Tactical Allocation Fund
QTRAX, QTRCX, QTRIX

Quaker Mid-Cap Value Fund
QMCVX, QMCCX, QMVIX

Quaker Small-Cap Growth Tactical Allocation Fund
QGASX, QGCSX, QGISX

Quaker Small-Cap Value Fund
QUSVX, QSVCX, QSVIX

Quaker Strategic Growth Fund
QUAGX, QAGCX, QAGIX

As is the case with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a crime.

Investors should carefully consider the risks, investment objectives, charges and ongoing expenses of each Fund before making an investment.

Table of Contents – Prospectus

FUND SUMMARIES

Quaker Akros Absolute Return Fund

INVESTMENT OBJECTIVES

The Quaker Akros Absolute Return Fund (the “Fund”) seeks to provide long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Quaker Funds.  More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page 49 of the Fund’s Prospectus and the “Shareholder Information” section on page 60 of the Trust’s Statement of Additional Information (the “SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%		NONE		NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.25%		1.25%		1.25%
Distribution (12b-1) Fees		0.25%		1.00%		NONE
Other Expenses	2.47%		2.47%		2.47%
Shareholder Servicing Fees	0.12%		0.12%		0.12%
Dividends on Short Positions	0.36%		0.36%		0.36%
Total Other Expenses		2.95%		2.95%		2.95%
Acquired Fund Fees		0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses		4.46%		5.21%		4.21%

EXPENSE EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated.  The example also assumes a 5% return each year, with operating expenses staying the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
CLASS A	$973	$1,825	$2,686	$4,880
CLASS C	$520	$1,558	$2,591	$5,156
INSTITUTIONAL CLASS	$423	$1,278	$2,147	$4,380

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 215.38% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs absolute return strategies to seek positive returns regardless of market conditions.  The Fund’s investment sub-adviser, Akros Capital, LLC (the “Sub-adviser”), will invest in securities, including common and preferred stock, of companies of any size, debt securities and derivatives:

●	Common Stocks. The Fund may invest in common stocks of U.S. companies of any size and common stocks of American Depositary Receipts (“ADRs”) of foreign companies.

●	Short Sales. The Fund may invest up to 50% of its net assets in short sales at any given time.

●
Exchange-Traded Funds. Beyond pursuing its investment objective by direct investment, the Fund may also invest in shares of other investment companies that invest in the types of securities mentioned above, including shares of exchange-traded funds (“ETFs”).

●
Derivative Instruments (Including Futures, Options and Swaps).  The absolute return strategies employed by the Fund may include the use of derivatives.  For example, the Fund may write (sell) call options on securities that it owns.  This would allow the Fund to generate income on securities that the Portfolio Manager is willing to sell at higher prices.  In addition, the Fund may write (sell) put options on securities that the Portfolio Manager is willing to buy at lower prices.  The Fund may also buy put and call options from time to time.  Similarly, futures contracts may be used to decrease (hedge) or increase market exposure, but are more often used to decrease (hedge) exposure.  The Fund may invest (up to 20% of its net assets in margin requirements) in futures contracts on stock indexes, a wide variety of swap agreements, options on futures contracts and other financial instruments such as options on securities and stock index options.

2| QUAKER INVESTMENT TRUST PROSPECTUS

Table of Contents – Prospectus

Fund Summaries

●	Foreign Securities. The Fund may invest up to 30% of its net assets in foreign securities, including ADRs and European Depositary Receipts (“EDRs”).

●	Debt Instruments. The Fund may invest up to 100% of its net assets in debt instruments, including convertible debt.

●	Below Investment Grade Debt Instruments. The Fund may invest up to 30% of its net assets in debt securities that fall below investment grade debt—commonly referred to as “junk bonds.”

●
Mortgage-Backed and Asset-Backed Securities.  The Fund may invest in asset-backed securities, such as automobile receivables, credit-card receivables, equipment leases, health-care receivables, home-equity loans, litigation-finance notes and student loans, as well as mortgage-backed securities and Federal Home Loan Bank securities, and other fixed-income securities of higher credit quality.

●
Tactical Allocation.  Because the Fund is a tactical allocation fund, the assets of the Fund will shift on a short-term basis to take advantage of perceived differences in relative values of the various asset classes.  The Fund will tactically allocate capital among a diverse range of trading strategies and markets, wherever the portfolio manager perceives opportunity.

The maximum position of the Fund in stocks, either directly through stocks or indirectly through options, futures and swaps, will be limited to 125% of its net assets.

The Sub-adviser invests mainly in common stocks of U.S. and non-U.S. companies. Investments in equity securities (growth or value stocks or both) are of companies of any size.  The Sub-adviser may consider, among other things, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments.  The Sub-adviser also uses derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.  The Sub-adviser may also invest in fixed income securities of short- to long-term maturities that are either investment-grade or below investment-grade in quality.  The Sub-adviser may also invest in other fixed income securities, such as mortgage-backed investments.  When deciding whether to buy or sell fixed income instruments, the Sub-adviser may consider, among other things, credit, interest rate, and prepayment risks, as well as general market conditions.  The Sub-adviser may also select other investments that do not fall within these asset classes.

The Sub-adviser determines the asset allocation mix of the portfolio by assessing the macro environment, analyzing the Fund’s risk exposure and then investing in a manner consistent with those findings.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund.  The following risks could affect the value of your investment:

●
Common Stock Risk.  Risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence or instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

●
Short Selling Risk.  Positions in shorted securities are speculative and more risky than long positions.  Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss.  Short sale strategies are often categorized as a form of leveraging or speculative investment.  The use of leverage may multiply small price movements in securities into large changes in value.  As a result of using leverage, the Fund’s share price may be more volatile than if no leverage were used.

●
Exchange-Traded Fund Risk.  The cost of investing in an ETF will generally be higher than the cost of investing directly in the underlying securities held by the ETF.  Shareholders will indirectly bear fees and expenses charged by the underlying ETFs in addition to the Fund’s direct fees and expenses.

●
Derivative Instruments (Including Futures, Options and Swaps) Risk.  Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund.  The Fund could experience a loss if derivatives do not perform as anticipated, are not correlated with the performance of other investments which they are used to hedge, or if the Fund is unable to liquidate a position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the price of derivatives.

●
Foreign Securities Risk.  Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes; such taxes may reduce the net return to Fund shareholders; foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values.

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 3

Table of Contents – Prospectus

Fund Summaries

●
Small- and Mid-Cap Company Risk.  Investing in small and medium-size companies, even indirectly, may involve greater volatility than investing in larger and more established companies.  Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.  Securities of those companies may have limited market liquidity, and their prices may be more volatile.

●
Large-Cap Company Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

●
Interest Rate Risk.  Fixed-income securities are subject to the risk that the securities could lose value because of interest rate changes.  For example, bonds tend to decrease in value as interest rates rise.  Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

●	Debt Instruments Risk. Debt instruments are generally subject to the risk that the issuer will default on interest or principal payments.

●
Below Investment Grade Debt Risk.  Adverse changes in the creditworthiness of an issuer can have an adverse effect on the value of the issuer’s securities.  Investments in below investment grade debt are considered to be more speculative and susceptible to credit risk than higher quality fixed income securities.  Lower rated securities, including junk bonds, also involve higher risks in that they are especially subject to price fluctuations in response to changes in interest rates.

●
Mortgage-Backed and Asset-Backed Securities Risk.  Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the Fund would have to invest at lower interest rates. Conversely, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates.

●
Portfolio Turnover Risk.  Because the Fund has a very high rate of portfolio turnover, it will incur significant additional costs due to brokerage commission expenses (and dealer spreads built into the cost of securities) than those incurred by a fund with a lower portfolio turnover rate.  The higher portfolio turnover rate may result in the realization for federal income tax purposes of additional net capital gains, which also may result in substantial ordinary income to shareholders and negatively affect the Fund’s after-tax performance.

●
Management Risk.  The Sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

PAST PERFORMANCE

The bar chart below displays the annual return of the Fund over the lifetime of the Fund.  The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund.  Fund performance shown does not reflect Class A Shares’ sales charges.  Performance would be lower if sales charges were included.  Past performance does not guarantee or predict future results.

Annual Total Returns – Class A Shares as of December 31, 2012 (1)

Highest Performing Quarter: 8.93% in 2nd quarter of 2009
Lowest Performing Quarter: -8.79% in 4th quarter of 2008

The Fund’s cumulative year-to-date return through September 30, 2013 was 2.20%.

The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-year, five-years and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index.  In addition, after-tax returns are presented for Class A Shares of the Fund.  The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.  In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results.  Updated performance information for the Fund is available on the Trust’s website at www.quakerfunds.com  or by calling toll-free at 800-220-8888.

4| QUAKER INVESTMENT TRUST PROSPECTUS

Table of Contents – Prospectus

Fund Summaries

Average Annual Total Returns As Of December 31, 2012(1)

	1 Year	5 Years	Lifetime
Class A Return Before Taxes (Inception Date: September 30, 2005)	-10.01%	-0.69%	-0.41%
Class A Return After Taxes on Distributions	-10.15%	-1.50%	-1.48%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-6.33%	-0.99%	-0.90%
Class C Return Before Taxes (Inception Date: October 4, 2010)	-5.59%	N/A	-5.25%
Institutional Class Return Before Taxes (Inception Date: October 4, 2010)	-4.69%	N/A	-4.25%
S&P 500 Total Return Index	16.00%	1.66%	4.27%

(1)
Performance information prior to October 4, 2010 represents that of the Akros Absolute Return Fund (the “Akros Fund”) a series of the Trust for Professional Managers.  On October 4, 2010, the Akros Fund was reorganized into the Fund (the “Reorganization”).  Prior to the Reorganization, the Fund had no assets or liabilities.  The Fund has investment objectives, strategies and policies substantially similar to those of the Akros Fund, which was advised by the Fund’s sub-adviser, Akros Capital, LLC.

INVESTMENT ADVISER

Quaker Funds, Inc. (the “Adviser”) serves as investment adviser to the Fund.

SUB-ADVISER AND PORTFOLIO MANAGER

Akros Capital, LLC (“Akros”), serves as investment sub-adviser to the Fund.

Brady T. Lipp, Founder, Managing Principal and Chief Executive Officer of Akros, is the Senior Portfolio Manager and has been responsible for the day-to-day management of the Fund’s portfolio since 2003.

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Fund shares on any business day by mail upon completion of an account application (Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701).  You may also purchase additional shares, exchange or redeem shares by telephone at 800-220-8888, or purchase or exchange shares by wire transfer.  Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.

The minimum initial and subsequent investment amounts are shown below:

Minimum Investments For Class A and C Shares
Type of Account	Minimum Investment to Open Account	Minimum Subsequent Investments
Regular	$2,000	$100
IRAs	$1,000	$100

The minimum investment for Institutional Class Shares is $1 million, although the Adviser has the ability to waive the minimum at its discretion.

TAX INFORMATION

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 5

Table of Contents – Prospectus

Fund Summaries

Quaker Event Arbitrage Fund

INVESTMENT OBJECTIVES

The Quaker Event Arbitrage Fund (the “Fund”) seeks to provide long-term growth of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Quaker Funds.  More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page 49 of the Fund’s Prospectus and in the “Shareholder Information” section on page 60 of the Trust’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%		NONE		NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.30%		1.30%		1.30%
Distribution (12b-1) Fees		0.25%		1.00%		NONE
Other Expenses	0.69%		0.69%		0.69%
Shareholder Servicing Fees	0.10%		0.10%		0.10%
Dividends on Short Positions	0.03%		0.03%		0.03%
Total Other Expenses		0.82%		0.82%		0.82%
Total Annual Fund Operating Expenses		2.37%		3.12%		2.12%
Fee Waiver and/or Expense Reimbursement(1)		-0.38%		-0.38%		-0.38%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		1.99%		2.74%		1.74%
(1) The Adviser, has agreed to waive its management fees and/or assume expenses to the extent necessary to reduce the Total Annual Fund Operating Expenses (excluding 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale & dividend interest expense, brokerage fees and other costs relating to reorganizations or liquidations) when they exceed 1.74% of the Fund’s average daily net assets (the “Annualized Expense Ratio”).  This agreement will continue in effect from October 28, 2013 to October 28, 2014.  Any waivers and reimbursements made by the Adviser to the Fund are subject to recoupment by the Adviser within three (3) years following the time at which the Adviser waived fees and/or assumed expenses for the Fund, provided that such recoupment does not cause the Total Annual Fund Operating Expenses to exceed the Annualized Expense Ratio.  This agreement shall be terminated upon the termination of the Advisory Agreement or, with respect to the Fund, in the event of its merger or liquidation.

EXPENSE EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example gives effect to the contractual expense reimbursement for the 1 year and the first of 3 years, 5 years and 10 years.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
CLASS A	$741	$1,215	$1,713	$3,080
CLASS C	$277	$ 927	$1,602	$3,403
INSTITUTIONAL CLASS	$177	$ 627	$1,104	$2,422

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 186.15% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund’s investment adviser, Quaker Funds, Inc. (the “Adviser”) invests in the securities of publicly traded companies involved in mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, or similar events (“corporate reorganizations”).  A variety of strategies can be employed to capitalize on the mispricing of corporate securities during corporate reorganizations, including transactions involving common and preferred stock, debt instruments and derivative securities.  In addition, the Fund may invest in a variety of debt instruments, including U.S. Government securities and structured notes:

●
Merger Arbitrage.  The Fund invests in the securities of companies subject to publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, or similar events (“corporate reorganizations”).

6| QUAKER INVESTMENT TRUST PROSPECTUS

Table of Contents – Prospectus

Fund Summaries

●
Capital Structure Arbitrage.  A variety of strategies can be employed to capitalize on the mispricing of corporate securities during reorganizations, including transactions involving common and preferred stock, debt instruments and derivative securities.  Many companies issue different types of securities in addition to equity securities, and sometimes issue different types of equity securities.  Capital structure arbitrage involves investing in two different types of securities issued by the same company if they are believed to be mispriced relative to each other.  The securities typically differ in their voting rights, dividend or interest rates and rights, liquidation preference, liquidity in the financial markets, seniority or other factors.  Typically, one of these securities is purchased, while the other is sold short.  The profit or loss realized by the Fund will depend on the relative price performance of the two securities as well as their relative dividends rates.

●
Distressed Securities Investments.  The Fund invests in distressed securities, which are securities of companies that are in or believed to be near bankruptcy or whose securities are otherwise undergoing extreme financial situations that put the continuation of the issuer as a going concern at risk.  Distressed securities include below investment-grade securities.

●	Debt Instruments. The Fund may invest in all types of fixed-income securities including convertible debt, options and futures, as well as privately negotiated options.

●
Structured Notes.  The Fund may invest in structured notes.  A structured note is a type of derivative security for which the amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.”  The impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.  Structured notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade.

●
Proxy Fight Investments.  The Fund invests in securities of issuers that in the opinion of the Adviser may become subject to a change of control fight.  There are typically proxy fights by minority investors seeking to have their representatives elected to the board of trustees, often with the intention of replacing existing management or selling the company.  Profits are expected from the eventual success of the new board of trustees in increasing the company’s value.  The Fund may invest with the intention of participating actively in the change of control, or staying passive.  Although some of the companies the Fund targets as a “proxy fight investment” may be considered potential candidates for a merger takeover, proxy fights differ from merger arbitrage in that no concrete acquisition may have been proposed yet, and may not be proposed in the future.

●	Short Sales. The Fund may invest up to 50% of its net assets in short sales at any given time.

●
Tactical Allocation.  Because the Fund is a tactical allocation fund, the assets of the Fund will shift on a short-term basis to take advantage of perceived differences in relative values of the various asset classes.  The Fund will tactically allocate capital among a diverse range of trading strategies and markets, wherever the portfolio manager perceives opportunity.

●
Foreign Securities Investments.  The Fund may invest in securities of foreign issuers, securities traded principally in securities markets outside the United States, U.S. traded securities of foreign issuers and/or securities denominated in foreign currencies (together, “foreign securities”).  The Fund may seek exposure to foreign securities by investing in Depositary Receipts.

●
Derivative Instruments (Including Futures, Options and Swaps).  The event arbitrage strategy employed by the Fund may include the use of derivatives.  Derivatives may be used for hedging purposes, as a substitute for investments in the underlying securities, to increase or decrease exposure (leverage), or for the purpose of generating income.  The Fund may buy call or put options to implement its principal investment strategies.  The Fund may write (sell) call options on securities that it owns.  This allows the Fund to generate income on securities that the Portfolio Manager believes have a low likelihood of appreciating significantly until the option expiration.  Similarly, options may be written (sold) if the Portfolio Manager is willing to purchase the underlying securities at a lower price.  Hedging through derivatives may be done on underlying securities such as individual securities, market indices, as well as foreign currency or commodity exposure.  Options and futures contracts may be used to decrease (hedge) or increase market exposure, exposure to specific securities or exposure to other factors that may influence an event.

●
Special Situation Securities.   The Fund may also invest in “special situation” securities when the Fund’s Adviser believes such investments will benefit the Fund.  A special situation arises when, in the Adviser’s opinion, the securities of a company will experience an unusual gain or loss solely by reason of a development particularly or uniquely applicable to that company.  Such situations include, but are not limited to:  material litigation, technological breakthroughs and new management or management policies.  Special situation investments may include illiquid or restricted securities, such as private equity investments, and initial public offerings.

Some of these strategies involve the use of arbitrage, which involves taking advantage of small price differences between two otherwise equivalent assets. As compared with conventional investing, the Adviser considers the Fund’s investment strategies to be less dependent on the overall direction of stock prices.

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 7

Table of Contents – Prospectus

Fund Summaries

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund.  The following risks could affect the value of your investment:

●	Merger Arbitrage Risk. Certain of the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case losses may be realized.

●	Capital Structure Arbitrage Risk. The perceived mispricing identified by the Fund’s Adviser may not disappear or may even increase, in which case losses may be realized.

●
Distressed Securities Risk.  Investment in distressed securities may be considered speculative and may present substantial risk of loss.  Below investment- grade securities involve greater risks of default or downgrade and are more volatile than investment- grade securities.  Additionally, below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in the issuer’s creditworthiness.  Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity.  Discontinuation of these payments could adversely affect the market value of the securities.

●
Debt Instruments Risk.  Debt instruments are generally subject to the risk that the issuer will default on interest or principal payments.  The Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt.  Adverse changes in the creditworthiness of an issuer can have an adverse effect on the value of the issuer’s securities.

●
Interest Rate Risk.  Fixed-income securities are subject to the risk that the securities could lose value because of interest rate changes.  For example, bonds tend to decrease in value if interest rates rise.  Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

●
Structured Note Investment Risk.  Principal repayments and/or interest payments on structured notes are dependent upon one or more of the following factors: currency exchange rates, interest rates, stock and stock indices, which may adversely affect the principal repayments and/or payments.  The use of multipliers or deflators may increase such risks.

●	Proxy Fight Risk. A proxy fight may not be concluded successfully, or the increase in value anticipated through the change of control may not materialize, in which case losses may be realized.

●
Short Selling Risk.  Positions in shorted securities are speculative and more risky than long positions.  Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss.  Short sale strategies are often categorized as a form of leveraging or speculative investment.  The use of leverage may multiply small price movements in securities into large changes in value.  As a result of using leverage, the Fund’s share price may be more volatile than if no leverage were used.

●
Management Risk.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

●
Foreign Securities Risk.  Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes and such taxes may reduce the net return to Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values.

●
Derivative Instruments (Including Futures, Options and Swaps) Risk.  Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund.  The Fund could experience a loss if derivatives do not perform as anticipated, are not correlated with the performance of other investments which they are used to hedge, or if the Fund is unable to liquidate a position because of an illiquid secondary market.  The market for many derivatives is, or may suddenly become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of derivatives.  Moreover, the Fund may be exposed to counterparty risk, in particular on derivatives that are invested in the over-the-counter (“OTC”) market.

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Fund Summaries

●
Special Situations Risk.   Special situations often involve much greater risk than is found in the normal course of investing.  Special situation investments may not have the effect on a company’s price that the Adviser expects, which could negatively impact the Fund.

●
Initial Public Offering Risk.   IPO shares frequently are volatile in price, and may be held for only a short period of time, leading to increased portfolio turnover and expenses, such as commissions and transaction costs. When sold, IPO shares may result in realized taxable gains.

PAST PERFORMANCE

The bar chart below displays the annual return of the Fund over the lifetime of the Fund.  The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund.  Fund performance shown does not reflect Class A Shares sales charges.  Performance would be lower if sales charges were included.  Past performance does not guarantee or predict future results.

Annual Total Returns – Class A Shares as of December 31, 2012(1)

Highest Performing Quarter: 14.27% in 4th quarter of 2004
Lowest Performing Quarter: -11.93% in 4th quarter of 2008

The Fund’s cumulative year-to-date return through September 30, 2013 was 2.97%.

The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-year, five-years and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index.  In addition, after-tax returns are presented for Class A Shares of the Fund.  The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.  In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown.  Past performance (before and after taxes) is not an indication of future results.  Updated performance information for the Fund is available on the Trust’s website at www.quakerfunds.com or by calling toll-free 800-220-8888.

Average Annual Total Returns as of December 31, 2012(1)
	1 Year	5 Years	Lifetime
Class A Return Before Taxes (Inception Date: November 21, 2003)	0.07%	-0.76%	5.18%
Class A Return After Taxes on Distributions	-0.15%	-0.97%	3.97%
Class A Return After Taxes on Distributions and Sale of Fund Shares	0.25%	-0.73%	3.83%
Class C Return Before Taxes (Inception Date: June 7, 2010)	4.99%	N/A	0.25%
Institutional Class Return Before Taxes (Inception Date: June 7, 2010)	6.03%	N/A	1.19%
S&P 500 Total Return Index	16.00%	1.66%	5.73%

(1)
Performance information prior to June 7, 2010 represents that of the Pennsylvania Avenue Event-Driven Fund (the “Pennsylvania Avenue Fund”) a series of the Pennsylvania Avenue Funds.  On June 7, 2010, the Pennsylvania Avenue Fund was reorganized into the Fund (the “Reorganization”).  Prior to the Reorganization, the Fund had no assets or liabilities.  The Fund has investment objectives, strategies and policies substantially similar to those of the Pennsylvania Avenue Fund, which was managed by the Fund’s Portfolio Manager, Thomas Kirchner.

INVESTMENT ADVISER

Quaker Funds, Inc. (the “Adviser”) serves as investment adviser to the Fund.

PORTFOLIO MANAGER

Thomas F. Kirchner, CFA, and Portfolio Manager of the Adviser, has been responsible for the day-to-day management of the Fund since 2003.

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Fund shares on any business day by mail upon completion of an account application (Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701).  You may also purchase additional shares, exchange or redeem shares by telephone at 800-220-8888, or purchase or exchange shares by wire transfer.  Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 9

Table of Contents – Prospectus

Fund Summaries

The minimum initial and subsequent investment amounts are shown below:

Minimum Investments for Class A and C Shares
Type of Account	Minimum Investment to Open Account	Minimum Subsequent Investments
Regular	$2,000	$100
IRAs	$1,000	$100

The minimum investment for Institutional Class Shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.

TAX INFORMATION

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Table of Contents – Prospectus

Fund Summaries

Quaker Global Tactical Allocation Fund

INVESTMENT OBJECTIVES

The Quaker Global Tactical Allocation Fund (the “Fund”) seeks to provide long-term growth of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Quaker Funds.  More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page 49 of the Fund’s Prospectus and in the “Shareholder Information” section on page 60 of the Trust’s (“SAI”) Information.

Shareholder Fee (fees paid directly from your investment)	Class A		Class C		Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%		NONE		NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.25%		1.25%		1.25%
Distribution (12b-1) Fees		0.25%		1.00%		NONE
Other Expenses	1.27%		1.27%		1.27%
Shareholder Servicing Fees	0.06%		0.06%		0.06%
Total Other Expenses		1.33%		1.33%		1.33%
Total Annual Fund Operating Expenses		2.83%		3.58%		2.58%

EXPENSE EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
CLASS A	$820	$1,379	$1,962	$3,533
CLASS C	$361	$1,097	$1,855	$3,845
INSTITUTIONAL CLASS	$261	$802	$1,370	$2,915

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 484.31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund’s investment sub-adviser, DG Capital Management (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:

●
Common Stock.  The Fund invests its assets in common stocks of U.S. companies and common stocks and American Depositary Receipts (“ADRs”) of foreign companies without regard to market capitalization.  ADRs are receipts issued by a U.S. depository (usually a U.S. bank) that represent an ownership interest in an underlying foreign security that is held by the depository.  Under normal circumstances, the Fund will invest at least 40% of its net assets in common stocks and ADRs of foreign companies.

●
Growth Stock.  The Fund invests its assets in equity securities of companies that the Sub-adviser believes have experienced above-average long-term growth in earnings and show a high probability for superior future growth.  This focus on individual companies includes dissecting earnings by doing detailed balance sheet analysis and generating earnings models internally.  The Sub-adviser looks for companies that display good cash flow prospects, have strong experienced management teams, sturdy business models and have historically grown earnings organically.

●	Foreign Securities. The Fund may invest without limit in foreign securities, including ADRs and European Depositary Receipts (“EDRs”).

●	Emerging Markets. The Fund may invest without limit in companies located in developing or emerging markets.

●
Special Situation Securities.  The Fund invests up to 20% of its total assets in “special situation” securities when the Fund’s Sub-adviser believes such investments will benefit the Fund.  A special situation arises when, in the Sub-adviser’s opinion, the securities of a company will experience an unusual gain or loss solely by reason of a development particularly or uniquely applicable to that company.  Such situations include, but are not limited to: spin-offs, corporate restructurings, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies.  Special situation investments may include illiquid or restricted securities, such as private equity investments.

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 11

Table of Contents – Prospectus

Fund Summaries

●	Portfolio Turnover. The Fund employs an aggressive strategy of portfolio trading to respond to changes in the marketplace.

●	Short Sales. The Fund may invest up to 25% of its assets in short sales at any given time.

●
Tactical Allocation.  Because the Fund is a tactical allocation fund, the assets of the Fund will shift on a short-term basis to take advantage of perceived differences in relative values of the various asset classes.  The Fund will tactically allocate capital among a diverse range of trading strategies and markets, wherever the portfolio manager perceives opportunity.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:

●
Common Stock Risk.  Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence or instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

●
Small and Mid-Cap Stocks Risk. The Fund invests in companies with small and medium market capitalizations.  Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region and may be less well known to the investment community.  Also, these companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies.  As a result of these factors, small and mid-capitalization stock prices have greater volatility than large company securities.

●
Growth Stock Risk.  The Fund invests in companies that appear to be growth-oriented companies.  If the Fund’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

●
Foreign Securities Risk.  Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes and such taxes may reduce the net return to Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values.  Although the Fund will only invest in foreign securities of issuers that are domiciled in nations considered to have stable governments, issuers of foreign securities may still be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability, any of which could negatively affect the Fund.

●
Emerging Markets Risk.  The Fund invests in developing countries which may experience high rates of inflation or sharply devalue their currencies against the U.S. dollar, causing the value of investments in companies located in those countries to decline.  Transaction costs are often higher in developing countries and there may be delays in the settlement process.

●
Special Situations Risk.  Special situations often involve much greater risk than is found in the normal course of investing.  Liquidations, reorganizations, recapitalizations, material litigation, technological breakthroughs and new management or management policies may not have the effect on a company’s price that the Sub-adviser expects, which could negatively impact the Fund.

●
Portfolio Turnover Risk.  The Fund’s portfolio manager may engage in aggressive portfolio trading.  As a result, the Fund could experience higher than average portfolio turnover.  A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate greater taxes for shareholders on realized investment gains.

●
Short Selling Risk.  Positions in shorted securities are speculative and more risky than long positions.  Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss.  Short sale strategies are often categorized as a form of leveraging or speculative investment.  The use of leverage may multiply small price movements in securities into large changes in value.  As a result of using leverage, the Fund’s share price may be more volatile than if no leverage were used.

●
Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio.  The Sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

PAST PERFORMANCE

The bar chart below displays the annual return of the Fund over the lifetime of the Fund.  The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund.  Fund performance shown does not reflect Class A Shares sales charges.  Performance would be lower if sales charges were included.  Past performance does not guarantee or predict future results.

12| QUAKER INVESTMENT  TRUST PROSPECTUS

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Fund Summaries

Annual Total Returns – Class A Shares as of December 31, 2012

Highest Performing Quarter: 17.50% in 3rd quarter of 2009
Lowest Performing Quarter: -32.09% in 3rd quarter of 2008

The Fund’s cumulative year-to-date return through September 30, 2013 was 9.28%.

The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-year and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index.  In addition, after-tax returns are presented for Class A Shares of the Fund.  The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.  In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown.  Past performance (before and after taxes) is not an indication of future results.  Updated performance information for the Fund is available on the Trust’s website at www.quakerfunds.com or by calling toll-free 800-220-8888.

Average Annual Total Returns As Of December 31, 2012
	1 Year	Lifetime
Class A Return Before Taxes (Inception Date: May 1, 2008)	4.65%	-7.29%
Class A Return After Taxes on Distributions	4.65%	-7.29%
Class A Return After Taxes on Distributions and Sale of Fund Shares	3.02%	-6.06%
Class C Return Before Taxes (Inception Date: May 1, 2008)	9.80%	-6.88%
Institutional Class Return Before Taxes (Inception Date: July 23, 2008)	10.85%	-3.64%
MSCI World Index	15.71%	-0.84%

INVESTMENT ADVISER

Quaker Funds, Inc. (the “Adviser”) serves as investment adviser to the Fund.

SUB-ADVISER AND PORTFOLIO MANAGER

DG Capital Management, Inc. (“DG Capital”) serves as investment sub-adviser to the Fund.

Manu Daftary, CFA, Founder, President and Chief Investment Officer of DG Capital, is the Portfolio Manager and has been responsible for the day-to-day management of the Fund’s portfolio since 2008.

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Fund shares on any business day upon completion of an account application (Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701).  You may also purchase additional shares, exchange or redeem shares by telephone at 800-220-8888, or purchase or exchange shares by wire transfer.  Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.

The minimum initial and subsequent investment amounts are shown below:

Minimum Investments for Class A and C Shares
Type of Account	Minimum Investment to Open Account	Minimum Subsequent Investments
Regular	$2,000	$100
IRAs	$1,000	$100

The minimum investment for Institutional Class Shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.

TAX INFORMATION

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 13

Table of Contents – Prospectus

Fund Summaries

Quaker Mid-Cap Value Fund

INVESTMENT OBJECTIVES

The Quaker Mid-Cap Value Fund (the “Fund”) seeks to provide long-term growth of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Quaker Funds.  More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page 49 of the Fund’s Prospectus and in the “Shareholder Information” section on page 60 of the Trust’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.05%	1.05%	1.05%
Distribution (12b-1) Fees	0.25%	1.00%	NONE
Other Expenses	0.82%	0.82%	0.82%
Shareholder Servicing Fees	0.07%	0.07%	0.07%
Total Other Expenses	0.89%	0.89%	0.89%
Total Annual Fund Operating Expenses	2.19%	2.94%	1.94%

EXPENSE EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
CLASS A	$760	$1,197	$1,660	$2,935
CLASS C	$297	$910	$1,548	$3,261
INSTITUTIONAL CLASS	$197	$609	$1,047	$2,264

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 46.91% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund’s investment sub-adviser, Kennedy Capital Management, Inc. (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:

●
Mid-Cap Stocks.  The Fund invests at least 80% of its total assets in common stocks or securities convertible into common stocks of companies with market capitalizations similar to the market capitalizations of the companies included in the Russell MidCap® Value Index.  The market capitalization of companies in the Russell MidCap® Value Index ranged from approximately $888.21 million to $26.16 billion as of September 30, 2013.

●
Value Securities.  The Fund invests in stocks of companies that exhibit attractive fundamental valuation measures such as price-to-earnings or price-to-book ratios.  The Fund invests in stocks that are typically considered out of favor by the market as a result of decelerating revenue growth, declining profit margins and increasing competition.

In selecting individual securities for the Fund’s portfolio, the Sub-adviser believes that there are three factors that influence equity returns, namely: quality, value and business prospects of the issuer.  In order to choose the securities in which the Fund invests, the Sub-adviser analyzes approximately 1,800 U.S. issuers of common stock.  The Sub-adviser then identifies and selects securities of companies with a market capitalization of between $1 billion to $18 billion that it believes to be undervalued relative to comparable alternate investments, and which demonstrate strong sales and earnings momentum, high profitability and rising earnings expectations.  Furthermore, the Sub-adviser seeks to identify companies that exhibit some or all of the following criteria:

●	strong balance sheets and high credit quality;

●	low price-to-earnings, price-to-sales, price-to-value ratios;

●	demonstrated consistent earnings growth in the past and are likely to achieve consistent earnings growth in the future;

●	high profit margins and the business strategies to protect and maintain such margins;

●	high historical return on investment; and

●	ability to increase earnings through new products or sensible acquisitions.

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Fund Summaries

Through these selection criteria, the Sub-adviser identifies securities which it believes to be undervalued, and that have shown consistent earnings with a potential for further growth.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:

●
Common Stock Risk.  Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

●
Mid-Cap Stock Risk.  The Fund invests in companies with medium market capitalizations.  Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region and may be less well known to the investment community.  Also, these companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies.  As a result of these factors, mid-capitalization stock prices have greater volatility than large company securities.

●
Value Securities Risk.  The Fund invests in companies that appear to be “undervalued” in the marketplace (i.e., trading at prices below the company’s true worth).  If the Fund’s perceptions of value are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

PAST PERFORMANCE

The bar chart below displays the annual return of the Fund over the past ten-years.  The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund.  Fund performance shown does not reflect Class A Shares sales charges.  Performance would be lower if sales charges were included.  Past performance does not guarantee or predict future results.

Annual Total Returns – Class A Shares as of December 31, 2012

Highest Performing Quarter: 23.12% in 4th quarter of 2003
Lowest Performing Quarter: -23.29% in 4th quarter of 2008

The Fund’s cumulative year-to-date return through September 30, 2013 was 5.79%.

The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-year, five-years and ten-years for each class of the Fund before taxes compare to those of a broad-based securities market index.  In addition, after-tax returns are presented for Class A Shares of the Fund.  The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.  In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown.

Past performance (before and after taxes) is not an indication of future results.  Updated performance information for the Fund is available on the Trust’s website at www.quakerfunds.com or by calling toll-free 800-220-8888.

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 15

Table of Contents – Prospectus

Fund Summaries

Average Annual Total Returns As Of December 31, 2012
	1 Year	5 Years	10 Years
Class A Return Before Taxes (Inception Date: December 31, 1997)	6.10%	-0.04%	8.60%
Class A Return After Taxes on Distributions	6.10%	-0.04%	7.99%
Class A Return After Taxes on Distributions and Sale of Fund Shares	3.97%	-0.03%	7.43%
Class C Return Before Taxes (Inception Date: July 31, 2000)	11.48%	0.36%	8.42%
Institutional Class Return Before Taxes (Inception Date: November 21, 2000)	12.61%	1.35%	9.51%
Russell MidCap® Value Index	18.51%	3.79%	10.63%

INVESTMENT ADVISER

Quaker Funds, Inc. (the “Adviser”) serves as investment adviser to the Fund.

SUB-ADVISER AND PORTFOLIO MANAGERS

Kennedy Capital Management, Inc. (“Kennedy”) serves as investment Sub-adviser to the Fund.

Frank Latuda, Jr., CFA, Vice President, Director and Chief Investment Officer of Kennedy, is the Portfolio Manager and has been responsible for the day-to-day management of the Fund’s portfolio since 2009.

Gary Kauppila, CFA, is the Assistant Portfolio Manager and has assisted with the day-to-day management of the Fund’s portfolio since 2008.

 PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Fund shares on any business day by mail upon completion of an account application (Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701). You may also purchase additional shares, exchange or redeem shares by telephone at 800-220-8888, or purchase or exchange shares by wire transfer. Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.

The minimum initial and subsequent investment amounts are shown below:

Minimum Investments for Class A and C Shares
Type of Account	Minimum Investment to Open Account	Minimum Subsequent Investments
Regular	$2,000	$100
IRAs	$1,000	$100

The minimum investment for Institutional Class shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.

TAX INFORMATION

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

16| QUAKER INVESTMENT TRUST PROSPECTUS

Table of Contents – Prospectus

Fund Summaries

Quaker Small-Cap Growth Tactical Allocation Fund

INVESTMENT OBJECTIVES

The Quaker Small-Cap Growth Tactical Allocation Fund (the “Fund”) seeks to provide long-term growth of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Quaker Funds.  More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page 49 of the Fund’s Prospectus and in the “Shareholder Information” section on page 60 of the Trust’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	1.00%	NONE
Other Expenses	1.09%	1.09%	1.09%
Shareholder Servicing Fees	0.11%	0.11%	0.11%
Total Other Expenses	1.20%	1.20%	1.20%
Acquired Fund Fees	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	2.50%	3.25%	2.25%

EXPENSE EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
CLASS A	$ 789	$ 1,286	$ 1,807	$ 3,230
CLASS C	$ 328	$ 1,001	$ 1,698	$ 3,549
INSTITUTIONAL CLASS	$ 228	$ 703	$ 1,205	$ 2,585

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 441.74% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund’s investment sub-adviser, Van Den Berg Management I, Inc., dba Century Management (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:

●
Common Stocks.  The Fund invests at least 80% of the its total assets in common stocks, American Depositary Receipts (“ADRs”) and foreign securities traded on U.S. stock exchanges, with market capitalizations within the range of companies included in the Russell 2000® Growth Index.

●
Growth Stocks.  The Fund invests in securities that include a broadly diversified number of equity securities, including U.S. securities and foreign securities traded on U.S. stock exchanges, which the Fund’s Sub-adviser believes show a high probability of superior prospects for above average growth.  These securities will have market capitalizations within the range of companies included in the Russell 2000® Growth Index.  The market capitalization of companies in the Russell 2000® Growth Index ranged from approximately $47.47 million to $4.81 billion as of September 30, 2013.

●	Foreign Securities. The Fund may invest in foreign securities traded on U.S. stock exchanges and ADRs.

●
Exchange-Traded Funds.  Beyond pursuing its investment objective by direct investment, the Fund may also invest in shares of other investment companies that invest in the types of securities mentioned above, including shares of exchange-traded funds (“ETFs”).

●	Short Sales. The Fund may invest up to 25% of its assets in short sales at any given time.

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 17

Table of Contents – Prospectus

Fund Summaries

●
Tactical Allocation.  Because the Fund is a tactical allocation fund, the assets of the Fund will shift on a short-term basis to take advantage of perceived differences in relative values of the various asset classes.  The Fund will tactically allocate capital among a diverse range of trading strategies and markets, wherever the portfolio manager perceives opportunity.

In selecting individual securities for the Fund’s portfolio, the Sub-adviser uses a “bottom-up” approach of extensively analyzing the financial, management and overall economic conditions of each potential investment, in particular, under this “bottom-up” approach, the Sub-adviser analyzes various factors such as capitalization illiquidity ratios (e.g., sales growth, earnings per share and internal profitability), momentum ratios (e.g., price, sales, earnings per share and cash flow), valuation ratios (e.g., price to sales and price to earnings) and volatility ratios.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:

●
Common Stock Risk.  Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

●
Growth Stock Risk.  The Fund invests in companies that appear to be growth-oriented companies.  If the Fund’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

●
Small-Cap Stock Risk.  The Fund invests in companies with small market capitalizations (generally less than $3.3 billion).  Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region, may be less well known to the investment community and may have more volatile share prices.  Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies.  As a result, their stock prices have greater volatility than large company securities.

●
Foreign Securities Risk.  Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes; such taxes may reduce the net return to Fund shareholders; foreign securities are often denominated in a currency other than the U.S. dollar; accordingly, the Fund will be subject to the risks associated with fluctuations in currency values; although the Fund will only invest in foreign securities of issuers that are domiciled in nations considered to have stable and friendly governments, issuers of foreign securities may still be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability any of which could negatively affect the Fund.

●
Exchange-Traded Fund Risk.  The cost of investing in an ETF will generally be higher than the cost of investing directly in the underlying fund shares.  Shareholders will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.

●
Short Selling Risk.  Positions in shorted securities are speculative and more risky than long positions.  Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss.  Short sale strategies are often categorized as a form of leveraging or speculative investment.  The use of leverage may multiply small price movements in securities into large changes in value.  As a result of using leverage, the Fund’s share price may be more volatile than if no leverage were used.

●
Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

PAST PERFORMANCE

The bar chart below displays the annual return of the Fund over the lifetime of the Fund.  The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund.  Fund performance shown does not reflect Class A Shares sales charges.  Performance would be lower if sales charges were included.  Past performance does not guarantee or predict future results.

Annual Total Returns – Class A Shares as of December 31, 2012

Highest Performing Quarter: 18.01% in 2nd quarter of 2009
Lowest Performing Quarter: -15.47% in 3rd quarter of 2011

18| QUAKER INVESTMENT TRUST PROSPECTUS

Table of Contents – Prospectus

Fund Summaries

The Fund’s cumulative year-to-date return through September 30, 2013 was 7.40%.

The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-year and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index.  In addition, after-tax returns are presented for Class A Shares of the Fund.  The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.  In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown.  Past performance (before and after taxes) is not an indication of future results.  Updated performance information for the Fund is available on the Trust’s website at www.quakerfunds.com or by calling toll-free 800-220-8888.

Average Annual Total Returns as of December 31, 2012
	1 Year	Lifetime
Class A Return Before Taxes (Inception Date: September 30, 2008)	-3.25%	1.05%
Class A Return After Taxes on Distributions	-3.25%	-0.63%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-2.11%	-0.06%
Class C Return Before Taxes (Inception Date: September 30, 2008)	1.65%	1.62%
Institutional Class Return Before Taxes (Inception Date: September 30, 2008)	2.61%	2.66%
Russell 2000® Growth Index	14.59%	8.26%

INVESTMENT ADVISER

Quaker Funds, Inc. (the “Adviser”) serves as investment adviser to the Fund.

SUB-ADVISER AND PORTFOLIO MANAGER

Van Den Berg Management I, Inc. d/b/a Century Management, Inc. (“Century”) serves as investment sub-adviser to the Fund.

Stephen W. Shipman, CFA, is the Portfolio Manager, and has been responsible for the day-to-day management of the Fund’s portfolio since 2008.

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Fund shares on any business day by mail upon completion of an account application (Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701).  You may also purchase additional shares, exchange or redeem shares by telephone at 800-220-8888, or purchase or exchange shares by wire transfer. Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.

The minimum initial and subsequent investment amounts are shown below:

Minimum Investments for Class A and C Shares
Type of Account	Minimum Investment to Open Account	Minimum Subsequent Investments
Regular	$2,000	$100
IRAs	$1,000	$100

The minimum investment for Institutional Class Shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.

TAX INFORMATION

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 19

Table of Contents – Prospectus

Fund Summaries

Quaker Small-Cap Value Fund

INVESTMENT OBJECTIVES

The Quaker Small-Cap Value Fund (the “Fund”) seeks to provide long-term growth of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Quaker Funds.  More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page 49 of the Fund’s Prospectus and in the “Shareholder Information” section on page 60 of the Trust’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	1.00%	NONE
Other Expenses	0.66%	0.66%	0.66%
Shareholder Servicing Fees	0.02%	0.02%	0.02%
Total Other Expenses	0.68%	0.68%	0.68%
Total Annual Fund Operating Expenses	1.93%	2.68%	1.68%

EXPENSE EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
CLASS A	$735	$1,123	$1,535	$2,680
CLASS C	$271	$832	$1,420	$3,012
INSTITUTIONAL CLASS	$171	$530	$913	$1,987

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 142.27% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund’s investment sub-adviser, Aronson Johnson Ortiz, LP (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:

●
Small-Cap Stocks.  The Fund invests at least 80% of its total assets in U.S. common stocks of companies with market capitalizations similar to the market capitalizations of companies included in the Russell 2000® Index and Russell 2500® Index.  The market capitalization of companies in the Russell 2000® Index ranged from approximately $42.35 million to $4.81 billion as of September 30, 2013.  The market capitalization of companies in the Russell 2500® Index ranged from approximately $42.35 million to $10.11 billion as of September 30, 2013.

●
Value Securities.  The Fund invests in companies considered by the Fund’s Sub-adviser to have consistent earnings and above-average core assets, selling at relatively low market valuations, with attractive growth and momentum characteristics.

In selecting stocks for the portfolio, the Fund’s Sub-adviser focuses on asset-rich companies, selling at relatively low multiples of earnings, with proven and confident management, and earnings growth and price momentum.  The Fund will normally remain fully invested in these securities at all times, subject to a minimum cash balance maintained for operational purposes.

The Fund’s Sub-adviser screens a broad universe of U.S. securities to identify a subset of issuers with ample trading volume, at least three years of operating history, and market capitalizations similar to the companies in the Russell 2000® (the “benchmark”) and Russell 2500® indices.  The resulting stocks are divided into 34 industries.  Within each industry, the Sub-adviser identifies the most attractive stocks by considering a number of balance sheet and income statement criteria, as well as the effectiveness and outlook of management and measures of momentum.  The Sub-adviser then creates a portfolio that is sector-neutral to the benchmark.  The chosen securities attempt to maximize return but are well-diversified in terms of industry, fundamental characteristics, and other statistical measures of risk as compared to the blended characteristics of the Russell 2000® and the Russell 2500® indices.

20| QUAKER INVESTMENT TRUST PROSPECTUS

Table of Contents – Prospectus

Fund Summaries

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:

●
Common Stock Risk.  Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

●
Small-Cap Stock Risk.  The Fund invests in companies with small market capitalizations (as described above).  Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region, may be less well known to the investment community, and may have more volatile share prices.  Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies.  As a result, small-capitalization stock prices have greater volatility than large company securities.

●
Value Securities Risk.  The Fund invests in companies that appear to be “undervalued” in the marketplace (i.e., trading at prices below the company’s true worth).  If the Fund’s perceptions of value are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

PAST PERFORMANCE

The bar chart below displays the annual return of the Fund over the past ten-years.  The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund.  Fund performance shown does not reflect Class A Shares sales charges.  Performance would be lower if sales charges were included.  Past performance does not guarantee or predict future results.

Annual Total Returns – Class A Shares as of December 31, 2012

Highest Performing Quarter: 23.97% in 2nd quarter of 2003
Lowest Performing Quarter: -23.99% in 4th quarter of 2008

The Fund’s cumulative year-to-date return through September 30, 2013 was 7.95%.

The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-year, five-years and ten-years for each class of the Fund before taxes compare to those of a broad-based securities market index.  In addition, after-tax returns are presented for Class A Shares of the Fund.  The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.  In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown.  Past performance (before and after taxes) is not an indication of future results.  Updated performance information for the Fund is available on the Trust’s website at www.quakerfunds.com or by calling toll-free 800-220-8888.

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 21

Table of Contents – Prospectus

Fund Summaries

Average Annual Total Returns as of December 31, 2012
	1 Year	5 Years	10 Years
Class A Return Before Taxes (Inception Date: November 25, 1996)	6.51%	1.90%	9.12%
Class A Return After Taxes on Distributions	6.49%	1.89%	7.92%
Class A Return After Taxes on Distributions and Sale of Fund Shares	4.25%	1.62%	7.64%
Class C Return Before Taxes (Inception Date: July, 28, 2000)	11.90%	2.30%	8.93%
Institutional Class Return Before Taxes (Inception Date: September 12, 2000)	12.98%	3.32%	10.00%
Russell 2000® Index	16.35%	3.56%	9.72%

INVESTMENT ADVISER

Quaker Funds, Inc. (the “Adviser”) serves as investment adviser to the Fund.

SUB-ADVISER AND PORTFOLIO MANAGERS

Aronson Johnson Ortiz, LP, (“AJO”) serves as investment Sub-adviser to the Fund.

The following individuals are responsible for the day-to-day management of the Fund’s portfolio:

Theodore R. Aronson, CFA, is Managing Principal of AJO and has been responsible for the day-to-day management of the Fund’s portfolio since 1996.

Stefani Cranston, CFA, CPA, is a Principal of AJO and has been responsible for the day-to-day management of the Fund’s portfolio since 2007.

Gina Marie N. Moore, CFA, is a Principal of AJO and has been responsible for the day-to-day management of the Fund’s portfolio since 2004.

Martha E. Ortiz, CFA, is a Principal of AJO and has been responsible for the day-to-day management of the Fund’s portfolio since 1996.

Gregory J. Rogers, CFA, is a Principal of AJO and has been responsible for the day-to-day management of the Fund’s portfolio since 2012.

R. Brian Wenzinger, CFA, is a Principal of AJO and has been responsible for the day-to-day management of the Fund’s portfolio since 2007.

Christopher J.W. Whitehead, CFA, is a Principal of AJO and has been responsible for the day-to-day management of the Fund’s portfolio since 2010.

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Fund shares on any business day by upon completion of an account application (Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701).  You may also purchase additional shares, exchange or redeem shares by telephone at 800-220-8888, or purchase or exchange shares by wire transfer.  Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.

The minimum initial and subsequent investment amounts are shown below:

Minimum Investments for Class A and C Shares
Type of Account	Minimum Investment to Open Account	Minimum Subsequent Investments
Regular	$2,000	$100
IRAs	$1,000	$100

The minimum investment for Institutional Class shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.

TAX INFORMATION

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

22| QUAKER INVESTMENT TRUST PROSPECTUS

Table of Contents – Prospectus

Fund Summaries

Quaker Strategic Growth Fund

INVESTMENT OBJECTIVES

The Quaker Strategic Growth Fund (the “Fund”) seeks to provide long-term growth of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Quaker Funds.  More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page 49 of the Fund’s Prospectus and in the “Shareholder Information” section on page 60 of the Trust’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.30%	1.30%	1.30%
Distribution (12b-1) Fees	0.25%	1.00%	NONE
Other Expenses	0.68%	0.68%	0.68%
Shareholder Servicing Fees	0.13%	0.13%	0.13%
Total Other Expenses	0.81%	0.81%	0.81%
Total Annual Fund Operating Expenses	2.36%	3.11%	2.11%
Fee Waiver and/or Expense Reimbursement(1)	-0.12%	-0.12%	-0.12%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.24%	2.99%	1.99%
(1)   The Sub-Adviser, has agreed to waive its management fees and/or assume expenses to the extent necessary to reduce the Total Annual Fund Operating Expenses (excluding 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale & dividend interest expense, brokerage fees and other costs relating to reorganizations or liquidations) when they exceed 1.99% of the Fund’s average daily net assets (the “Annualized Expense Ratio”).  This agreement will continue in effect from October 28, 2013 to October 28, 2014.  Any waivers and reimbursements made by the Sub-Adviser to the Fund are subject to recoupment by the Adviser within three (3) years following the time at which the Sub-Adviser waived fees and/or assumed expenses for the Fund, provided that such recoupment does not cause the Total Annual Fund Operating Expenses to exceed the Annualized Expense Ratio.  This agreement shall be terminated upon the termination of the Advisory Agreement or, with respect to the Fund, in the event of its merger or liquidation.

EXPENSE EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example gives effect to the contractual expense reimbursement for the 1 year and the first of 3 years, 5 years and 10 years. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
CLASS A	$765	$ 1,235	$ 1,731	$ 3,089
CLASS C	$302	$ 949	$ 1,620	$ 3,412
INSTITUTIONAL CLASS	$202	$ 649	$ 1,123	$ 2,432

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 294.35% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund’s investment sub-adviser, DG Capital Management (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:

●	Common Stocks. The Fund invests at least 65% of its total assets in U.S. common stocks of companies without regard to market capitalization.

●	Growth Stocks. The Fund invests its assets in equity securities of companies which the Fund’s Sub-adviser believes show a high probability for superior growth.

●
Special Situations.  The Fund invests up to 25% of its total assets in “special situation” securities when the Fund’s Sub-adviser believes such investments will benefit the Fund.  A special situation arises when, in the Sub-adviser’s opinion, the securities of a company will experience an unusual gain or loss solely by reason of a development particularly or uniquely applicable to that company.  Such situations include, but are not limited to: spin-offs, corporate restructurings, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies.  Special situation investments may include illiquid or restricted securities, such as private equity investments.

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 23

Table of Contents – Prospectus

Fund Summaries

●	Foreign Securities. The Fund may invest up to 25% of its net assets in foreign securities, including American Depositary Receipts (“ADRs”).

●
Large- and Mid-Cap Securities.  The Fund seeks to achieve a balance between investments in “special situation” investments and investments in large- to mid-capitalization equities (in excess of $3 billion in market capitalization) with high or accelerating profitability.

●	Short Sales. The Fund may invest up to 25% of its assets in short sales.

●	Portfolio Turnover. The Fund employs an aggressive strategy of portfolio trading to respond to changes in the marketplace.

●
Tactical Allocation.  Because the Fund is a tactical allocation fund, the assets of the Fund will shift on a short-term basis to take advantage of perceived differences in relative values of the various asset classes.  The Fund will tactically allocate capital among a diverse range of trading strategies and markets, wherever the portfolio manager perceives opportunity.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund.  The following risks could affect the value of your investment:

●
Common Stock Risk.  Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

●
Growth Risk.  The Fund invests in companies that appear to be growth-oriented companies.  If the Fund’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

●
Special Situation Risk.  Special situations often involve much greater risk than is found in the normal course of investing.  Liquidations, reorganizations, recapitalizations, material litigation, technological breakthroughs and new management or management policies may not have the effect on a company’s price that the Fund’s Sub-adviser expects, which could negatively impact the Fund.

●
Foreign Securities Risk.  Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes; such taxes may reduce the net return to Fund shareholders; foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values.

●
Mid-Cap Stock Risk.  Because mid-cap companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region and may be less well known to the investment community.  Also, these companies may have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies.  As a result of these factors, mid-cap stock prices may have greater volatility than large company securities.

●
Short Selling Risk.  Positions in shorted securities are speculative and more risky than long positions.  Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss.  Short sale strategies are often categorized as a form of leveraging or speculative investment.  The use of leverage may multiply small price movements in securities into large changes in value.  As a result of using leverage, the Fund’s share price may be more volatile than if no leverage were used.

●
Portfolio Turnover Risk.  The Fund’s portfolio manager may engage in aggressive portfolio trading.  As a result, the Fund could experience higher than average portfolio turnover, resulting in the realization of gains and losses which could have negative tax consequences to Fund shareholders.

●
Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

PAST PERFORMANCE

The bar chart below displays the annual return of the Fund over the past ten-years.  The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund.  Fund performance shown does not reflect Class A Shares sales charges.  Performance would be lower if sales charges were included.  Past performance does not guarantee or predict future results.

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Fund Summaries

Quaker Strategic Growth Fund

Annual Total Returns – Class A Shares as of December 31, 2012

Highest Performing Quarter: 17.48% in 2nd quarter of 2003
Lowest Performing Quarter: -30.69% in 3rd quarter of 2008

The Fund’s cumulative year-to-date return through September 30, 2013 was 9.79%.

The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-year, five-years and ten-years for each class of the Fund before taxes compare to those of a broad-based securities market index.  In addition, after-tax returns are presented for Class A Shares of the Fund.  The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.

In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown.  Past performance (before and after taxes) is not an indication of future results.  Updated performance information for the Fund is available on the Trust’s website at www.quakerfunds.com or by calling toll-free 800-220-8888.

Average Annual Total Returns as of December 31, 2012
	1 Year	5 Years	10 Years
Class A Return Before Taxes (Inception Date: November 25, 1996)	4.19%	-7.32%	5.28%
Class A Return After Taxes on Distributions	4.19%	-7.96%	4.15%
Class A Return After Taxes on Distributions and Sale of Fund Shares	2.72%	-6.38%	4.16%
Class C Return Before Taxes (Inception Date: July 11, 2000)	9.48%	-6.96%	5.09%
Institutional Class Return Before Taxes (Inception Date: July 20, 2000)	10.51%	-6.05%	6.13%
S&P 500® Total Return Index	16.00%	1.66%	7.10%

INVESTMENT ADVISER

Quaker Funds, Inc. (the “Adviser”) serves as investment adviser to the Fund.

SUB-ADVISER AND PORTFOLIO MANAGER

DG Capital Management (“DG Capital”) serves as investment sub-adviser to the Fund.

Manu Daftary, CFA, Founder, President and Chief Investment Officer of DG Capital, is the Portfolio Manager and has been responsible for the day-to-day management of the Fund’s portfolio since 1996.

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Fund shares on any business day by mail upon completion of an account application (Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701).  You may also purchase additional shares, exchange or redeem shares by telephone at 800-220-8888, or purchase or exchange shares by wire transfer.  Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.

The minimum initial and subsequent investment amounts are shown below:

Minimum Investments for Class A and C Shares
Type of Account	Minimum Investment to Open Account	Minimum Subsequent Investments
Regular	$2,000	$100
IRAs	$1,000	$100

The minimum investment for Institutional Class Shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.

TAX INFORMATION

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

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Fund Summaries

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

26| QUAKER INVESTMENT TRUST PROSPECTUS

Table of Contents – Prospectus

Investment Objectives, Strategies, Risks And Portfolio Holdings

Quaker Akros Absolute Return Fund

INVESTMENT OBJECTIVES

The Quaker Akros Absolute Return Fund (the “Fund”) seeks to provide long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions.  The Fund’s investment objective is non-fundamental, which means that it may be changed by the Board of Trustees without shareholder notice.

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs absolute return strategies to seek positive returns regardless of market conditions.  The Fund’s investment sub-adviser, Akros Capital, LLC (the “Sub-adviser”), will invest in securities, including common and preferred stock, of companies of any size, debt securities and derivatives.

●	Common Stocks. The Fund may invest in common stocks of U.S. companies of any size and common stocks and American Depositary Receipts (“ADRs”) of foreign companies.

●
Short Sales.  The Fund may engage in two types of short sales.  Securities may be sold “against the box” or outright.  A short sale “against the box” means that securities the Fund already owns are sold, but not delivered.  Instead, these securities are segregated and pledged against the short position.  When the short sale is closed out, the securities owned are released.  Outright short selling involves the sale of securities not presently owned by the Fund.  The Fund will limit its short sales so that no more than 50% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account.

If the Fund does not purchase the security on the same day as the sale, the security must be borrowed (typically, from a broker/dealer).  At the time an outright short sale is affected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender.  Any gain or loss on the transaction is taxable as a short-term capital gain or loss.  In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund’s custodian of cash or high grade liquid assets equal to: (i) the current market value of the securities sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales).  Depending on arrangements made with the broker or custodian, the Fund may not receive payments (including interest) on collateral deposited with the broker or custodian.

The Fund is managed using a long/short approach.  Depending on general market conditions and individual security valuations, the Fund can vary its positions dramatically.  When the portfolio manager considers market conditions and security valuations to be the most attractive, the Fund may be net long up to 100% of  assets.  When the portfolio manager considers market conditions and security valuations to be unattractive, the Fund may be as much as 25% net short.  Within these net long and net short limitations, the Fund’s gross total exposure (long exposure plus the absolute value of short exposure) will not exceed 125% of assets.  The Fund’s gross short exposure will not exceed 50% of assets.

●
Exchange-Traded Funds.  Beyond pursuing its investment objective by direct investment, the Fund may also invest in shares of other investment companies that invest in the types of securities mentioned above, including shares of exchange-traded funds (“ETFs”).  Federal law generally prohibits a Fund from acquiring shares of an investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of such investment company’s total outstanding shares.  This prohibition may prevent the Fund from allocating its investments in an optimal manner.  As a result of this policy, the cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares.  Shareholders will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by shareholders.

●
Derivative Instruments (Including Futures, Options and Swaps).  The absolute return strategies employed by the Fund may include the use of derivatives.  For example, the Fund may write (sell) call options on securities that it owns.  This would allow the Fund to generate income on securities that the Portfolio Manager is willing to sell at higher prices.  In addition, the Fund may write (sell) put options on securities that the Portfolio Manager is willing to buy at lower prices.  The Fund may also buy put and call options from time to time.  Similarly, futures contracts may be used to decrease (hedge) or increase market exposure, but are more often used to decrease (hedge) exposure.  The Fund may invest (up to 20% of its net assets in margin requirements) in futures contracts on stock indexes, a wide variety of swap agreements, options on futures contracts and other financial instruments such as options on securities and stock index options.

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Investment Objectives, Strategies, Risks And Portfolio Holdings
●	Foreign Securities. The Fund may invest up to 30% of its net assets in foreign securities, including ADRs and European Depositary Receipts (“EDRs”).

●	Debt Instruments. The Fund may invest up to 100% of its net assets in debt instruments, including convertible debt.

●
Below Investment Grade Debt Instruments.  The Fund may invest up to 30% of its net assets in debt securities that fall below investment grade debt (securities rated below BBB by Standard & Poor’s Rating Service (“S&P”) or below Baa by Moody’s Investors Service, Inc. (“Moody’s”)) - commonly referred to as “junk bonds.”  However, the Fund will not invest in debt securities rated below D by S&P or Moody’s. Securities that are rated lower than investment grade, or high-yield securities, generally provide high income in an effort to compensate their investors for their higher risk of default, which is the failure to make required interest or principal payments.  High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid takeover or buyout and firms with heavy debt loads.  The maturities and durations of the fixed-income securities will vary widely depending on market conditions, the quality of the securities in which the Fund is invested, and where the Fund’s portfolio manager believes the markets are in the investment cycle.

●
Mortgage-Backed and Asset-Backed Securities.  The Fund may invest in asset-backed securities, such as automobile receivables, credit-card receivables, equipment leases, health-care receivables, home-equity loans, litigation-finance notes and student loans, as well as mortgage-backed securities and Federal Home Loan Bank securities, and other fixed-income securities of higher credit quality.

●
Tactical Allocation.  Because the Fund is a tactical allocation fund, the assets of the Fund will shift on a short-term basis to take advantage of perceived differences in relative values of the various asset classes.  The Fund will tactically allocate capital among a diverse range of trading strategies and markets, wherever the portfolio manager perceives opportunity.

The maximum position of the Fund in stocks, either directly through stocks or indirectly through options, futures and swaps, will be limited to 125% of its net assets.

The Sub-adviser invests mainly in common stocks of U.S. and non-U.S. companies. Investments in equity securities (growth or value stocks or both) are of companies of any size.  The Sub-adviser may consider, among other things, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments.  The Sub-adviser also uses derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.  The Sub-adviser may also invest in fixed income securities of short- to long-term maturities that are either investment-grade or below investment-grade in quality.  The Sub-adviser may also invest in other fixed income securities, such as mortgage-backed investments.  When deciding whether to buy or sell fixed income instruments, the Sub-adviser may consider, among other things, credit, interest rate, and prepayment risks, as well as general market conditions.  The Sub-adviser may also select other investments that do not fall within these asset classes.

The Sub-adviser determines the asset allocation mix of the portfolio by assessing the macro environment, analyzing the Fund’s risk exposure and then investing in a manner consistent with those findings.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund.  The following risks could affect the value of your investment:

●
Common Stock Risk.  Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence or instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

●
Short Selling Risk.  Positions in shorted securities are speculative and more risky than long positions (purchases).  When a Fund engages in short selling, it sells a security it does not own in anticipation of being able to buy that security later at a lower price.  If the price of the security increases, the Fund loses money.  Further, during the time when the Fund has shorted the security, the Fund must borrow that security in order to make delivery on the previous sale, which raises the cost to the Fund.  Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss.  Short sale strategies are often categorized as a form of leveraging or speculative investment.  The use of leverage may multiply small price movements in securities into large changes in value.  As a result of using leverage, the Fund’s share price may be more volatile than if no leverage were used.    Shareholders should be aware that any strategy that includes selling securities short could suffer significant losses.

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Investment Objectives, Strategies, Risks And Portfolio Holdings

Quaker Akros Absolute Return Fund

●
Exchange-Traded Fund Risk.  The cost of investing in an ETF will generally be higher than the cost of investing directly in the underlying fund shares.  Shareholders will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by shareholders.

●
Derivative Instruments (Including Futures, Options and Swaps) Risk.  Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund.  The Fund could experience a loss if derivatives do not perform as anticipated, are not correlated with the performance of other investments which they are used to hedge, or if the Fund is unable to liquidate a position because of an illiquid secondary market.

The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the price of derivatives.

●
Small- and Mid-Cap Company Risk.  Investing in small and medium-size companies, even indirectly, may involve greater volatility than investing in larger and more established companies.  Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.  Securities of those companies may have limited market liquidity, and their prices may be more volatile.

●
Large-Cap Company Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

●
Interest Rate Risk.  Fixed-income securities are subject to the risk that the securities could lose value because of interest rate changes.  For example, bonds tend to decrease in value as interest rates rise.  Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

●
Foreign Securities Risk.  To the extent that the Fund invests in securities of foreign companies, including ADRs and EDRs, the Fund is subject to foreign securities risk.  Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes; such taxes may reduce the net  return to Fund shareholders; foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values.

●	Debt Instruments Risk. Debt instruments are generally subject to the risk that the issuer will default on interest or principal payments.

●
Below Investment Grade Debt Risk.  Adverse changes in the creditworthiness of an issuer can have an adverse effect on the value of the issuer’s securities.  Investments in below investment grade debt are considered to be more speculative and susceptible to credit risk than higher quality fixed income securities.  Lower rated securities, including junk bonds, also involve higher risks in that they are especially subject to price fluctuations in response to changes in interest rates.

●
Mortgage-Backed and Asset-Backed Securities Risk.  Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the Fund would have to invest at lower interest rates. Conversely, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates.

●
Portfolio Turnover Risk.  Because the Fund has a very high rate of portfolio turnover, it will incur significant additional costs due to brokerage commission expenses (and dealer spreads built into the cost of securities) than those incurred by a fund with a lower portfolio turnover rate.  These additional expenses will substantially reduce the Fund’s total return, and the Fund therefore must significantly outperform the market in order to generate a return comparable to market returns.  The higher portfolio turnover rate may result in the realization for federal income tax purposes of additional net capital gains, which also may result in substantial ordinary income to shareholders and negatively affect the Fund’s after-tax performance.

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Investment Objectives, Strategies, Risks And Portfolio Holdings

●
Management Risk.  The Fund is subject to management risk because it is an actively managed portfolio.  The Sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

More Information about Investment Risks

In addition to the principal risks which are specific to each investment strategy and summarized above in the Fund Summary under “Principal Investment Risks,” there are other investment risks common to all strategies:

●
Market Risk.  Different types of stocks tend to shift into and out of favor with market investors, depending on market and economic conditions.  For instance, from time to time the stock market may not favor growth-oriented stocks or the stocks of large capitalization companies.  Rather, the market could favor value stocks or the stocks of smaller companies, or the market may not favor equity securities at all during a certain time.  Accordingly, as this Fund may change its investment focus between growth and value or between large and small-cap stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

●
Aggressive Investment Risk.  The Fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales (which involve the risk of an unlimited increase in the market of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions.  For hedging purposes, the Sub-adviser may simultaneously take long and short positions on similar securities for which there is an attractive spread relative to their valuations.  The intention of such transactions is to remove general market risk from the portfolio, as the long and short nature of offsetting positions should tend to cancel out the effect of general market movements on the securities.  In an instance where a position is entered into that is long-only or short-only, such positions are taken for non-hedging purposes.  Certain of these special investment techniques are speculative and involve a high degree of risk, particularly when used for non-hedging purposes.

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Investment Objectives, Strategies, Risks And Portfolio Holdings

Quaker Event Arbitrage Fund

INVESTMENT OBJECTIVES

The Quaker Event Arbitrage Fund (the “Fund”) seeks to provide long-term growth of capital.  The Fund’s investment objective is non-fundamental, which means that it may be changed by the Board of Trustees without shareholder notice.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund’s investment adviser, Quaker Funds, Inc. (the “Adviser”) invests in the securities of publicly traded companies involved in mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, or similar events (“corporate reorganizations”).  A variety of strategies can be employed to capitalize on the mispricing of corporate securities during corporate reorganizations, including transactions involving common and preferred stock, debt instruments and derivative securities.  In addition, the Fund may invest in a variety of debt instruments, including U.S. Government securities and structured notes:

●
Merger Arbitrage.  The Fund invests in the securities of companies subject to publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, or similar events (“corporate reorganizations”).  After the announcement of such a corporate reorganization, securities of the target typically trade at less than the full value implied by the transaction.  This discount reflects uncertainty about the completion of the corporate reorganization and its timing.  A variety of strategies can be employed to take advantage of this discount.

●
Capital Structure Arbitrage.  Many companies issue different types of securities in addition to equity securities, and sometimes issue different types of equity securities.  Capital structure arbitrage involves investing in two different types of securities issued by the same company if they are believed to be mispriced relative to each other.  Typically, one of these securities is purchased, while the other is sold short.

The securities typically differ in their voting rights, dividend or interest rates and rights, liquidation preference, liquidity in the financial markets, seniority or other factors.  The Adviser forms an opinion of how these factors should influence the relative value of the securities.  In forming this opinion, the Adviser may reference historical trading information, the trading of similar securities issued by the same issuer, terms and trading of comparable securities issued by other issuers, or other statistical or judgmental factors.

Profits can be expected if the security sold short depreciates faster than the security purchased, or if the security acquired increases faster than the security sold short.  In addition, the cost of carry of the position will also affect its profitability.  Cost of carry refers to difference between any revenues received and any costs incurred in connection with maintaining the long and short positions, such as borrowing costs, dividends or interest paid or received, or interest received on the cash proceeds received from the short sale.  In many arbitrage investments the aggregate costs exceed revenues resulting in a net cost to maintain the arbitrage position.  Under some circumstances, the cost of carry may be positive so that there is a net benefit to maintaining the position.

For example, the Fund may purchase one type of preferred stock of an issuer while selling short another type of preferred stock of the same issuer.  The profit or loss realized by the Fund will depend on the relative price performance of the two securities as well as their relative dividends rates.

The Fund may also implement statistical models to determine the relative value of different securities of an issuer.  If such a model suggests that one security is overpriced relative to another, the Fund will sell short the overvalued security and purchase the undervalued security.  Statistical models rely on historical quantitative data as well as assumptions about the stability of the historical properties of this data in the future, as well as certain judgments about the future.

The Fund may use derivative securities to implement its capital structure arbitrage strategy.  For example, the Fund may invest in credit default swaps or other derivatives in lieu of investing in debt instruments.  Moreover, the Fund may seek to arbitrage such derivatives against the underlying instruments.

●
Distressed Securities Investments. The Fund invests in the securities of companies in various levels of financial distress, including bankruptcy, exchange offers, workouts, financial reorganizations and other credit-related situations.  Corporate bankruptcy or distress often causes a company’s securities to trade at a discounted value.  Through an analysis of the complex business and legal procedures associates with the situation, the Fund may have the ability to purchase these securities and to exit the investment at an attractive risk-adjusted rate of return.  Profits are expected from the market’s lack of understanding of the intrinsic value of the discounted securities and because many institutional investors cannot own below investment grade securities.  The Fund purchases below investment grade securities, commonly referred to as “junk.”  Investment in below investment grade securities involves substantial risk of loss.  Below investment grade securities involve greater risks of default or downgrade and are more volatile than investment-grade securities.  Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness.  Additionally, issuers of below investment grade securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity.  Discontinuation of these payments could substantially adversely affect the market value of the securities.  Investments may be acquired with the intention of remaining passive or with the intent to participate actively in a restructuring.  When participating actively in a restructuring, the Adviser will attempt to modify or improve a restructuring plan with the intent of improving the value of such securities upon consummation of a restructuring.  Investments may involve both U.S. and non-U.S. entities, may involve both long and short positions and may utilize leverage.

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●	Debt Instruments. The Fund may invest in all types of fixed-income securities including convertible debt, options and futures, as well as privately negotiated options.

●
Structured Notes.  The Fund may invest in structured notes.  A structured note is a type of derivative security for which the amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.”  These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR), stock and stock indices (such as the S&P 500).  The impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.  Structured notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade.  The use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular structured notes to become illiquid.

●
Proxy Fight Investments.  The Fund invests in securities of issuers that in the opinion of the Adviser may become subject to a change of control fight.  There are typically proxy fights by minority investors seeking to have their representatives elected to the board of trustees, often with the intention of replacing existing management or selling the company.  Profits are expected from the eventual success of the new board of trustees in increasing the company’s value.  The Fund may invest with the intention of participating actively in the change of control, or staying passive.  Although some of the companies the Fund targets as a “proxy fight investment” may be considered potential candidates for a merger takeover, proxy fights differ from merger arbitrage in that no concrete acquisition may have been proposed yet, and may not be proposed in the future.

●
Short Sales.  The Fund may employ short selling, primarily in its merger arbitrage and capital structure arbitrage strategies.  The Fund may engage in two types of short sales.  Securities may be sold “against the box” or outright.  A short sale “against the box” means that securities the Fund already owns are sold, but not delivered.  Instead, these securities are segregated and pledged against the short position.  When the short sale is closed out, the securities owned are released.  Outright short selling involves the sale of securities not presently owned by the Fund.  The Fund will limit its short sales so that no more than 50% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. If the Fund does not purchase the security on the same day as the sale, the security must be borrowed (typically from a broker/dealer).  At the time an outright short sale is affected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender.  Any gain or loss on the transaction is taxable as a short-term capital gain or loss.  In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund’s Custodian of cash or high grade liquid assets equal to: (i) the current market value of the securities sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales).  Depending on arrangements made with the broker or Custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or Custodian.

●
Tactical Allocation.  Because the Fund is a tactical allocation fund, the assets of the Fund will shift on a short-term basis to take advantage of perceived differences in relative values of the various asset classes.  The Fund will tactically allocate capital among a diverse range of trading strategies and markets, wherever the portfolio manager perceives opportunity.

●
Foreign Securities Investments.  The Fund may invest in securities of foreign issuers, securities traded principally in securities markets outside the United States, U.S. traded securities of foreign issuers and/or securities denominated in foreign currencies (together, “foreign securities”).  The Fund may seek exposure to foreign securities by investing in Depositary Receipts.  The Fund may engage in hedging transactions to reduce the currency risk of its investments.

●
Derivative Instruments (Including Futures, Options and Swaps).  The event arbitrage strategy employed by the Fund may include the use of derivatives.  Derivatives may be used for hedging purposes, as a substitute for investments in the underlying securities, to increase or decrease exposure (leverage) or for the purpose of generating income.  The Fund may buy call or put options to implement its principal investment strategies.  The Fund may write (sell) call options on securities that it owns.  This may allows the Fund to generate income on securities that the Portfolio Manager believes have a low likelihood of appreciating significantly until the option expiration.

Similarly, options may be written (sold) if the Portfolio Manager is willing to purchase the underlying securities at a lower price.  Hedging through derivatives may be done on underlyings such as individual securities, market indices, as well as foreign currency or commodity exposure.  Options and futures contracts may be used to decrease (hedge) or increase market exposure, exposure to specific securities or exposure to other factors that may influence an event.

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Investment Objectives, Strategies, Risks And Portfolio Holdings

Quaker Event Arbitrage Fund

Some of these strategies involve the use of arbitrage, which involves taking advantage of small price differences between two otherwise equivalent assets.  As compared with conventional investing, the Adviser considers the Fund’s investment strategies to be less dependent on the overall direction of stock prices.

●
Special Situation Securities.   The Fund may invest in “special situation” securities when the Adviser believes such investments will benefit the Fund.  A special situation arises when, in the Adviser’s opinion, the securities of a company will experience an unusual gain or loss solely by reason of a development particularly or uniquely applicable to that company.  Such situations include, but are not limited to: material litigation, technological breakthroughs and new management or management policies.  Special situation investments may include illiquid or restricted securities, such as private equity investments, and initial public offerings.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund.  The following risks could affect the value of your investment:

●
Merger Arbitrage Risk.  Merger arbitrage is sometimes referred to as quasi-arbitrage because unlike some other forms of arbitrage it is not a risk-free form of arbitrage.  When investing in merger arbitrage, the Fund retains the risk that the corporate reorganization is not completed.  This risk is also referred to as “Event Risk,” the event that the merger is not completed.  The Adviser expects that it is not directly related to the movements in the overall market.  Especially during large dislocations in the overall market it is expected that the number of reorganizations that are not completed increases.  However, the Adviser believes that market movements are not the principal determinant for the successful completion of a merger.

More specifically, the risk in merger arbitrage is primarily the event of non-consummation of the announced merger.  The following is a non-comprehensive list of why a merger may not be completed:

●	Financing for the transaction may not be available;

●	Anti-trust authorities may block a transaction;

●	The economic environment can change, making the merger less appealing;

●	Fraud or other misrepresentations can be discovered;

●	A spoiler bidder can intervene (a.k.a. “white knight”);

●	Parties to the merger may invoke a material adverse change or other clause in the merger agreement to terminate the merger.

The Adviser weighs these risks against the profit opportunity in each merger arbitrage investment.

●	Capital Structure Arbitrage Risk. The perceived mispricing identified by the Fund’s Adviser may not disappear or may even increase, in which case losses may be realized.

●
Distressed Securities Risk.  Investment in distressed securities may be considered speculative and may present substantial risk of loss.  Below investment-grade securities involve greater risks of default or downgrade and are more volatile than investment-grade securities.  Additionally, below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in the issuer’s creditworthiness.  Discontinuation of these payments could substantially adversely affect the market value of the securities.  Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity.  Discontinuation of these payments could adversely affect the market value of the securities.  Investments may be acquired with the intention of remaining passive or with the intent to participate actively in a restructuring.  When participating actively in a restructuring, the Adviser will attempt to modify or improve a restructuring plan with the intent of improving the value of such securities upon consummation of a restructuring.  Investments may involve both U.S. and non-U.S. entities, may involve both long and short positions and may utilize leverage.

●
Debt Instruments Risk.  Debt instruments are generally subject to the risk that the issuer will default on interest or principal payments.  The Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt.  Adverse changes in the creditworthiness of an issuer can have an adverse effect on the value of the issuer’s securities.

●
Interest Rate Risk.  Fixed-income securities are subject to the risk that the securities could lose value because of interest rate changes.  For example, bonds tend to decrease in value if interest rates rise.  Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

●
Structured Note Investment Risk.  Principal repayments and/or interest payments on structured notes are dependent upon one or more of the following factors: currency exchange rates, interest rates, stock and stock indices, which may cause the principal repayments and/or payments be to be subject to the related risks of each applicable factors.  Also, depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of the specific factor(s) may cause significant price fluctuations or illiquidity.

●	Proxy Fight Risk. A proxy fight may not be concluded successfully, or the increase in value anticipated through the change of control may not materialize, in which case losses may be realized.

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 33

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●
Short Selling Risk.  The Fund engages in short selling, which involves special risks and requires special investment expertise.  When the Fund engages in short selling, it sells a security it does not own in anticipation of being able to buy that security later at a lower price.  If the price of the security increases instead, the Fund loses money.  Further, during the time when the Fund has shorted the security, the Fund must borrow that security in order to make delivery on the previous sale, which raises the cost to the Fund.

●	Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there will be no guarantee that its decisions will produce the intended result.

●
Special Situations Risk.   Special situations often involve much greater risk than is found in the normal course of investing.  Special situation investments may not have the effect on a company’s price that the Adviser expects, which could negatively impact the Fund.

●
Initial Public Offerings Risk.   IPO shares frequently are volatile in price, and may be held for only a short period of time, leading to increased portfolio turnover and expenses, such as commissions and transaction costs. When sold, IPO shares may result in realized taxable gains. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. Limited trading in some IPOs may make it more difficult to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares also may be affected by: substantial dilution in the value of their shares, sales of additional shares, and concentration of control in existing management and principal shareholders. In addition, some real estate companies in IPOs may have limited operating histories, may be undercapitalized, and may not have invested in or experienced a full market cycle.

●
Foreign Securities Risk.  Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes and such taxes may reduce the net return to Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values.

●
Derivative Instruments (Including Futures, Options and Swaps) Risk.  Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund.  The Fund could experience a loss if derivatives do not perform as anticipated, are not correlated with the performance of other investments which they are used to hedge, or if the Fund is unable to liquidate a position because of an illiquid secondary market.  The market for many derivatives is, or may suddenly become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of derivatives.  Moreover, the Fund may be exposed to counterparty risk, in particular on derivatives that are invested in the over the counter (“OTC”) market.

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Table of Contents – Prospectus

Investment Objectives, Strategies, Risks And Portfolio Holdings

Quaker Global Tactical Allocation Fund

INVESTMENT OBJECTIVES

The Quaker Global Tactical Allocation Fund (the “Fund”) seeks to provide long-term growth of capital.  The Fund’s investment objective is non-fundamental, which means that it may be changed by the Board of Trustees without shareholder notice.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund’s investment sub-adviser, DG Capital Management (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:

●
Common Stock.  The Fund invests its assets in common stocks of U.S. companies and common stocks and ADRs of foreign companies without regard to market capitalization.  ADRs are receipts issued by a U.S. depository (usually a U.S. bank) that represent an ownership interest in an underlying foreign security that is held by the depository).  Under normal circumstances, the Fund will invest at least 40% of its net assets in common stocks and ADRs of foreign companies.

●
Growth Stock.  The Fund invests its assets in equity securities of companies that the Sub-adviser believes have experienced above-average long-term growth in earnings and show a high probability for superior future growth.  The Fund’s Sub-adviser seeks to identify such companies by focusing on individual companies rather than on short-term movements in broad economic factors, such as interest rates or commodity prices.  This focus on individual companies includes dissecting earnings by doing detailed balance sheet analysis and generating earnings models internally.  The Sub-adviser looks for companies that display good cash flow prospects, have strong experienced management teams, sturdy business models and have historically grown earnings organically.

●
Foreign Securities.  The Fund may invest in foreign securities.  The Fund considers, when selecting countries in which the Fund will invest, such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security.

●	Emerging Markets. The Fund may invest without limit in companies located in developing or emerging markets.

●
Special Situation Securities.  The Fund invests up to 20% of its total assets in “special situation” securities when the Sub-adviser believes such investments will benefit the Fund.  A special situation arises when, in the Sub-adviser’s opinion, the securities of a company will experience an unusual gain or loss solely by reason of a development particularly or uniquely applicable to that company.  Such situations include, but are not limited to: spin-offs, corporate restructurings, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies.  Special situation investments may include illiquid or restricted securities, such as private equity investments.

●	Portfolio Turnover. The Fund employs an aggressive strategy of portfolio trading to respond to changes in the marketplace which may result in significant portfolio turnover.

●
Short Sales.  The Fund may invest up to 25% of its assets in short sales at any given time.  The Fund may engage in two types of short sales.  Securities may be sold “against the box” or outright.  A short sale “against the box” means that securities the Fund already owns are sold, but not delivered.  Instead, these securities are segregated and pledged against the short position.  When the short sale is closed out, the securities owned are released.  Outright short selling involves the sale of securities not presently owned by the Fund.  If the Fund does not purchase that security on the same day as the sale, the security must be borrowed (typically, from a broker/dealer).  At the time an outright short sale is affected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender.  Any gain or loss on the transaction is taxable as a short-term capital gain or loss.

●
Tactical Allocation.  Because the Fund is a tactical allocation fund, the assets of the Fund will shift on a short-term basis to take advantage of perceived differences in relative values of the various asset classes.  The Fund will tactically allocate capital among a diverse range of trading strategies and markets, wherever the portfolio manager perceives opportunity.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund.  The following risks could affect the value of your investment:

●
Common Stock Risk.  Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence or instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

●
Small and Mid-Cap Stocks Risk.  The Fund invests in companies with small and medium market capitalizations.  Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region and may be less well known to the investment community.  Also, these companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies.  As a result of these factors, small and mid-capitalization stock prices have greater volatility than large company securities.

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 35

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●
Growth Stock Risk.  The Fund invests in companies that appear to be growth-oriented companies.  If the Fund’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

●
Emerging Markets Risk.  The Fund invests in developing countries which may experience high rates of inflation or sharply devalue their currencies against the U.S. dollar, causing the value of investments in companies located in those countries to decline.  Transaction costs are often higher in developing countries and there may be delays in the settlement process.

●
Foreign Securities Risk.  Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes and such taxes may reduce the net return to Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar.  Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values.  Although the Fund will only invest in foreign securities of issuers that are domiciled in nations considered to have stable governments, issuers of foreign securities may still be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability, any of which could negatively affect the Fund.

●
Special Situations Risk.  Special situations often involve much greater risk than is found in the normal course of investing.  Liquidations, reorganizations, recapitalizations, material litigation, technological breakthroughs and new management or management policies may not have the effect on a company’s price that the Sub-adviser expects, which could negatively impact the Fund.  To minimize these risks, the Fund will limit its investments to no more than 20% of the Fund’s net total assets (valued at the time of investment).

●
Portfolio Turnover Risk.  The Fund’s portfolio manager may engage in aggressive portfolio trading.  As a result, the Fund could experience higher than average portfolio turnover.  A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate greater taxes for shareholders on realized investment gains.

●
Short Selling Risk.  Positions in shorted securities are speculative and more risky than long positions (purchases).  When a Fund engages in short selling, it sells a security it does not own in anticipation of being able to buy that security later at a lower price.  If the price of the security increases, the Fund loses money.  Further, during the time when the Fund has shorted the security, the Fund must borrow that security in order to make delivery on the previous sale, which raises the cost to the Fund.  Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss.  Short sale strategies are often categorized as a form of leveraging or speculative investment.  The use of leverage may multiply small price movements in securities into large changes in value.  As a result of using leverage, the Fund’s share price may be more volatile than if no leverage were used.    You should be aware that any strategy that includes selling securities short could suffer significant losses.

●
Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio.  The Sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

36| QUAKER INVESTMENT TRUST PROSPECTUS

Table of Contents – Prospectus

Investment Objectives, Strategies, Risks And Portfolio Holdings

Quaker Mid-Cap Value Fund

INVESTMENT OBJECTIVES

The Quaker Mid-Cap Value Fund (the “Fund”) seeks to provide long-term growth of capital.  The Fund’s investment objective is non-fundamental, which means that it may be changed by the Board of Trustees without shareholder notice.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund’s investment sub-adviser, Kennedy Capital Management, Inc. (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:

●
Mid-Cap Stocks.  The Fund invests at least 80% of its total assets in common stocks or securities convertible into common stocks of companies with market capitalizations similar to the market capitalizations of the companies included in the Russell MidCap® Value Index.  The market capitalization of companies in the Russell MidCap® Value Index ranged from approximately $888.21 billion to $26.16 billion as of September 30, 2013.  The capitalization range of companies in the Russell MidCap® Value Index will change with the markets.  If movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.

●
Value Securities.  The Fund invests in stocks of companies that exhibit attractive fundamental valuation measures such as price-to-earnings or price-to-book ratios.  The Fund invests in stocks that are typically considered out of favor by the market as a result of decelerating revenue growth, declining profit margins and increasing competition.

In selecting individual securities for the Fund’s portfolio, the Sub-adviser believes that there are three factors that influence equity returns, namely: quality, value and business prospects of the issuer.  In order to choose the securities in which the Fund invests, the Sub-adviser analyzes approximately 1,800 U.S. issuers of common stock.  The Sub-adviser then identifies and selects securities of companies with a market capitalization of between $1 billion to $18 billion that it believes to be undervalued relative to comparable alternate investments, and which demonstrate strong sales and earnings momentum, high profitability and rising earnings expectations.  Furthermore, the Sub-adviser seeks to identify companies that exhibit some or all of the following criteria:

●	strong balance sheets and high credit quality;

●	low price-to-earnings, price-to-sales, price-to-value ratios;

●	demonstrated consistent earnings growth in the past and are likely to achieve consistent earnings growth in the future;

●	high profit margins and the business strategies to protect and maintain such margins;

●	high historical return on investment; and

●	ability to increase earnings through new products or sensible acquisitions.

Through these selection criteria, the Sub-adviser identifies securities which it believes to be undervalued, and that have shown consistent earnings with a potential for further growth.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund.  The following risks could affect the value of your investment:

●
Common Stock Risk.  Common Stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

●
Mid-Cap Stock Risk.  The Fund invests in companies with medium market capitalizations.  Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region and may be less well known to the investment community.  Also, these companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies.  As a result of these factors, mid-capitalization stock prices have greater volatility than large company securities.

●
Value Securities Risk.  The Fund invests in companies that appear to be “undervalued” in the marketplace (i.e., trading at prices below the company’s true worth).  If the Fund’s perceptions of value are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 37

Table of Contents – Prospectus

Investment Objectives, Strategies, Risks And Portfolio Holdings

Quaker Small-Cap Growth Tactical Allocation Fund

INVESTMENT OBJECTIVES

The Quaker Small-Cap Growth Tactical Allocation Fund (the “Fund”) seeks to provide long-term growth of capital.  The Fund’s investment objective is non-fundamental, which means that it may be changed by the Board of Trustees without shareholder notice.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund’s investment sub-adviser, Van Den Berg Management I, Inc., d/b/a Century Management (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:

●
Common Stocks.  The Fund normally invests at least 80% of the Fund’s total assets in common stocks, ETFs, ADRs and foreign securities traded on U.S. stock exchanges, with market capitalizations within the range of companies included in the Russell 2000® Growth Index..  The Fund invests in securities that include a broadly diversified number of equity securities, including U.S. securities and foreign securities traded on U.S. stock exchanges, which the Sub-adviser believes show a high probability of superior prospects for above average growth.  The Sub-adviser chooses these securities using a “bottom up” approach of extensively analyzing the financial, management and overall economic conditions of each potential investment.  In particular, under this “bottom up” approach, the Sub-adviser analyzes various factors such as capitalization/liquidity ratios, growth ratios (e.g., sales growth, earnings per share and internal profitability), momentum ratios (e.g., price, sales, earnings per share and cash flow), valuation ratios (e.g., price to sales and price to earnings) and volatility ratios.

●
Growth Stocks.  The Fund invests in securities that include a broadly diversified number of equity securities, including U.S. securities and foreign securities traded on U.S. stock exchanges, which the Fund’s Sub-adviser believes show a high probability of superior prospects for above average growth.  These securities will have market capitalizations within the range of companies included in the Russell 2000® Growth Index. The market capitalization of companies in the Russell 2000® Growth Index ranged from approximately $47.47 million to $4.81 billion as of September 30, 2013.  The capitalization range of companies in the Russell 2000® Growth Index will change with the markets.  If movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.

●
Exchange-Traded Funds.  Beyond pursuing its investment objective by direct investment, the Fund may also invest in shares of other investment companies that invest in the types of securities mentioned above, including shares of ETFs.  Federal law generally prohibits a Fund from acquiring shares of an investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of such investment company’s total outstanding shares.  This prohibition may prevent the Fund from allocating its investments in an optimal manner.  As a result of this policy, the cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares.  Shareholders will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by shareholders.

●	Foreign Securities. The Fund may invest in foreign securities traded on U.S. stock exchanges, ADRs and EDRs.

●
Short Sales.  The Fund utilizes a strategy of short selling securities, including ETFs, to reduce volatility and enhance potential investment gain.  When a Fund engages in short sales, it sells a security it does not own in anticipation of being able to buy that security later at a lower price.  If the price of the security increases instead, the Fund loses money.  Further, during the time when the Fund has shorted the security, the Fund must borrow that security in order to make delivery on the previous sale, which raises the cost to the Fund.  The Fund may engage in two types of short sales.  Securities may be sold “against the box” or outright.  A short sale “against the box” means that securities the Fund already owns are sold, but not delivered.  Instead, these securities are segregated and pledged against the short position.  When the short sale is closed out, the securities owned are released.  Outright short selling involves the sale of securities not presently owned by the Fund.  If the Fund does not purchase that security on the same day as the sale, the security must be borrowed (typically, from a broker/dealer).  At the time an outright short sale is affected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender.  Any gain or loss on the transaction is taxable as a short-term capital gain or loss.

●
Tactical Allocation.  Because the Fund is a tactical allocation fund, the assets of the Fund will shift on a short-term basis to take advantage of perceived differences in relative values of the various asset classes.  The Fund will tactically allocate capital among a diverse range of trading strategies and markets, wherever the portfolio manager perceives opportunity. In selecting individual securities for the Fund’s portfolio, the Sub-adviser uses a “bottom-up” approach of extensively analyzing the financial, management and overall economic conditions of each potential investment, in particular, under this “bottom-up” approach, the Sub-adviser analyzes various factors such as capitalization illiquidity ratios (e.g., sales growth, earnings per share and internal profitability), momentum ratios (e.g., price, sales, earnings per share and cash flow), valuation ratios (e.g., price to sales and price to earnings) and volatility ratios.

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Table of Contents – Prospectus

Investment Objectives, Strategies, Risks And Portfolio Holdings

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund.  The following risks could affect the value of your investment:

●
Common Stock Risk.  Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

●
Growth Stock Risk.  The Fund invests in companies that appear to be growth-oriented companies.  If the Fund’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

●
Small-Cap Stock Risk.  The Fund invests in companies with small market capitalizations (generally less than $3.3 billion).  Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region, may be less well known to the investment community and may have more volatile share prices.  Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies.  As a result, their stock prices have greater volatility than large company securities.

●
Exchange-Traded Fund Risk.  The cost of investing in an ETF will generally be higher than the cost of investing directly in the underlying fund shares.  Shareholders will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by shareholders.

●
Foreign Securities Risk.  Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes; such taxes may reduce the net return to Fund shareholders; foreign securities are often denominated in a currency other than the U.S. dollar; accordingly, the Fund will be subject to the risks associated with fluctuations in currency values; although the Fund will only invest in foreign securities of issuers that are domiciled in nations considered to have stable and friendly governments, issuers of foreign securities may still be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability any of which could negatively affect the Fund.

●
Short Selling Risk. Positions in shorted securities are speculative and more risky than long positions (purchases).  When a Fund engages in short selling, it sells a security it does not own in anticipation of being able to buy that security later at a lower price.  If the price of the security increases, the Fund loses money.  Further, during the time when the Fund has shorted the security, the Fund must borrow that security in order to make delivery on the previous sale, which raises the cost to the Fund.  Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss.  Short sale strategies are often categorized as a form of leveraging or speculative investment.  The use of leverage may multiply small price movements in securities into large changes in value.  As a result of using leverage, the Fund’s share price may be more volatile than if no leverage were used.  You should be aware that any strategy that includes selling securities short could suffer significant losses.

●
Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio.  The Sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 39

Table of Contents – Prospectus

Investment Objectives, Strategies, Risks And Portfolio Holdings

Quaker Small-Cap Value Fund

INVESTMENT OBJECTIVES

The Quaker Small-Cap Value Fund (the “Fund”) seeks to provide long-term growth of capital.  Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund’s investment objective is non-fundamental, which means that it may be changed by the Board of Trustees without shareholder notice.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund’s investment sub-adviser, Aronson Johnson Ortiz, LP (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:

●
Small-Cap Stocks.  The Fund invests at least 80% of its total assets in U.S. common stocks of companies with market capitalizations similar to the market capitalizations of companies included in the Russell 2000® Index and Russell 2500® Index. The market capitalization of companies in the Russell 2000® Index ranged from approximately $42.35 million to $4.81 billion as of September 30, 2013.  The market capitalization of companies in the Russell 2500® Index ranged from approximately $42.35 million to $10.11 billion as of September 30, 2013.  The capitalization range of companies in the Russell 2000® Index and the Russell 2500® Index will change with the markets.  If movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.

●
Value Securities Risk.  The Fund invests in companies considered by the Fund’s Sub-adviser to have consistent earnings and above-average core assets, selling at relatively low market valuations, with attractive growth and momentum characteristics.

In selecting stocks for the portfolio, the Sub-adviser focuses on asset-rich companies, selling at relatively low multiples of earnings, with proven and confident management, and earnings growth and price momentum.  The Fund will normally remain fully invested in these securities at all times, subject to a minimum cash balance maintained for operational purposes.

The Sub-adviser screens a broad universe of U.S. securities to identify a subset of issuers with ample trading volume, at least three years of operating history, and market capitalizations similar to the companies in the Russell 2000® (the “benchmark”) and Russell 2500® indices.  The resulting stocks are divided into 34 industries.  Within each industry, the Sub-adviser identifies the most attractive stocks by considering a number of balance sheet and income statement criteria, as well as the effectiveness and outlook of management and measures of momentum.  The Sub-adviser then creates a portfolio that is sector-neutral to the benchmark.  The chosen securities attempt to maximize return but are well-diversified in terms of industry, fundamental characteristics, and other statistical measures of risk as compared to the blended characteristics of the Russell 2000® and the Russell 2500® indices.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund.  The following risks could affect the value of your investment:

●
Common Stock Risk.  Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

●
Small-Cap Stock Risk.  The Fund invests in companies with small market capitalizations (as described above).  Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region, may be less well known to the investment community, and may have more volatile share prices.  Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies.  As a result, small-capitalization stock prices have greater volatility than large company securities.

●
Value Securities.  The Fund invests in companies that appear to be “undervalued” in the marketplace (i.e., trading at prices below the company’s true worth).  If the Fund’s perceptions of value are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

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Investment Objectives, Strategies, Risks And Portfolio Holdings

Quaker Strategic Growth Fund

INVESTMENT OBJECTIVES

The Quaker Strategic Growth Fund (the “Fund”) seeks to provide long-term growth of capital.  The Fund’s investment objective is non-fundamental, which means that it may be changed by the Board of Trustees without shareholder notice.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund’s investment sub-adviser, DG Capital Management (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:

●	Common Stocks. The Fund invests at least 65% of its total assets in U.S. common stocks of companies without regard to market capitalization.

●	Growth Stocks. The Fund invests its assets in equity securities of companies which the Fund’s Sub-adviser believes show a high probability for superior growth.

●
Special Situations.  The Fund invests up to 25% of its total assets in “special situation” securities when the Fund’s Sub-adviser believes such investments will benefit the Fund.  A special situation arises when, in the Sub-adviser’s opinion, the securities of a company will experience an unusual gain or loss solely by reason of a development particularly or uniquely applicable to that company.  Such situations include, but are not limited to: spin-offs, corporate restructurings, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies.  Special situation investments may include illiquid or restricted securities, such as private equity investments.

●
Foreign Securities.  The Fund may invest up to 25% of its net assets in foreign securities, including ADRs.  (ADRs are receipts issued by a U.S. depository (usually a U.S. bank) that represent an ownership interest in an underlying foreign security that is held by the depository).

●
Large- and Mid-Cap Securities.  The Fund seeks to achieve a balance between investments in “special situation” investments and investments in large- to mid-capitalization equities (in excess of $3 billion in market capitalization) with high or accelerating profitability.

●
Short Sales.  The Fund utilizes a strategy of short selling securities to reduce volatility and enhance potential investment gain.  The Fund limits short sales to not more than 25% of the Fund’s assets.  At the time an outright short sale is affected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender.

Any gain or loss on the transaction is taxable as a short-term capital gain or loss.

The Fund may engage in two types of short sales. Securities may be sold “against the box” or outright.  A short sale “against the box” means that securities the Fund already owns are sold, but not delivered.  Instead, these securities are segregated and pledged against the short position.  When the short sale is closed out, the securities owned are released.  Outright short selling involves the sale of securities not presently owned by the Fund.  If the Fund does not purchase that security on the same day as the sale, the security must be borrowed (typically, from a broker/dealer).  At the time an outright short sale is affected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender.  Any gain or loss on the transaction is taxable as a short-term capital gain or loss.

●	Portfolio Turnover. The Fund employs an aggressive strategy of portfolio trading to respond to changes in the marketplace.

●
Tactical Allocation.  Because the Fund is a tactical allocation fund, the assets of the Fund will shift on a short-term basis to take advantage of perceived differences in relative values of the various asset classes.  The Fund will tactically allocate capital among a diverse range of trading strategies and markets, wherever the portfolio manager perceives opportunity.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund.  The following risks could affect the value of your investment:

●
Common Stock Risk.  Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

●
Growth Risk.  The Fund invests in companies that appear to be growth-oriented companies.  If the Fund’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

●
Special Situation Risk.  The Fund invests in “special situations.”  Special situations often involve much greater risk than is found in the normal course of investing.  Liquidations, reorganizations, recapitalizations, material litigation, technological breakthroughs and new management or management policies may not have the effect on a company’s price that the Fund’s Sub-adviser expects, which could negatively impact the Fund.  To minimize these risks, the Fund will limit its investments to no more than 25% of the Fund’s total net assets (valued at the time of investment).

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Investment Objectives, Strategies, Risks And Portfolio Holdings

●
Foreign Securities Risk.  Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes; such taxes may reduce the net return to Fund shareholders; foreign securities are often denominated in a currency other than the U.S. dollar; accordingly, the Fund will be subject to the risks associated with fluctuations in currency values; although the Fund will only invest in foreign securities of issuers that are domiciled in nations considered to have stable and friendly governments, issuers of foreign securities may still be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability any of which could negatively affect the Fund.

●
Mid-Cap Stock Risk.  The Fund may invest in companies with medium market capitalizations. Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region and may be less well known to the investment community.  Also, these companies may have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies.  As a result of these factors, mid-cap stock prices may have greater volatility than large company securities.

●
Short Selling Risk.  Positions in shorted securities are speculative and more risky than long positions (purchases).  When a Fund engages in short selling, it sells a security it does not own in anticipation of being able to buy that security later at a lower price.  If the price of the security increases, the Fund loses money.  Further, during the time when the Fund has shorted the security, the Fund must borrow that security in order to make delivery on the previous sale, which raises the cost to the Fund.  Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss.  Short sale strategies are often categorized as a form of leveraging or speculative investment.  The use of leverage may multiply small price movements in securities into large changes in value.  As a result of using leverage, the Fund’s share price may be more volatile than if no leverage were used.  You should be aware that any strategy that includes selling securities short could suffer significant losses.

●
Portfolio Turnover Risk.  The Fund’s portfolio manager may engage in aggressive portfolio trading.  As a result, the Fund could experience higher than average portfolio turnover, resulting in the realization of gains and losses which could have negative tax consequences to Fund shareholders.

●
Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

MORE INFORMATION ABOUT STRATEGIES

●
iShares.  The Funds may invest without limitation in shares of iShares Trust and iShares, Inc. (each an “iShares Fund” and collectively, the “iShares Funds”).  The iShares Funds are registered investment companies whose shares are listed and traded at market prices on national securities exchanges, such as the NYSE Arca exchange.  These types of investment companies are commonly known as “exchange traded funds.”  Market prices of iShares Funds’ shares may be different from their net asset value per share (“NAV”).  Each iShares Fund is an “index fund” that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index.  To the extent the Fund invests in iShares, the Fund will indirectly bear its proportionate share of any management fees and other expenses paid to iShares Funds in addition to investment management fees charged by the Adviser and Sub-advisers.

●
Repurchase Agreements.  Each Fund may enter into repurchase agreements, and certain other types of futures, options and derivatives with U.S. banks, qualified brokerage firms and other investors in over-the-counter markets, not through any exchange.

●
Temporary Defensive Positions.  Each Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions.  When investment opportunities are limited, or in the event of exceptional redemption requests, a significant percentage (up to 100%) of a Fund’s total net assets may be held in cash or cash-equivalents.  Under these circumstances, the Funds may not participate in stock market advances or declines to the same extent that the Funds would if they were to remain more fully invested in common stocks.  During these times, a Fund may not achieve its investment goal.

●
Securities Lending.  The Funds may lend their portfolio securities to further enhance investment returns.  These loans are secured by the delivery to the Fund of cash collateral, which may be invested in short-term debt securities and money market funds.

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Investment Objectives, Strategies, Risks And Portfolio Holdings

MORE INFORMATION ABOUT INVESTMENT RISKS

In addition to the principal risks which are specific to each investment strategy and summarized above in each of the Fund Summaries under “Principal Investment Risks,” there are other investment risks common to all Funds:

●
iShares Risk.  The cost of investing in an iShares Fund will generally be higher than the cost of investing directly in the underlying fund shares.  Shareholders will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.

●
Repurchase Agreement Risk.  A Fund may experience losses or delays in connection with repurchase agreements entered into, if a counterparty to any such contract defaults or goes into bankruptcy. Temporary Defensive Position Risk.  A Fund’s portfolio manager may seek to protect shareholder capital by assuming defensive positions where a Fund’s portfolio is comprised mainly of cash and cash equivalents.  Under such circumstances, a Fund may not achieve its investment objective.  When assuming a temporary defensive position, the Funds may invest, without limit, in obligations of the U.S. government and its agencies and in money market securities, including high-grade commercial paper, certificates of deposit, repurchase agreements and short-term debt securities.  Under these circumstances, the Funds may not participate in stock market advances or declines to the same extent that the Funds would they were to remain more fully invested in common stocks.  During these times, a Fund may not achieve its investment goal.

●
Securities Lending Risk.  If a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities.  As a result, a Fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral.

●
Management Risk.  The Funds are subject to management risk because they are actively managed investment portfolios.  An Adviser or Sub-adviser will apply its investment techniques and risk analyses in making investment decisions for a Fund, but there is no guarantee that its decisions will produce the intended result.

●
Market Trends Risk.  When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund’s investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.  Different types of stocks tend to shift into and out of favor with market investors, depending on market and economic conditions.  For instance, from time to time the stock market may not favor growth-oriented stocks.  Rather, the market could favor value stocks or may not favor equity securities at all.

PORTFOLIO HOLDINGS

A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available: (i) in the Fund’s SAI; and (ii) on the website of the Trust at www.quakerfunds.com.

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Management of the Funds

INVESTMENT ADVISER

Quaker Funds, Inc. (the “Adviser”), located at 309 Technology Drive, Malvern, Pennsylvania 19355, serves as the investment adviser to each of the Funds.  Founded in 1996, the Adviser provides its advisory services pursuant to an investment advisory agreement with the Trust.  The Adviser is a corporation incorporated under the laws of the Commonwealth of Pennsylvania, and is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  As of August 31, 2013, the Adviser had approximately $289.44 million in assets under management.

As investment adviser to the Funds, the Adviser has overall supervisory responsibility for: (i) the general management and investment of each Fund’s securities portfolio; (ii) the evaluation, selection and recommendation to the Board of Trustees of the hiring, termination and replacement of Sub-advisers to manage the assets of a Fund; (iii) overseeing and monitoring the ongoing performance of the Sub-advisers of the Funds, including their compliance with the investment objectives, policies and restrictions of those Funds; and (iv) the implementation of procedures and policies to ensure that the Sub-advisers comply with the Fund’s investment objectives, policies and restrictions.

Each Fund pays the Adviser and Sub-adviser management fees for managing the Fund’s investments that are calculated as a percentage of the Fund’s assets under management.  The total advisory and subadvisory fees paid, net of any applicable fee waiver and/or expense reimbursement, as a percentage of each Fund’s average daily net assets for the fiscal year ended June 30, 2013, were as follows:

Name of Fund	Total Advisory and Subadvisory Fee Paid as a Percentage of Average Net Assets
Quaker Akros Absolute Return Fund*	0%
Quaker Event Arbitrage Fund	0.92%
Quaker Global Tactical Allocation Fund	1.25%
Quaker Mid-Cap Value Fund	1.05%
Quaker Small-Cap Growth Tactical Allocation Fund	1.00%
Quaker Small-Cap Value Fund	1.00%
Quaker Strategic Growth Fund	1.18%

*The fee waiver for the Quaker Akros Absolute Return Fund was eliminated effective October 27, 2013.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for each Fund is available in the Funds’ annual reports to shareholders for the period ended June 30, 2013.  The Funds’ shareholder reports are available on the Trust’s website at www.quakerfunds.com.

SUB-ADVISERS AND PORTFOLIO MANAGERS

The Adviser oversees the Funds’ Sub-advisers and recommends to the Board of Trustees whether to hire, terminate or replace a Sub-adviser.  The Trust and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, without shareholder approval, subject to certain conditions and with the approval of the Board of Trustees, to: (i) hire, terminate or replace Sub-advisers for the Funds; and (ii) change the terms of a subadvisory arrangement, unless such change would result in an increase in the overall management and advisory fees payable by the Fund as previously approved by shareholders.  The SEC order does not apply to any sub-adviser that is affiliated with the Trust or the Adviser.  The manager of managers structure enables each Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or subadvisory agreements.  The manager of managers structure would not permit an increase in the overall management and advisory fees payable by a Fund without shareholder approval.  Shareholders will be notified of any changes made to sub-advisers or subadvisory agreements within 90 days of the change.

The Adviser has entered into separate subadvisory agreements with each Sub-adviser and compensates each Sub-adviser out of the investment advisory fees it receives from the Funds.  Each Sub-adviser has discretionary responsibility for investment of the assets and the portfolio management of the Fund that it manages.

The following Sub-advisers and portfolio managers are responsible for the day-to-day portfolio management of the respective Funds:

QUAKER AKROS ABSOLUTE RETURN FUND

Akros Capital, LLC (“Akros”), located at 230 Park Avenue, New York, New York 10169, serves as the sub-adviser to the Quaker Akros Absolute Return Fund.  Akros was founded in 2003, is registered with the SEC as an investment adviser pursuant to the Advisers Act and serves as an advisor primarily to provide specialized investment-management services for individuals, institutions and retail customers. As of August 31, 2013, the Sub-adviser managed approximately $9.3 million in assets.

The following individual is primarily responsible for the day-to-day management of the Fund:

Brady T. Lipp – is responsible for the day-to-day management of the Fund’s portfolio. Mr. Lipp founded Akros Capital, LLC in 2003 and serves as its Managing Principal and Chief Executive Officer.  Prior to founding Akros Capital, LLC, Mr. Lipp was a Managing Director at Credit Suisse Asset Management from 1999 to 2003 and a member of the global post-venture capital investment team, which focused on publicly traded stocks that had professional private-equity backing.  He also served as a Managing Director at Warburg Pincus Asset Management from 1994 to 1999 and was an institutional relationship manager at Strong Capital Management from 1987 to 1994.  Mr. Lipp has managed accounts using a similar style to the Fund since January 2004.

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QUAKER EVENT ARBITRAGE FUND

Quaker Funds, Inc. (the “Adviser”) located at 309 Technology Drive, Malvern, PA  19355, serves as Adviser to the Quaker Event Arbitrage Fund. The Adviser has discretionary responsibility for investment of the assets and the portfolio management of the Quaker Event Arbitrage Fund.

The following individual is primarily responsible for the day-to-day management of the Fund:

Thomas F. Kirchner, CFA – Mr. Kirchner is responsible for the day-to-day management of the Fund.  From 2003-2009, prior to joining the Adviser with the acquisition by the Fund of the Pennsylvania Avenue Fund, Mr. Kirchner was the founder of Pennsylvania Avenue Advisers LLC (“Pennsylvania Avenue”) and the portfolio manager of the Pennsylvania Avenue Fund, a series of the Pennsylvania Avenue Funds.  Prior to establishing Pennsylvania Avenue, from 1996-1999, Mr. Kirchner worked as a Bond Trader and Financial Engineer for Banque Nationale de Paris S.A.  From 1999-2004, Mr. Kirchner was retained by Fannie Mae, as a Financial Engineer.  Mr. Kirchner is a graduate of Kings College, University of London; Institut ’Etudes Politiques de Paris and University of Chicago Booth School of Business.  Mr. Kirchner has earned the right to use the Chartered Financial Analyst designation.

QUAKER GLOBAL TACTICAL ALLOCATION FUND AND STRATEGIC GROWTH FUND

DG Capital Management (“DG Capital”) located at 260 Franklin Street, Suite 1600, Boston, Massachusetts 02110, was founded in 1996 and serves as the sub-adviser to the Quaker Strategic Growth Fund and Quaker Global Tactical Allocation Fund.  DG Capital is registered with the SEC as an investment adviser pursuant to the Advisers Act, and specializes in equity management.  As of August 31, 2013, the firm had approximately $193.4 million of assets under management.

The following individual is primarily responsible for the day-to-day management of each Fund:

      Manu Daftary, CFA – Founded DG Capital in 1996 and currently serves as President and Chief Investment Officer.  Mr. Daftary has been a manager of both the Quaker Strategic Growth Fund and Quaker Global Tactical Allocation Fund since each Fund’s inception.  He has primary responsibility for the investments of the Fund.  He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchase and sale of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements.

QUAKER MID-CAP VALUE FUND

Kennedy Capital Management (“Kennedy”), located at 10829 Olive Boulevard, Saint Louis, Missouri 63141, serves as sub-adviser to Quaker Mid-Cap Value Fund.  Founded in 1980, Kennedy is registered as an investment adviser with the SEC under the Advisers Act, and specializes in small- and mid-cap domestic equities.  As of August 31, 2013, the firm had approximately $5.2 billion of assets under management and it is approximately 100% employee owned.

Frank Latuda, Jr., CFA – a Vice President, Director, Chief Investment Officer, and Portfolio Manager of the Small Cap Value I, SMID Cap Value, Mid Cap Value and All Cap Value portfolios for Kennedy.  In his capacity as Chief Investment Officer, Mr. Latuda also serves as the chairman of the Investment Policy Committee.  He joined Kennedy as an equity analyst in 1997, and served as Director of Research from 1998 until 2000.  He has been a portfolio manager since October of 2000 when he took over the Small Cap Value I strategy.  Prior to joining Kennedy, he was an analyst with Burns, Pauli, Mahoney Company.  Mr. Latuda earned his BS in Electrical Engineering from the University of Notre Dame, as well as a MS in Electrical Engineering and an MBA from the University of Illinois.

Gary   Kauppila, CFA – Assistant Portfolio Manager   of the Small Cap Value I, SMID Cap Value and  Mid Cap Value portfolios for Kennedy.  Mr. Kauppila began his investment career in 1995 and prior to joining Kennedy Capital, he served as an analyst, Portfolio Manager and Chief Financial Officer at Timeless Investment Management.  Prior to that, Mr. Kauppila was affiliated with Chicago Asset Management, Northern Trust and William Blair & Co.  Mr. Kauppila joined Kennedy  Capital in 2007 as an assistant portfolio manager.  Mr. Kauppila graduated magna cum laude with a B.S. in Finance from Binghamton University.

QUAKER SMALL-CAP GROWTH TACTICAL ALLOCATION FUND

Century Management, Inc. (“Century”), located at 805 Las Cimas Parkway, Suite 430, Austin, Texas 78746, serves as the sub-adviser to Quaker Small-Cap Growth Tactical Allocation Fund.  Founded in 1974, Century is registered as an investment adviser with the SEC under the Advisers Act, and specializes in value investing.  As of August 31, 2013, the firm had approximately $1.95 billion of assets under management.

The following individual is primarily responsible for the day-to-day management of the Fund:

Stephen W. Shipman, CFA – Mr. Shipman joined Century in 2009 as a Portfolio Manager.  Prior to joining Century, from 1997-2009, Mr. Shipman served as Executive Vice President and Director of Research of Bjurman, Barry & Associates.

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Management of the Funds

QUAKER SMALL-CAP VALUE FUND

ARONSON JOHNSON ORTIZ, LP (“AJO”), located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, was founded in 1984 and serves as sub-adviser to Quaker Small-Cap Value Fund.  AJO is registered as an investment adviser with the SEC under the Advisers Act and provides investment advisory services to institutional clients.  As of August 31, 2013, the firm had approximately $22.6 billion of assets under management.

The following individuals are primarily responsible for the day-to-day management of the Fund:

Theodore R. Aronson, CFA – Managing Principal.  Mr. Aronson founded AJO in 1984 and has served as a portfolio manager of the Fund since its inception in 1996.  Mr. Aronson is involved with portfolio management, administration, client service and marketing at AJO.  Prior to founding AJO, Mr. Aronson was a partner with Addison Capital Management from 1981 to 1984.

Stefani Cranston, CFA, CPA – Principal.  Ms. Cranston joined AJO in 1991 and has served as a portfolio manager of the Fund since 2007.  Ms. Cranston was an AJO financial and portfolio accountant prior to being named a portfolio manager.  She was a senior accountant at Deloitte & Touche before joining AJO.  In addition to her portfolio management duties with AJO, Ms. Cranston is also involved with financial accounting.

Gina Marie N. Moore, CFA, CPA – Principal.  Ms. Moore joined AJO in 1998 and has served as a portfolio manager of the Fund since 2004.  In addition to her portfolio management duties, Ms. Moore also focuses on client service and marketing.  Prior to joining AJO, she was with Glenmede Trust Company, where she was involved with portfolio analytics and marketing.

Martha E. Ortiz, CFA – Principal.  Ms. Ortiz joined AJO in 1987 and has served as a portfolio manager of the Fund since its inception in 1996.  Ms. Ortiz oversees portfolio implementation and trading.  Prior to joining AJO, Ms. Ortiz was with Wilshire Associates, where she supported the Equity Management System (now Atlas).

Gregory J. Rogers, CFA – Portfolio Manager.  Mr. Rogers joined AJO in 1993 and has served as a portfolio manager of the Fund since 2012.  Mr. Rogers was an AJO trader prior to being named a portfolio manager.  Mr. Rogers focuses his time on portfolio management, trading and research.  Prior to joining AJO, Mr. Rogers was with First Boston, where he was involved with trading and computer systems.

R. Brian Wenzinger, CFA – Principal.  Mr. Wenzinger joined AJO in 2000 and has served as a portfolio manager of the Fund since 2007.  Mr. Wenzinger was an AJO research analyst prior to being named a portfolio manager.  Before joining AJO, he was with DuPont, primarily in its internal pension group, where he researched and implemented quantitative investment strategies.  Mr. Wenzinger focuses his time on portfolio management and research.

Christopher J.W. Whitehead, CFA – Principal. Mr. Whitehead joined AJO in 2000 and has served as a portfolio manager of the Fund since 2010.  Mr. Whitehead was an AJO research analyst prior to being named a portfolio manager.  Before joining AJO, he was with Cambridge Associates where he served as a research associate.  Mr. Whitehead focuses his time on portfolio management and research.

MORE ABOUT SUB-ADVISERS AND PORTFOLIO MANAGERS

The Trust’s Statement of Additional Information (“SAI”) provides additional information about the Sub-advisers and each Fund’s respective portfolio manager compensation, other accounts managed and respective ownership of securities in the applicable Fund.

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Shareholder Information

CALCULATING SHARE PRICE

When you buy shares, you pay the offering price for the shares.  The offering price includes any applicable sales charge, and is determined by dividing the NAV by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria.  The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria.  For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.50%, the offering price would be calculated as follows:  10.25 divided by 1.00 minus 0.055 (10.25/0.945) equals 10.84656, which, when rounded to two decimal points, equals 10.85.  The offering price per share would be $10.85.

When you sell or exchange shares of a Fund, you do so at the Fund’s NAV.

The value of a mutual fund is determined by deducting the Fund’s liabilities from the total assets of the portfolio.  The NAV per share is determined by dividing the total NAV of each Fund’s share class by the applicable number of shares outstanding per share class.

Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (“NYSE”) (which is generally 4:00 p.m. Eastern time).  Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date.  A Fund generally utilizes two independent pricing services to assist in determining a current market value for each security.  If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices.  The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices.  If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell Fund shares are processed based on the NAV next calculated after we receive your request in proper form.

FAIR VALUATION

●
Individual Securities.  Each Fund expects to price most of its securities based on the current market values as discussed above.  Securities and assets for which market quotations are not readily available will be valued at fair value.  The types of securities for which such fair value pricing may be necessary include, but are not limited to: foreign securities, as discussed below; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities for which there is no current market value quotation; securities for which a broker quote has been requested but the spread between the bid and the ask exceeds 15%; and securities that are restricted as to transfer or resale.  The need to fair value a Fund’s portfolio securities may also result from low trading volume in foreign markets or thinly traded domestic securities, such as certain small-cap securities.

The Funds have adopted fair valuation procedures to value securities at fair market value in those circumstances as described above, and the Trust has established a Valuation Committee that is responsible for determining when fair valuing a security is necessary and appropriate.  Securities and assets for which market quotations are not readily available may be valued based upon valuation methods that include: (i) multiple of earnings; (ii) yield to maturity with respect to debt issues; (iii) discounts from market prices of similar freely traded securities; or (iv) a combination of these methods.  Securities may also be priced using fair value pricing methods when their closing prices do not reflect their market values at the time a Fund calculates its NAV because an event had occurred since the closing prices were established on the domestic or foreign exchange or market but before the Fund’s NAV calculation.  Once a fair value has been determined by the Valuation Committee, any such determination will be considered for ratification at the next meeting of the Board of Trustees.  The Valuation Committee is comprised of the Funds’ Chief Compliance Officer (who is an employee and Chief Compliance Officer of the Adviser), the Portfolio Manager of the Adviser and at least one Senior Officer of the Adviser.

●
Foreign Securities.  The value of a foreign security is generally determined as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier.  The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m. Eastern time) on the day that the value of the foreign security is determined.  If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.  If market quotations are not readily available for a foreign security or an event has occurred that caused a quotation to be unavailable or unreliable, the Valuation Committee will fair value foreign securities using the procedures described above.

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Risk of Fair Value Pricing.  Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations.  There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.  As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

CHOOSING THE APPROPRIATE SHARE CLASS

Each Fund offers three classes of shares.  The main differences between each share class are sales charges, ongoing fees and investment minimums.  In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold your shares.  Each share class in any Fund represents an interest in the same portfolio of investments in that Fund.

The following table shows the share classes that are offered by each Fund:

COMPARISON OF SHARE CLASSES

	Class A	Class C	Institutional Class
TERMS	Offered at NAV plus a front-end sales charge	Offered at NAV with no front-end sales charge or CDSC	Offered at NAV with no front-end sales charge or CDSC
ONGOING EXPENSES	Lower than Class C	Higher than Class A	Lower than Class A or C
APPROPRIATE FOR INVESTORS	Who prefer a single front-end sales charge	Who want to invest all money immediately, with no front-end sales charge or CDSC	Designed for large institutional investors
	With a longer investment horizon	With shorter investment horizons
Who qualify for reduced sales charges on longer investments

Minimum Investments for Class A and C Shares
Type of Account	Minimum Investment to Open Account	Minimum Subsequent Investments
Regular	$2,000	$100
IRAs	$1,000	$100

The minimum investment for Institutional Class shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.

You may be able to convert your shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met.  This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose.  In such instance, your shares may be automatically converted under certain circumstances.  Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired.  Please contact your financial intermediary for additional information.  Not all share classes are available through all intermediaries.

If your shares of a fund are converted to a different share class of the same fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion.  Consequently, you may receive fewer shares or more shares than you originally owned, depending on that day’s NAVs.  Your total value of the initially held shares, however, will equal the total value of the converted shares.  Please contact your financial intermediary regarding the tax consequences of any conversion.

REDUCTION OR WAIVER OF FRONT-END SALES CHARGES

Front-end sales charges may be reduced by:

●
Rights of Accumulation.  You may qualify for a reduced sales charge by aggregating the NAV of any shares you already own of the same class to the amount of your next investment in that class for purposes of calculating the sales charge.  For example, if you already owned Class A Shares in the Quaker Global Tactical Allocation Fund with a combined aggregate NAV of $450,000, and you decided to purchase an additional $60,000 of Class A Shares of the Quaker Strategic Growth Fund, another series of the Trust, there would be a sales charge of 2.00% on your $60,000 purchase instead of the normal 4.75% on that purchase, because you had accumulated more than $500,000 total in the Quaker Funds.

●
Letter of Intent.  By signing a Letter of Intent (“LOI”) you can reduce your Class A sales charge.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period.  The LOI will apply to all purchases of Class A Shares.  Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.  Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI.  Shares equal to the Funds’ highest applicable sales load (5.50% for all Funds) for the amount of the LOI will be held in escrow during the 13-month period.  If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect.  This amount will be obtained from redemption of the escrow shares.  Any escrowed shares not needed to satisfy that charge would be released to you.

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If you establish an LOI with Quaker Funds you can aggregate your accounts as well as the accounts of your immediate family members which include your spouse and children under age 21.  You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.

You may need to provide your financial services firm or U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent (the “Transfer Agent”) with certain information about your accounts and the accounts of related parties to take advantage of the front-end sales charge reductions described above.  In certain instances, you may have to provide an account statement to verify that an account qualifies for inclusion in the calculation of the sales charge reduction.  You also must provide your financial services firm or the Funds’ Transfer Agent with information about eligible Fund accounts held with other broker/dealers if you want these accounts to be used to calculate the sales charge reduction.  Additional information about sales charge reductions is available in the Trust’s SAI or from a broker or financial intermediary through which shares of the Funds are sold.

Please refer to the purchase application or consult with your financial services firm to take advantage of these purchase options.

Additional information concerning sales load reductions is available in the Trust’s SAI.  Information regarding sales charges and the reduction or waiver of such sales charges are also available free of charge at www.quakerfunds.com.
Front-End Sales Charges on Class A Shares for each Fund:
Amount Invested	Sales Charge (as a % of offering price)	Sales Charge (as a % of net amount invested)	Dealer Re-allowance
Less than $50,000	5.50%	5.82%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.25%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%	N/A

Front-end sales charges may be waived:

●	For purchases by fee-based registered investment advisers for their clients, broker/dealers with wrap fee accounts, or registered investment advisers or brokers for their own accounts.

●	For employees and employee-related accounts of the Adviser and Sub-advisers, Trustees and affiliated persons of the Trust. Please see the Trust’s SAI for details.

●	For large orders and purchases by eligible plans. Please see the Trust’s SAI for details, including a description of the commissions the Trust’s Distributor may advance to dealers for these purchases.

●	For shareholders who had held No-Load Class shares in certain Funds prior to the conversion of such shares to Class A Shares as of June 23, 2000. Please see the Trust’s SAI for details.

You need to notify your financial services firm or the Fund’s Transfer Agent if you qualify for a waiver.

12B-1 DISTRIBUTION AND SERVICE FEES

●
The 12b-1 Plans adopted by the Trust for the Class A and Class C Shares permit each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders.

●
Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

●	Class A Shares pay a 0.25% 12b-1/service fee.

●
Class C Shares pay a 1.00% 12b-1/service fee (shareholder servicing fee of 0.25% of average daily net assets and distribution fee of 0.75% per annum of average daily net assets), payable on a monthly basis, of each Fund’s average daily net assets attributable to Class C Shares.

SHAREHOLDER SERVICING PLAN

The Trust has adopted a Shareholder Servicing and Processing Plan pursuant to which the Trust may pay financial institutions, securities dealers and other industry professionals a fee for providing certain services to Fund shareholders, not to exceed 0.20% of the average daily net asset value of a Fund’s share class.

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REVENUE SHARING

The Adviser may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Funds.  These payments are often referred to as “revenue sharing payments.”  The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, providing the Fund with “shelf space” or placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors.  Revenue sharing payments are paid from the Adviser’s own legitimate profits and its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid.  The Board of Trustees of the Trust monitors these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to the Adviser to ensure that such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services.  Because revenue sharing payments are paid by the Adviser, and not from the Funds’ assets, the amount of any revenue sharing payment is determined by the Adviser.

Payments may be based on current or past sales, current or historical assets, or a flat fee for specific services provided.  In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a particular Fund to you instead of recommending shares offered by competing investment companies.

Contact your financial intermediary for details about revenue sharing payments.

Notwithstanding the revenue sharing payments described above, the Adviser and all Sub-advisers to the Funds are prohibited from considering a broker-dealer’s sale of any of the Funds’ shares in selecting such broker-dealer for the execution of a Fund’s portfolio transactions, except as may be specifically permitted by law.

REGISTRATION OF SHARE CLASSES

Shares of the Funds have not been registered for sale outside of the United States.  The Quaker Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

It is important that each Fund maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to a Fund. Based upon statutory requirements for returned mail, a Fund will attempt to locate the investor or rightful owner of the account. If a Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. A Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

The Funds will not accept payment in cash or money orders.  The Funds also do not accept cashier’s checks in amounts less than $10,000.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  A fee may be assessed against your account for any payment check returned to the Funds’ Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons.  If a check does not clear your bank or the Fund is unable to debit your predetermined bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase.  The Fund (or its agent) has the authority to redeem shares in your account(s) from the Fund(s) to cover any resulting losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund(s).

Your investment in the Fund(s) should be intended to serve as a long-term investment vehicle.  The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market.  The Trust reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Funds, which includes investors with a history of excessive trading.  The Trust also reserves the right to stop offering shares of any Fund at any time.

HOW TO BUY SHARES

You can invest in the Funds by mail, wire transfer and through participating financial service professionals as set forth below.  Federal law requires the Trust to obtain, verify and record information that identifies each person who opens an account.  When opening your account, you will be asked to provide your name, address, date of birth (as applicable) and other information so that we may identify you.  If this information is not provided, the Trust will be unable to open your account.  After you have established your account, you may make subsequent purchases by telephone.  You may also invest in the Funds through an automatic investment plan.  Any questions you may have can be answered by calling the Funds, toll free, at 800-220-8888.

In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 800-220-8888 if you need additional assistance when completing your application.

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If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.  A Fund may also reserve the right to close the account within five (5) business days if clarifying information/documentation is not received.

PURCHASES THROUGH FINANCIAL SERVICE ORGANIZATIONS

You may purchase shares of the Funds through participating brokers, dealers, and other financial professionals.  Simply call your investment professional to make your purchase.  If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in a Fund’s shares and may impose account minimums and other requirements.  These fees and requirements would be in addition to those imposed by the Funds.  If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you).  Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

PURCHASING SHARES BY MAIL

To purchase shares by mail, simply complete the account application included with this Prospectus, make a check payable to the Fund of your choice, and mail the account application and check to:

By Mail

Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

For Overnight or Special Delivery

Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202-5207

The Trust does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the Transfer Agent of the Fund.

Your purchase order, if accompanied by payment, will be processed upon receipt by the Transfer Agent.  If the Transfer Agent receives your order and payment by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), your shares will be purchased at the Fund’s offering price calculated at the close of regular trading on that day.  Otherwise, your shares will be purchased at the offering price determined as of the close of regular trading on the next business day.

PURCHASING SHARES BY WIRE TRANSFER

To open an account by wire, a completed account application is required before your wire can be accepted.  You may mail or overnight deliver your account application to the Transfer Agent.  Upon receipt of your completed application, an account will be established for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA # 075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
(Fund name)
(Shareholder registration)
(Shareholder account number)

Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.  The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

TELEPHONE PURCHASES

In order to be able to purchase shares by telephone, your account must have been established 15 days prior to your call, and you must have submitted a voided check or savings deposit slip for the bank account from which the purchase will be drawn.  Your initial purchase of shares may not be made by telephone.  Shares purchased by telephone will be purchased at the per share offering price determined at the close of business on the day the Transfer Agent receives your order, provided that your order is received prior to 4 p.m. Eastern time.

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You may make purchases by telephone only if you have an account at a bank that is a member of the Automated Clearing House (“ACH”).  Most transfers are completed within three business days of your call.  To preserve flexibility, the Trust may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Trust does not currently expect to charge such a fee.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine.  Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions.  Assuming reasonable procedures such as the above have been followed, neither the Transfer Agent nor the Trust will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. The Trust shall have authority, as your agent, to redeem shares in your account to cover any such loss.  As a result of this policy, you will bear the risk of any loss unless the Trust and/or the Transfer Agent have failed to follow procedures reasonably designed to prevent losses.  However, if the Trust and/or the Transfer Agent fails to follow such procedures, it may be liable for such losses.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be canceled or modified.

MISCELLANEOUS PURCHASE INFORMATION

The Funds reserve the right to reject applications for shares under circumstances or in amounts considered disadvantageous to shareholders.  Applications will not be accepted unless they are accompanied by payment in U.S. funds.  Payment must be made by wire transfer, check or by electronic funds transfer through the ACH network from a U.S. bank, savings & loan or credit union.  The Transfer Agent may assess a fee against your account, in addition to any loss sustained by the Fund(s), for any check payment returned to the Transfer Agent for insufficient funds.

If you place an order for a Fund’s shares through a securities broker, and you place your order in proper form before 4:00 p.m. Eastern time on any business day in accordance with their procedures, your purchase will be processed at the offering price calculated at 4:00 p.m. Eastern Time on that day, provided that the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. Eastern time).  The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three (3) business days for the order.

Federal regulations require that you provide a certified taxpayer identification number whenever you open an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder’s social security number or other taxpayer identification number, the Trust will be required to withhold a percentage, currently 28%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.  A Fund also must withhold if the Internal Revenue Service (“IRS”) instructs it to do so, See the “Dividends and Tax Matters – Tax Considerations – Backup Withholding” section below.

FREQUENT/SHORT-TERM TRADING OR MARKET TIMING

The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent short-term or frequent trading (often described as “market timing”) in any of the Funds.  The policies and procedures are described below.

The Funds are not designed for professional market timing organizations, individuals, or entities using programmed or frequent exchanges or trades.  Frequent exchanges or trades may be disruptive to the management of the Funds and can raise their expenses.  Each Fund, through its principal underwriter, reserves the right to reject or restrict any specific purchase and exchange requests with respect to market timers and reserves the right to determine, in its sole discretion, that an individual, group or entity is or has acted as a market timer.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors.  A Fund’s investments in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”).  Arbitrage market timing may also be attempted in Funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded.  There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of a Fund’s shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

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The Funds currently use several methods to reduce the risk of market timing.  These methods include: (i) committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to this market timing policy; and (ii) seeking the cooperation of financial intermediaries to assist the Funds in monitoring and identifying market timing activity.

Investors who place transactions through the same financial intermediary on an omnibus account basis may be deemed part of a group for the purpose of this policy and their orders may be rejected in whole or in part by a Fund.  The Funds, however, cannot always identify or detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity.

Some investors own their shares in the Funds through omnibus accounts at a financial institution.  In such cases, the Funds may not know the identity of individual beneficial owners of the Funds’ shares, and may not be able to charge a redemption fee to the individuals actually redeeming Fund shares.  However, the Funds review all trading activity on behalf of omnibus accounts.  If any abuses are suspected, the affected Fund will contact the intermediary to determine whether the Fund’s policy has been violated and if so, to take appropriate action to deter future abuses of the policy.  The Funds may permanently or for a specific period of time bar any such accounts from further purchases of Fund shares.  The Funds’ ability to impose restrictions and deter abuses with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

PREVENTATIVE MEASURES

The Funds’ Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of a Fund’s shares by a Fund’s shareholders.  It is the policy of the Funds that, in the event that a Fund or the Funds’ principal underwriter or financial intermediaries determines, in their sole discretion, that a shareholder is engaging in excessive or market timing activity that may be harmful to a Fund or its shareholders, a Fund may, in its discretion, take one of the following steps to stop such activity:  (i) notify the shareholder of the trading activity that has been deemed to be excessive or identified to be a market timing activity, and request that the shareholder not continue with such activity; (ii) require all future purchase and redemption instructions by such shareholder to be submitted via regular mail; or (iii) reject additional purchase or exchange orders by the offending shareholder.

HOW TO SELL SHARES

You may sell shares on any day the NYSE is open, either through your financial services firm or directly, through the Transfer Agent.  Financial services firms must receive your sell order before 4:00 p.m. Eastern Time, and are responsible for furnishing all necessary documentation to the Transfer Agent.

The Funds have fair value pricing procedures in place.  See the section entitled “Fair Valuation.”  By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. The Funds reserve the right to satisfy a redemption order by paying redemption proceeds with portfolio securities or non-cash assets for certain large orders.

TO SELL SHARES BY MAIL

By Mail

Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

For Overnight or Special Delivery

Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202-5207

The selling price of the shares being redeemed will be the Fund’s per share NAV next calculated after receipt of all required documents in “Good Order.”  “Good Order” means that the request must include:

1.	Your account number;

2.	The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

3.	The signatures of all account owners exactly as they are registered on the account;

4.	Any required signature guarantees; and

5.	Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

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Payment of redemption proceeds will generally be made the next business day but no later than the seventh business day after the valuation date.

Signature Guarantees.  A signature guarantee of each owner is required to redeem shares in the following situations:

●	If ownership is being changed on your account;

●	When redemption proceeds are payable or sent to any person, address or bank account not on record;

●	Written requests to wire redemption proceeds (if not previously authorized on the account application);

●	If a change of address request was received by the Trust or Transfer Agent within 15 days prior to the request for redemption; and

●	For all redemption requests in excess of $25,000.

Non-financial transactions including establishing or modifying certain services on an account may require signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Trust and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. The Trust reserves the right to waive any signature requirement at its discretion. Signature guarantees are designed to protect both you and the Trust from fraud. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the Securities Transfer Association Medallion Program, the Stock Exchanges Medallion Program and the NYSE, Inc. Medallion Signature Program.  A notary public is not an acceptable signature guarantor.

In an effort to decrease costs, each Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-220-8888 to request individual copies of these documents. Once a Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

TO SELL SHARES BY PHONE

You may redeem your shares in the Fund(s) by calling the Trust at 800-220-8888 unless you declined the telephone redemption option on your account application.  Redemption proceeds may be sent by check to your address of record, proceeds may be wired to your bank account, or funds may be sent via electronic funds transfer through the ACH network to your pre-designated account.  Wires are subject to a $15 fee paid by the investor, but there is no charge when proceeds are sent via the ACH system.  Credit is usually available within 2-3 days.

INVOLUNTARY REDEMPTIONS

Your account may be closed by the Trust if, because of withdrawals, its value falls below $2,000.  With respect to involuntary redemptions:

●	You will be asked by the Trust to buy more shares within 30 days to raise your account value above $2,000. If you do not do this, the Trust may redeem your account and send you the proceeds.

●	If you draw your account below $2,000 via the Systematic Withdrawal Plan (see “Account Services,” below), your account will not be subject to involuntary redemption.

●	Involuntary redemption does not apply to retirement accounts or accounts maintained by administrators in retirement plans.

●	No account will be closed if its value drops below $2,000 because of Fund performance, or because of the payment of sales charges.

HOW TO EXCHANGE SHARES

Generally, you may exchange your shares of the Funds for the same share class of any other Fund of the Trust without incurring any additional sales charges.  In addition, shareholders of Class A Shares of a Fund may exchange into Class A Shares of First American Prime Obligations Fund and shareholders of Class C Shares of a Fund may exchange into Class C-A of First American Prime Obligations Fund, without incurring any additional sales charges (Class A Shares and Class C-A Shares of First American Prime Obligations Fund will be referred to herein as the “Money Market Account shares”).

Money Market Account shares are available only as an exchange option for a Fund’s shareholders.  Money Market Account shares acquired through an exchange may be exchanged back into a Fund’s shares without the imposition of an additional sales load.  Money Market Account shares are not offered by this Prospectus but are available through an arrangement between the distributor and the First American Funds.  Please contact the Trust or your financial professional to receive a prospectus for the Money Market Account.

An exchange involves the simultaneous redemption of shares of one Fund and purchase of shares of another Fund of the Trust at each Fund’s respective closing NAV next determined after a request for exchange has been received, and is a taxable transaction.  You may direct the Trust to exchange your shares by contacting the Trust at 800-220-8888 or by submitting a written request.  A written request must be signed exactly as your name appears on your account and it must provide your account number, number of shares or dollar amount to be exchanged, and the names of the Fund(s) to which the exchange will take place.

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Shareholder Information

ACCOUNT SERVICES

You may select the following account services on your purchase application, or at any time thereafter, in writing.

●
Dividend Reinvestment.  Dividends are automatically reinvested unless you direct that your dividends be mailed to you or sent directly to your predetermined bank account.  A Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.  You may change the manner in which your dividends are paid at any time by writing or calling the Transfer Agent.  Changes to dividend reinvestment must be received five (5) days prior to record date in order to be applied to the current dividend.

●
Automatic Withdrawal Plan.  For accounts with a minimum of $10,000, you may order a specific dollar amount sale of shares at regular intervals (monthly, quarterly, semi-annually or annually).  The minimum is $50 per systematic withdrawal per payment.  You may elect to have your payment sent by check or proceeds can be electronically deposited via the ACH network to your personal bank account.  Instructions for establishing this service are included in the account application, or are available by calling the Trust.  Changes to automatic withdrawal plans must be received five (5) days prior to the desired effective date.  Payment will usually be made on the business day following the redemption of shares, but no later than the seventh day.  Credit for proceeds sent via the ACH network is available within 2-3 days.  Costs in conjunction with the administration of the plan are borne by the Funds.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses.  The Systematic Withdrawal Plan may be terminated at any time by the Trust upon sixty (60) days written notice or by a shareholder upon written notice to the Funds.  Account applications and further details may be obtained by calling the Trust at 800-220-8888 or by writing to the Transfer Agent.

●
Automatic Investment Plan.  You may order a specific dollar amount purchase of shares (in amounts greater than $25) at regular intervals (monthly, quarterly, semi-annually or annually), with payments made electronically from an account you designate at a financial services institution.  Changes to automatic investment plans must be received five (5) days prior to the desired effective date.  You can take advantage of the plan by filling out the Automatic Investment Plan application included with this Prospectus.  You may only select this option if you have an account maintained at a domestic financial institution which is an ACH member for automatic withdrawals under the Plan.  The Fund may alter, modify, amend or terminate the Plan at any time, but will notify you at least thirty (30) days beforehand if it does so.  For more information, call the Funds’ Transfer Agent at 800-220-8888.

DIVIDENDS AND TAX MATTERS

Dividends and Distributions.  Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code.  As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you.  Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually.  Each Fund will distribute net realized capital gains, if any, at least annually, usually in December.  A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

Annual Statements.  Each year, the Funds will send you annual statements (Forms 1099) of your account activity to assist you in completing your federal, state and local tax returns.  Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.    Prior to issuing your statements, the Funds make every effort to reduce the number of corrected forms mailed to you.  However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shared (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “Buying a Dividend.”  At the time you purchase your Fund shares, a Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund.  For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable.  Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Tax Considerations.  Fund Distributions. Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both.  This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income.  Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.  A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

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Shareholder Information

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Sale or Redemption of Fund Shares. A sale or redemption of a Fund’s shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Beginning with the 2012 calendar year, the Funds will be required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis for shares purchased or acquired on or after January 1, 2012 (“covered shares”).  Cost basis will be calculated using the Funds’ default method of average cost, unless you instruct a Fund to use a different calculation method.  Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.

Medicare Tax.   For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.  This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares.  A Fund also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and Local Taxes. Fund’s distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax, and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains, if any, and, with respect to taxable years of a Fund that begin before January 1, 2014 (unless such provision is extended or made permanent), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.  However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Other Reporting and Withholding Requirements. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Dividends and Tax Matters” is not intended or written to be used as tax advice.  Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Fund.

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Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years or for the life of the class of shares of the Funds, as applicable.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  Unless otherwise noted, the selected financial information below is for the fiscal periods ending June 30 of each year.  The Funds’ financial highlights for the years ended June 30, 2013 and 2012  have been audited by Tait, Weller & Baker LLP, whose report, along with the Funds’ financial statements, are included in the Annual Report, which is available upon request.  Unless otherwise noted, the Funds’ financial highlights for the years ended June 30, 2011, 2010 and 2009 have been audited by PricewaterhouseCoopers, LLP.  For the fiscal periods ended prior to August 31, 2011, the financial statements of the Quaker Akros Absolute Return Fund (formerly the Akros Absolute Return Fund) were audited by another independent registered public accounting firm.  For the fiscal years ended prior to June 30, 2010, the financial statements of the Quaker Event Arbitrage Fund were audited by another independent registered public accounting firm.

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Financial Highlights

Quaker Akros Absolute Return Fund
(For a Share Outstanding Throughout the Period)

	Class A
	Year Ended June 30, 2013	Year Ended June 30, 2012	For the Period September 1, 2010 to June 30, 2011		Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2008
Net asset value, beginning of period	$8.29	$8.84	$9.16		$9.84	$9.68	$9.46
Income from investment operations: Net investment loss(1)	(0.11)	(0.09)	(0.11)		(0.09)	(0.06)	0.07
Net realized and unrealized gain (loss) on investments	(0.37)	(0.46)	0.08		(0.06)	0.51	0.64
Total from investment operations	(0.48)	(0.55)	(0.03)		(0.15)	0.45	0.71
Distributions to shareholders from:
Net investment income	—	—	—		—	(0.07)	(0.16)
Net realized capital gain	(0.08)	—	(0.25)		(0.53)	(0.22)	(0.33)
Return of Capital	—	—	(0.04)		—	—	—
Total distributions	(0.08)	—	(0.29)		(0.53)	(0.29)	(0.49)
Paid-in capital from redemption fees	—	—	—		0.00 ‡	—	—
Net asset value, end of period	$7.73	$8.29	$8.84		$9.16	$9.84	$9.68
Total Return(2)	(5.82)%	(6.22)%	(0.39	)%†*	(1.45)%	5.30%	7.95%
Ratios/supplemental data:
Net assets, end of period (000 omitted)	$2,445	$4,697	$9,809		$9,983	$4,064	$2,733
Ratio of expenses to average net assets:
Expenses before reductions(3)	4.45%	2.67%	3.27	%**	4.77%	7.52%	8.91%
Expenses net of fee waivers, if any(3)	1.99%	1.99%	1.99	%**	2.28%	2.03%	2.18%
Expenses before reductions (excluding dividend and interest expense for securities sold short)(3)	4.09%	2.56%	2.97	%**	4.48%	7.48%	8.72%
Expenses net of all reductions (excluding dividend and interest expense for securities sold short)(3)	1.63%	1.88%	1.69	%**	1.99%	1.99%	1.99%
Ratio of net investment income (loss) to average net assets***
Before waiver and expense reimbursement(3)	(3.78)%	(1.71)%	(2.72	)%**	(4.12)%	(6.25)%	(5.90)%
After waiver and expense reimbursement(3)	(1.32)%	(1.03)%	(1.44	)%**	(1.63)%	(0.77)%	0.83%
Portfolio turnover rate	215.38%	103.42%	136.57	%*	373.76%	456.41%	249.85%

(1)   The average shares outstanding method has been applied for per share information.

(2)   Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)   Expenses waived or reimbursed reflect reductions to total expenses. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

*      Not annualized.

**     Annualized.

***   The net investment income (loss) ratios include dividends on short positions.

‡      Less than 0.5 cent per share.

†      The return shown represents performance for a period of less than one year.

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Quaker Akros Absolute Return Fund
(For a Share Outstanding Throughout the Period)

	Class C
	Year Ended June 30, 2013	Year Ended June 30, 2012	For the Period October 4, 2010 (commencement of operations) to June 30, 2011
Net asset value, beginning of period	$8.18	$8.78	$ 9.25
Income from investment operations: Net investment loss(1)	(0.16)	(0.16)	(0.12)
Net realized and unrealized loss on investments	(0.38)	(0.44)	(0.06)
Total from investment operations	(0.54)	(0.60)	(0.18)
Distributions to shareholders from:
Net investment income	—	—	—
Net realized capital gain	(0.08)	—	(0.25)
Return of Capital	—	—	(0.04)
Total distributions	(0.08)	—	(0.29)
Net asset value, end of period	$7.56	$ 8.18	$ 8.78
Total Return(2)	(6.64)%	(6.83)%	(2.02)%*†
Ratios/supplemental data:
Net assets, end of period (000 omitted)	$155	$381	$296
Ratio of expenses to average net assets:
Expenses before reductions(3)	5.20%	3.42%	3.94%**
Expenses net of fee waivers, if any(3)	2.74%	2.74%	2.74%**
Expenses before reductions (excluding dividend and interest expense for securities sold short)(3)	4.84%	3.29%	3.84%**
Expenses net of all reductions (excluding dividend and interest expense for securities sold short)(3)	2.38%	2.61%	2.65%**
Ratio of net investment income (loss) to average net assets***
Before waiver and expense reimbursement(3)	(4.53)%	(2.52)%	(3.05)%**
After waiver and expense reimbursement(3)	(2.07)%	(1.84)%	(1.86)%**
Portfolio turnover rate	215.38%	103.42%	136.57%*

(1)The average shares outstanding method has been applied for per share information.

(2)
Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)
Expenses waived or reimbursed reflect reductions to total expenses. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

*	Not annualized.

**	Annualized.

***	The net investment income (loss) ratios include dividends on short positions.

†	The return shown represents performance for a period of less than one year.

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Financial Highlights

Quaker Akros Absolute Return Fund
(For a Share Outstanding Throughout the Period)

	Institutional Class
	Year Ended June 30, 2013	Year Ended June 30, 2012	For the Period October 4, 2010 (commencement of operations) to June 30, 2011
Net asset value, beginning of period	$8.33	$ 8.86	$ 9.25
Income from investment operations: Net investment loss(1)	(0.09)	(0.06)	(0.07)
Net realized and unrealized loss on investments	(0.37)	(0.47)	(0.03)
Total from investment operations	(0.46)	(0.53)	(0.10)
Distributions to shareholders from:
Net investment income	—	—	—
Net realized capital gain	(0.08)	—	(0.25)
Return of Capital	—	—	(0.04)
Total distributions	(0.08)	—	(0.29)
Net asset value, end of period	$7.79	$ 8.33	$ 8.86
Total Return(2)	(5.56)%	(5.98)%	(1.14)%*†
Ratios/supplemental data:
Net assets, end of period (000 omitted)	$1,602	$ 1,670	$ 2,418
Ratio of expenses to average net assets:
Expenses before reductions(3)	4.20%	2.42%	2.93%**
Expenses net of fee waivers, if any(3)	1.74%	1.74%	1.74%**
Expenses before reductions (excluding dividend and interest expense for securities sold short)(3)	3.84%	2.31%	2.62%**
Expenses net of all reductions (excluding dividend and interest expense for securities sold short)(3)	1.38%	1.63%	1.44%**
Ratio of net investment income (loss) to average net assets***
Before waiver and expense reimbursement(3)	(3.53)%	(1.44)%	(2.17)%**
After waiver and expense reimbursement(3)	(1.07)%	(0.76)%	(0.99)%**
Portfolio turnover rate	215.38%	103.42%	136.57%*

(1) The average shares outstanding method has been applied for per share information.

(2)
Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)
Expenses waived or reimbursed reflect reductions to total expenses. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

*	Not annualized.

**	Annualized

***	The net investment income (loss) ratios include dividends on short positions.

†	The return shown represents performance for a period of less than one year.

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Quaker Event Arbitrage Fund
(For a Share Outstanding Throughout the Period)

	Class A
	Years Ended June 30,			For the Period January 1, 2010 to June 30, 2010	Years Ended December 31,
	2013	2012	2011		2009	2008
Net asset value, beginning of period	$11.93	$ 12.50	$ 12.54	$ 11.80	$ 9.23	$12.43
Income from investment operations: Net investment income (loss)(1)	0.37	0.11	—	0.34	(0.05)	(0.01)
Net realized and unrealized gain/(loss) on investments	0.65	(0.41)	0.06	0.40	2.62	(3.19)
Total from investment operations	1.02	(0.30)	0.06	0.74	2.57	(3.20)
Distributions to shareholders from:
Net investment income	(0.01)	—	(0.06)	—	—	—
Net realized capital gains	(0.13)	(0.27)	(0.04)	—	—	—
Total distributions	(0.14)	(0.27)	(0.10)	—	—	—
Net asset value, end of period	$12.81	$ 11.93	$ 12.50	$ 12.54	$ 11.80	$9.23
Total Return(2)	8.70%	(2.31)%	0.47%	6.27%†	27.84%	(25.74)%
Ratios/supplemental data:
Net assets, end of period (000 omitted)	$35,232	$34,725	$25,413	$ 4,283	$ 2,918	$1,847
Ratio of expenses to average net assets:
Expenses before reductions(3)	2.37%	2.37%	2.30%	3.25%**	3.86%	3.51%
Expenses net of fee waivers, if any(3)	1.99%	1.99%	1.99%	2.44%**	1.91%	2.00%
Expenses before reductions (excluding dividend and interest expense for securities sold short)(3)	2.34%	2.35%	2.24%	2.56%**	3.46%	3.02%
Expenses net of all reductions (excluding dividend and interest expense for securities sold short) (3)	1.96%	1.98%	1.93%	1.76%**	1.50%	1.50%
Ratio of net investment income (loss) to average net assets***	—	—	—	5.59%**	(0.47)%	(0.13)%
Before waiver and expense reimbursement(3)	2.64%	0.55%—	(0.28)%	—	—	—
After waiver and expense reimbursement(3)	3.02%	0.92%—	0.04%	—	—	—
Portfolio turnover rate	186.15%	156.57%	98.65%	138.58%*	226.00%	224.66%

(1)     The average shares outstanding method has been applied for per share information.

(2)     Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)     Expenses waived or reimbursed reflect reductions to total expenses. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

*	Not annualized.

**	Annualized.

***	The net investment income (loss) ratios include dividends on short positions.

†	The return shown represents performance for a period of less than one year.

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Financial Highlights

Quaker Event Arbitrage Fund
(For a Share Outstanding Throughout the Period)

	Class C
	Years Ended June 30,			For the Period June 7, 2010 (commencement of operations) to June 30, 2010
	2013	2012	2011
Net asset value, beginning of period	$11.78	$ 12.45	$12.55	$ 12.35
Income from investment operations: Net investment income (loss)(1)	0.28	0.02	(0.07)	(0.21)
Net realized and unrealized gain/(loss) on investments	0.64	(0.42)	0.04	0.41
Total from investment operations	0.92	(0.40)	(0.03)	0.20
Distributions to shareholders from:
Net investment income	—	—	(0.03)	—
Net realized capital gain	(0.13)	(0.27)	(0.04)	—
Total distributions	(0.13)	(0.27)	(0.07)	—
Net asset value, end of period	$12.57	$ 11.78	$12.45	$ 12.55
Total Return(2)	7.91%	(3.13)%	(0.24)%	1.62%†*
Ratios/supplemental data:
Net assets, end of period (000 omitted)	$5,954	$ 7,195	$4,369	$ 231
Ratio of expenses to average net assets:
Expenses before reductions(4)	3.12%	3.12%	3.08%	2.74%**
Expenses net of fee waivers, if any(4)	2.74%	2.74%	2.74%	2.74%**
Expenses before reductions (excluding dividend and interest expense for securities sold short) (4)	3.09%	3.10%	3.02%	2.52%**
Expenses net of all reductions (excluding dividend and interest expense for securities sold short) (4)	2.71%	2.73%	2.68%	2.52%**
Ratio of net investment income (loss) to average net assets***	—	—	—	(29.65)%**
Before waiver and expense reimbursement(4)	1.89%	(0.17)%	(0.91)%	—
After waiver and expense reimbursement(4)	2.27%	0.21%	(0.57)%	—
Portfolio turnover rate	186.15%	156.57%	98.65%	138.58%*(3)

(1)	The average shares outstanding method has been applied for per share information.

(2)
Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Portfolio turnover for this class is for the period January 1, 2010 to June 30, 2010.

(4)
Expenses waived or reimbursed reflect reductions to total expenses. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

†	The return shown represents performance for a period of less than one year.

*	Not annualized.

**	Annualized.

***	The net investment (loss) ratios include dividends on short positions.

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Quaker Event Arbitrage Fund
(For a Share Outstanding Throughout the Period)

	Institutional Class
	Years Ended June 30,			For the Period June 7, 2010 (commencement of operations) to June 30, 2010
	2013	2012	2011
Net asset value, beginning of period	$11.97	$ 12.52	$ 12.54	$ 12.35
Income from investment operations: Net investment income (loss)(1)	0.04	0.13	0.08	(0.03)
Net realized and unrealized gain (loss) on investments	0.67	(0.41)	0.02	0.22
Total from investment operations	1.07	(0.28)	0.10	0.19
Distributions to shareholders from:
Net investment income	(0.05)	—	(0.08)	—
Net realized capital gain	(0.13)	(0.27)	(0.04)	—
Total distributions	(0.18)	(0.27)	(0.12)	—
Net asset value, end of period	$12.86	$ 11.97	$12.52	$12.54
Total Return(2)	9.04%	(2.14)%	0.72%	1.54%†*
Ratios/supplemental data:
Net assets, end of period (000 omitted)	$24,929	$13,292	$19,941	$ 743
Ratio of expenses to average net assets:
Expenses before reductions(4)	2.12%	2.09%	2.11%	3.00%**
Expenses net of fee waivers, if any(4)	1.74%	1.74%	1.74%	3.00%**
Expenses before reductions (excluding dividend and interest expense for securities sold short) (4)	2.09%	2.08%	2.06%	2.88%**
Expenses net of all reductions (excluding dividend and interest expense for securities sold short) (4)	1.71%	1.73%	1.70%	2.88%**
Ratio of net investment income (loss) to average net assets***	—	—	—	(3.81)%**
Before waiver and expense reimbursement(4)	2.89%	0.75%	0.26%	—
After waiver and expense reimbursement(4)	3.27%	1.11%	0.62%	—
Portfolio turnover rate	186.15%	156.57%	98.65%	138.58%(3)*

(1)	The average shares outstanding method has been applied for per share information.

(2)
Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Portfolio turnover for this class is for the period January 1, 2010 to June 30, 2010.

(4)
Expenses waived or reimbursed reflect reductions to total expenses. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

†	The return shown represents performance for a period of less than one year.

*	Not annualized.

**	Annualized.

***	The net investment (loss) ratios include dividends on short positions.

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 63
Table of Contents – Prospectus

Financial Highlights

Quaker Global Tactical Allocation Fund
(For a Share Outstanding Throughout the Period)

	Class A
	Years Ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$7.12	$ 7.51	$ 5.92	$ 5.37	$ 10.19
Income from investment operations: Net investment loss(1)	(0.09)	(0.10)	(0.09)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments	1.27	(0.29)	1.68	0.62	(4.77)
Total from investment operations	1.18	(0.39)	1.59	0.55	(4.82)
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$8.30	$ 7.12	$ 7.51	$ 5.92	$ 5.37
Total Return(2)	16.57%	(5.19)%	26.86%	10.24%	(47.30)%
Ratios/supplemental data:
Net assets, end of period (000 omitted)	$3,856	$ 5,707	$11,708	$ 12,889	$16,380
Ratio of expenses to average net assets:	2.83%	2.68%	2.41%	2.32%	2.38%
Ratio of expenses to average net assets (excluding dividend and interest expense for securities sold short)	2.83%	—	—	—	—
Ratio of net investment income (loss) to average net assets	(1.22)%	(1.41)%	(1.30)%	(1.12)%	(0.85)%
Portfolio turnover rate	484.31%	879.75%	732.27%	1212.89%	760.99%

	Class C
	Years Ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$6.90	$7.34	$5.82	$5.32	$10.17
Income from investment operations: Net investment loss(1)	(0.14)	(0.15)	(0.14)	(0.11)	(0.09)
Net realized and unrealized gain (loss) on investments	1.22	(0.29)	1.66	0.61	(4.76)
Total from investment operations	1.08	(0.44)	1.52	0.50	(4.85)
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$7.98	$6.90	$7.34	$5.82	$5.32
Total Return(2)	15.65%	(5.99)%	26.12%	9.40%	(47.69)%
Ratios/supplemental data:
Net assets, end of period (000 omitted)	$2,124	$3,158	$ 6,880	$9,512	$11,386
Ratio of expenses to average net assets:	3.58%	3.43%	3.16%	3.07%	3.13%
Ratio of expenses to average net assets (excluding dividend and interest expense for securities sold short)	3.58%	—	—	—	—
Ratio of net investment income (loss) to average net assets	(1.97)%	(2.15)%	(2.07)%	(1.87)%	(1.60)%
Portfolio turnover rate	484.31%	879.75%	732.27%	1212.89%	760.99%

(1)	The average shares outstanding method has been applied for per share information.

(2)
Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

64| QUAKER INVESTMENT TRUST PROSPECTUS

Table of Contents – Prospectus

Quaker Global Tactical Allocation Fund
(For a Share Outstanding Throughout the Period)

	Institutional Class
	Years Ended June 30,				For the Period July 23, 2008 (commencement of operations) to June 30, 2009
	2013	2012	2011	2010
Net asset value, beginning of period	$8.12	$ 8.55	$ 6.71	$ 6.08	$ 10.00
Income from investment operations: Net investment loss(1)	(0.08)	(0.09)	(0.08)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	1.45	0.34)	1.92	0.68	(3.87)
Total from investment operations	1.37	(0.43)	1.84	0.63	(3.92)
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$9.49	$ 8.12	$ 8.55	$ 6.71	$ 6.08
Total Return(2)	16.87%	(5.03)%	27.42%	10.36%	(39.20)%†*
Ratios/supplemental data:
Net assets, end of period (000 omitted)	$625	$ 899	$ 987	$ 877	$ 226
Ratio of expenses to average net assets:	2.58%	2.47%	2.16%	1.86%	2.23%**
Ratio of expenses to average net assets (excluding dividend and interest expense for securities sold short)	2.58%	—	—	—	—
Ratio of net investment income (loss) to average net assets	(0.97)%	(1.12)%	(1.05)%	(0.70)%	(0.74)%**
Portfolio turnover rate	484.31%	879.75%	732.27%	1212.89%	760.99%

(1)	The average shares outstanding method has been applied for per share information.

(2)
Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

†	The returns shown represent a period of less than one year.

*	Not annualized.

**	Annualized.

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 65

Table of Contents – Prospectus

Financial Highlights

Quaker Mid-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Class A
	Years Ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.73	$16.03	$11.99	$9.39	$14.42
Income from investment operations: Net investment income (loss)(1)	(0.14)	(0.11)	(0.13)	(0.05)	0.01
Net realized and unrealized gain (loss) on investments	3.40	(0.19)	4.17	2.65	(5.04)
Total from investment operations	3.26	(0.30)	4.04	2.60	(5.03)
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$18.99	$15.73	$16.03	$11.99	$9.39
Total Return(2)	20.72%	(1.87)%	33.69%	27.69%	(34.88)%
Ratios/supplemental data:
Net assets, end of period (000 omitted)	$6,029	$6,114	$7,229	$6,796	$6,967
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.19%	2.21%	2.13%	2.09%	1.96%
After expense reimbursement and waived fees	2.19%	2.21%	2.13%	2.09%	1.94%
Ratio of net investment income (loss) to average net assets	(0.80)%	(0.70)%	(0.88)%	(0.41)%	0.11%
Portfolio turnover rate	46.91%	41.70%	27.10%	50.53%	184.80%

	Class C
	Years Ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.11	$14.48	$10.92	$8.61	$13.32
Income from investment operations Net investment loss(1)	(0.24)	(0.20)	(0.22)	(0.12)	(0.06)
Net realized and unrealized gain (loss) on investments	3.04	(0.17)	3.78	2.43	(4.65)
Total from investment operations	2.80	(0.37)	3.56	2.31	(4.71)
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$16.91	$14.11	$14.48	$10.92	$8.61
Total Return(2)	19.84%	(2.56)%	32.60%	26.83%	(35.36)%
Ratios/supplemental data:
Net assets, end of period (000 omitted)	$1,815	$1,950	$2,577	$2,427	$2,629
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.94%	2.96%	2.88%	2.83%	2.71%
After expense reimbursement and waived fees	2.94%	2.96%	2.88%	2.83%	2.69%
Ratio of net investment income (loss) to average net assets	(1.55)%	(1.45)%	(1.63)%	(1.16)%	(0.62)%
Portfolio turnover rate	46.91%	41.70%	27.10%	50.53%	184.80%

(1)      The average shares outstanding method has been applied for per share information.

(2)      Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

66| QUAKER INVESTMENT TRUST PROSPECTUS

Table of Contents – Prospectus

Quaker Mid-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Institutional Class
	Years Ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$16.39	$16.66	$12.43	$9.70	$14.87
Income from investment operations: Net investment income (loss)(1)	(0.10)	(0.07)	(0.10)	(0.02)	0.04
Net realized and unrealized gain (loss) on investments	3.54	(0.20)	4.33	2.75	(5.21)
Total from investment operations	3.44	(0.27)	4.23	2.73	(5.17)
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$19.83	$16.39	$16.66	$12.43	$9.70
Total Return(2)	20.99%	(1.62)%	34.03%	28.14%	(34.77)%
Ratios/supplemental data:
Net assets, end of period (000 omitted)	$1,060	$351	$433	$245	$227
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.94%	1.96%	1.87%	1.84%	1.70%
After expense reimbursement and waived fees	1.94%	1.96%	1.87%	1.84%	1.68%
Ratio of net investment income (loss) to average net assets	(0.55)%	(0.45)%	(0.62)%	(0.19)%	0.36%
Portfolio turnover rate	46.91%	41.70%	27.10%	50.53%	184.80%

(1)      The average shares outstanding method has been applied for per share information.

(2)      Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 67

Table of Contents – Prospectus

Financial Highlights

Quaker Small-Cap Growth Tactical Allocation Fund
(For a Share Outstanding Throughout the Period)

	Class A
	Years Ended June 30,				For the Period September 30, 2008 (commencement of operations) to June 30, 2009
	2013	2012	2011	2010
Net asset value, beginning of period	$8.88	$10.28	$9.77	$10.09	$10.00
Income from investment operations: Net investment loss(1)	(0.11)	(0.14)	(0.16)	(0.16)	(0.15)
Net realized and unrealized gain (loss) on investments	0.82	(0.84)	0.90	1.29	0.24
Total from investment operations	0.71	(0.98)	0.74	1.13	0.09
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	(0.42)	(0.23)	(1.45)	—
Total distributions	—	(0.42)	(0.23)	(1.45)	—
Net asset value, end of period	$9.59	$8.88	$10.28	$9.77	$10.09
Total Return(2)	8.00%	(9.51)%	7.79%	11.75%	0.90	%†*
Ratios/supplemental data:
Net assets, end of period (000 omitted)	$1,594	$2,507	$9,082	$13,281	$3,728
Ratio of expenses to average net assets:	2.45%	2.24%	2.02%	1.89%	2.64	%**
Ratio of net investment income (loss) to average net assets	(1.24)%	(1.54)%	(1.70)%	(1.61)%	(2.15	)%**
Portfolio turnover rate	441.74%	625.61%	879.32%	991.29%	714.79	%*

	Class C
	Years Ended June 30,				For the Period September 30, 2008 (commencement of operations) to June 30, 2009
	2013	2012	2011	2010
Net asset value, beginning of period	$8.61	$10.06	$9.64	$10.04	$10.00
Income from investment operations Net investment loss(1)	(0.18)	(0.20)	(0.23)	(0.24)	(0.19)
Net realized and unrealized gain (loss) on investments	0.79	(0.83)	0.88	1.29	0.23
Total from investment operations	0.61	(1.03)	0.65	1.05	0.04
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gains	—	(0.42)	(0.23)	(1.45)	—
Total distributions	—	(0.42)	(0.23)	(1.45)	—
Net asset value, end of period	$9.22	$8.61	$10.06	$9.64	$10.04
Total Return(2)	7.08%	(10.23)%	6.95%	10.94%	0.40	%†*
Ratios/supplemental data:
Net assets, end of period (000 omitted)	$1,027	$1,900	$5,896	$9,180	$5,081
Ratio of expenses to average net assets:	3.20%	2.97%	2.78%	2.65%	3.33	%**
Ratio of net investment income (loss) to average net assets	(1.99)%	(2.25)%	(2.45)%	(2.35)%	(2.80	)%**
Portfolio turnover rate	441.74%	625.61%	879.32%	991.29%	714.79	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)
Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not annualized.

**	Annualized.

68| QUAKER INVESTMENT TRUST PROSPECTUS

Table of Contents – Prospectus

Quaker Small-Cap Growth Tactical Allocation Fund
(For a Share Outstanding Throughout the Period)

	Institutional Class
	Years Ended June 30,				For the Period September 30, 2008 (commencement of operations) to June 30, 2009
	2013	2012	2011	2010
Net asset value, beginning of period	$8.98	$10.37	$9.84	$10.13	$10.00
Income from investment operations: Net investment loss(1)	(0.09)	(0.12)	(0.14)	(0.14)	(0.12)
Net realized and unrealized gain (loss) on investments	0.83	(0.85)	0.90	1.30	0.25
Total from investment operations	0.74	(0.97)	0.76	1.16	0.13
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	(0.42)	(0.23)	(1.45)	—
Total distributions	—	(0.42)	(0.23)	(1.45)	—
Net asset value, end of period	$9.72	$8.98	$10.37	$9.84	$10.13
Total Return(2)	8.24%	(9.33)%	7.93%	12.01%	1.30	%†*
Ratios/supplemental data:
Net assets, end of period (000 omitted)	$823	$1,898	$5,087	$4,499	$721
Ratio of expenses to average net assets:	2.20%	1.99%	1.81%	1.65%	2.30	%**
Ratio of net investment income (loss) to average net assets	(0.99)%	(1.26)%	(1.47)%	(1.37)%	(1.76	)%**
Portfolio turnover rate	441.74%	625.61%	879.32%	991.29%	714.79	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)
Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

†	The return shown represents performance for a period of less than one year.

*	Not annualized.

**	Annualized.

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 69

Table of Contents – Prospectus

Financial Highlights

Quaker Small-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Class A
	Years Ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.85	$16.53	$11.54	$9.90	$13.88
Income from investment operations: Net investment income (loss)(1)	0.09	(0.08)	(0.05)	(0.07)	(0.01)
Net realized and unrealized gain (loss) on investments	3.58	(0.60)	5.04	1.71	(3.96)
Total from investment operations	3.67	(0.68)	4.99	1.64	(3.97)
Distributions to shareholders from:
Net investment income	(0.02)	—	—	—	—
Net realized capital gain	—	—	—	—	(0.01)
Total distributions	(0.02)	—	—	—	(0.01)
Net asset value, end of period	$19.50	$15.85	$16.53	$11.54	$9.90
Total Return(2)	23.17%	(4.11)%	43.24%	16.57%	(28.61)%
Ratios/supplemental data:
Net assets, end of period (000 omitted)	$7,727	$8,347	$14,168	$19,398	$20,210
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.93%	1.96%	1.98%	1.89%	1.83%
After expense reimbursement and waived fees	1.93%	1.96%	1.98%	1.83%	1.74%
Ratio of net investment income (loss) to average net assets	0.49%	(0.52)%	(0.35)%	(0.60)%	(0.09)%
Portfolio turnover rate	142.27%	157.77%	130.60%	112.61%	122.83%

	Class C
	Years Ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.49	$14.17	$9.98	$8.62	$12.18
Income from investment operations: Net investment loss(1)	(0.04)	(0.16)	(0.14)	(0.14)	(0.08)
Net realized and unrealized gain (loss) on investments	3.04	(0.52)	4.33	1.50	(3.47)
Total from investment operations	3.00	(0.68)	4.19	1.36	(3.55)
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gains	—	—	—	—	(0.01)
Total distributions	—	—	—	—	(0.01)
Net asset value, end of period	$16.49	$13.49	$14.17	$9.98	$8.62
Total Return(2)	22.24%	(4.80)%	41.98%	15.78%	(29.16)%
Ratios/supplemental data:
Net assets, end of period (000 omitted)	$1,625	$1,863	$2,524	$2,085	$2,688
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.68%	2.70%	2.73%	2.63%	2.58%
After expense reimbursement and waived fees	2.68%	2.70%	2.73%	2.57%	2.49%
Ratio of net investment income (loss) to average net assets	(0.26)%	(1.25)%	(1.15)%	(1.36)%	(0.86)%
Portfolio turnover rate	142.27%	157.77%	130.60%	112.61%	122.83%

(1)	The average shares outstanding method has been applied for per share information.

(2)
Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

70| QUAKER INVESTMENT TRUST PROSPECTUS

Table of Contents – Prospectus

Quaker Small-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Institutional Class
	Years Ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$16.50	$17.15	$11.96	$10.24	$14.32
Income from investment operations: Net investment income (loss)(1)	0.13	(0.04)	(0.01)	(0.04)	0.02
Net realized and unrealized gain (loss) on investments	3.73	(0.61)	5.20	1.77	(4.09)
Total from investment operations	3.86	(0.65)	5.19	1.73	(4.07)
Distributions to shareholders from:
Net investment income	(0.07)	—	—	(0.01)	—
Net realized capital gain	—	—	—	—	(0.01)
Total distributions	(0.07)	—	—	(0.01)	(0.01)
Net asset value, end of period	$20.29	$16.50	$17.15	$11.96	$10.24
Total Return(2)	23.44%	(3.79)%	43.39%	16.90%	(28.43)%
Ratios/supplemental data:
Net assets, end of period (000 omitted)	$23,393	$20,028	$23,073	$61,004	$60,675
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.68%	1.71%	1.73%	1.64%	1.59%
After expense reimbursement and waived fees	1.68%	1.71%	1.73%	1.58%	1.50%
Ratio of net investment income (loss) to average net assets	0.74%	(0.25)%	(0.07)%	(0.35)%	0.19%
Portfolio turnover rate	142.27%	157.77%	130.60%	112.61%	122.83%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 71

Table of Contents – Prospectus

Financial Highlights

Quaker Strategic Growth Fund
(For a Share Outstanding Throughout the Period)

	Class A
	Years Ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$16.13	$16.53	$13.33	$12.33	$28.45
Income from investment operations: Net investment loss(1)	(0.15)	(0.15)	(0.14)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	3.33	(0.25)	3.34	1.10	(14.08)
Total from investment operations	3.18	(0.40)	3.20	1.00	(14.15)
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	(1.97)
Total distributions	—	—	—	—	(1.97)
Net asset value, end of period	$19.31	$16.13	$16.53	$13.33	$12.33
Total Return(2)	19.71%	(2.42)%	24.01%	8.11%	(49.61)%
Ratios/supplemental data:
Net assets, end of period (000 omitted)	$88,970	$111,778	$186,877	$306,523	$436,015
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.36%	2.30%	2.21%	1.99%	1.89%
After expense reimbursement and waived fees	2.24%	2.24%	1.99%	1.99%	1.89%
Ratio of net investment income (loss) to average net assets:		—	—	(0.69)%	(0.45)%
Before expense reimbursements and waived fees(3)	(0.98)%	(1.03)%	(1.14)%	—	—
After expense reimbursements and waived fees(3)	(0.86)%	(0.98)%	(0.92)%	—	—
Portfolio turnover rate	294.35%	178.23%	136.18%	276.31%	468.72%

	Class C
	Years Ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.47	$14.94	$12.14	$11.31	$26.61
Income from investment operations: Net investment loss(1)	(0.25)	(0.24)	(0.23)	(0.19)	(0.17)
Net realized and unrealized gain (loss) on investments	2.97	(0.23)	3.03	1.02	(13.16)
Total from investment operations	2.72	(0.47)	2.80	0.83	(13.33)
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	(1.97)
Total distributions	—	—	—	—	(1.97)
Net asset value, end of period	$17.19	$14.47	$14.94	$12.14	$11.31
Total Return(2)	18.80%	(3.15)%	23.06%	7.34%	(49.99)%
Ratios/supplemental data:
Net assets, end of period (000 omitted)	$22,968	$27,102	$42,729	$63,002	$92,152
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	3.11%	3.04%	2.96%	2.74%	2.64%
After expense reimbursement and waived fees	2.99%	2.99%	2.74%	2.74%	2.64%
Ratio of net investment income (loss) to average net assets:		—	—	(1.44)%	(1.21)%
Before expense reimbursements and waived fees(3)	(1.74)%	(1.77)%	(1.90)%	—	—
After expense reimbursements and waived fees(3)	(1.62)%	(1.72)%	(1.68)%	—	—
Portfolio turnover rate	294.35%	178.23%	136.18%	276.31%	468.72%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Expenses waived or reimbursed reflect reductions to total expenses. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

72| QUAKER INVESTMENT TRUST PROSPECTUS

Table of Contents – Prospectus

Quaker Strategic Growth Fund
(For a Share Outstanding Throughout the Period)

	Institutional Class
	Years Ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$16.66	$17.03	$13.71	$12.65	$29.03
Income from investment operations: Net investment loss(1)	(0.11)	(0.11)	(0.11)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments	3.44	(0.26)	3.43	1.13	(14.37)
Total from investment operations	3.33	(0.37)	3.32	1.06	(14.41)
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	(1.97)
Total distributions	—	—	—	—	(1.97)
Net asset value, end of period	$19.99	$16.66	$17.03	$13.71	$12.65
Total Return(2)	19.99%	(2.17)%	24.22%	8.38%	(49.51)%
Ratios/supplemental data
Net assets, end of period (000 omitted)	$45,851	$40,288	$41,519	$20,355	$46,136
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.11%	2.03%	1.97%	1.75%	1.64%
After expense reimbursement and waived fees	1.99%	1.99%	1.74%	1.75%	1.64%
Ratio of net investment income (loss) to average net assets:		—	—	(0.46)%	(0.23)%
Before expense reimbursements and waived fees(3)	(0.74)%	(0.72)%	(0.89)%	—	—
After expense reimbursements and waived fees(3)	(0.62)%	(0.68)%	(0.66)%	—	—
Portfolio turnover rate	294.35%	178.23%	136.18%	276.31%	468.72%

(1)	The average shares outstanding method has been applied for per share information.

(2)
Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)
Expenses waived or reimbursed reflect reductions to total expenses. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 73

Table of Contents – Prospectus

Privacy Policy
Your personal privacy is important.  At Quaker Investment Trust, including its subsidiaries and affiliated entities, we recognize that whether you are an existing customer or are considering a relationship with us, you have an interest in how we collect, retain and use information about you and your relationship with us.

We are committed to protecting your confidential information.  We do this by maintaining standards and procedures designed to prevent the accidental disclosure of such information and/or its misuse.  Our Customer Privacy Policy, which outlines how we accomplish the protection of your information, is set forth below.

I. INFORMATION COLLECTION

We may collect “non-public personal information” about you from the following sources:

●	Information we receive from you on account applications and other account forms you provide to us;

●	Information about your transactions with us, our affiliates, and other entities;

●	Information we receive from third parties, such as credit bureaus, the IRS, and others.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you.  For example, non-public personal information includes information regarding your account balance, shares held, which funds you own, your investment history, etc.

II. INFORMATION USE & SHARING WITH THIRD PARTIES

We are permitted under law to share information about our experiences or transactions with you or your account (such as your account balance, shares owned, and investment history) with affiliates.  We may also share additional information about you or your account (such as information we receive from account applications and other correspondence) with our affiliates.  We do not disclose information to our affiliates that does not directly relate to our or our affiliates’, experiences or transactions with your account.

We are also permitted under law to disclose non-public information about you to “non-affiliated third parties” in certain circumstances.  We may share certain kinds of customer information with these third parties solely to facilitate the offering, administration, collection and delivery of our services to you, and only under strictly controlled circumstances designed to protect the privacy of your information.  We require any non-affiliated third party with whom we share such information to execute our Confidentiality and Consumer Privacy Protection Agreement.  Under that agreement, those parties are not allowed to release, use for their own purposes, or sell, transfer or provide any customer information we share with them to any other party.

You should be aware that there may be occasions where we are legally required to disclose information about you, such as in response to a governmental or court order.

If you decide to close your account with us, we will continue to adhere to these privacy policies.  Lastly, we do not sell customer lists or individual customer information.

III. SECURITY STANDARDS

At Quaker Investment Trust and our affiliates, employee access to customer information is authorized for business purposes only and only for employees who need to know such information.

We regularly train our employees on privacy and privacy security, and we have established and continuously maintain standards and procedures to protect the privacy of your information.

When you use our on-line (Internet) products and services, we may collect information about you to personalize our services to you, but we do not share any such information or your email information to anyone other than our affiliates, unless compelled to do so under law.

IV. ACCURACY

We continually strive to maintain complete and accurate information about you and your accounts.  Should you ever believe that our records are inaccurate or incomplete, please call us immediately at 800-220-8888.  We will investigate your concerns and correct any inaccuracies.  We will also confirm to you the actions we have taken concerning your account.  You may also write to us at the Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan St., 3rd Floor, Milwaukee, Wisconsin 53202-5207.

74| QUAKER INVESTMENT TRUST PROSPECTUS

Table of Contents – Prospectus

How To Get More Information

Additional information about the Funds’ investments is available in its annual and semi-annual reports to shareholders.  In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.  The Funds’ Statement of Additional Information (“SAI”) contains more detailed information on all aspects of the Funds.  A current SAI, dated October 29, 2013, has been filed with the SEC and is incorporated by reference into this Prospectus.

To receive information without charge concerning the Funds or to request a copy of the SAI or the annual and semi-annual reports relating to the Funds, please contact the Trust at:

Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC
PO Box 701
Milwaukee, WI 53201-0701
800-220-8888

A copy of your requested document(s) will be mailed to you within three business days of your request.

The SAI and annual and semi-annual reports are also available, free of charge, on the Trust’s website at www.quakerfunds.com.

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.  Information about the Funds is also available on the SEC’s EDGAR database at the SEC’s website (www.sec.gov).  Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Not all share classes of the Quaker Funds are qualified or registered for sale in all states.  Shares of the Funds may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.  Investors should inquire as to whether shares of the Funds are available for offer and sale in the investor’s state of residence.

Investment Company Act No. 811-06260

Table of Contents – Prospectus

THE QUAKER® INVESTMENT TRUST

309 TECHNOLOGY DRIVE
MALVERN, PENNSYLVANIA 19355
(800) 220-8888

STATEMENT OF ADDITIONAL INFORMATION

October 29, 2013

This Statement of Additional Information pertains to the funds listed below, each of which is a separate series of Quaker Investment Trust (the “Trust”), an open-end investment management company. Each series of the Trust represents a separate portfolio of securities (each a “Fund” and collectively, the “Funds”).

Quaker Akros Absolute Return Fund		Quaker Small-Cap Growth Tactical Allocation Fund
Class A	AARFX	Class A	QGASX
Class C	QASDX	Class C	QGCSX
Class I	QASIX	Class I	QGISX
Quaker Event Arbitrage Fund		Quaker Small-Cap Value Fund
Class A	QEAAX	Class A	QUSVX
Class C	QEACX	Class C	QSVCX
Class I	QEAIX	Class I	QSVIX
Quaker Global Tactical Allocation Fund		Quaker Strategic Growth Fund
Class A	QTRAX	Class A	QUAGX
Class C	QTRCX	Class C	QAGCX
Class I	QTRIX	Class I	QAGIX
Quaker Mid-Cap Value Fund
Class A	QMCVX
Class C	QMCCX
Class I	QMVIX

This Statement of Additional Information, which should be kept for future reference, is not a prospectus. It should be read in conjunction with the Prospectus’ of the Funds, dated October 29, 2013 (“Prospectus”). The Trust’s 2013 Annual Report to Shareholders is incorporated by reference into this Statement of Additional Information.

You may obtain a copy of the Prospectus, the Annual Report to Shareholders and the Semi-Annual Report to Shareholders free of charge and make shareholder inquiries by writing to Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or by calling
800-220-8888.

INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

Investment Company Act No.
811-06260

Table of Contents – SAI
i

Table of Contents – SAI
ii

FUND HISTORY

The Quaker Investment Trust (the “Trust”) is organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated October 24, 1990, as amended and restated on May 13, 2009 and as further amended April 29, 2010. The Trust is an open-end investment company with seven (7) series: Quaker Akros Absolute Return Fund, Quaker Event Arbitrage Fund, Quaker Global Tactical Allocation Fund, Quaker Small-Cap Growth Tactical Allocation Fund, Quaker Strategic Growth Fund, Quaker Mid-Cap Value Fund, and the Quaker Small-Cap Value Fund (each a “Fund”, and together, the “Funds”). Each Fund is “diversified,” which means that at least 75% of each Fund’s total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.

INVESTMENT STRATEGIES, RESTRICTIONS AND RISKS

The investment objective and strategies of each Fund are described in the Prospectus under the “Investment Objectives, Strategies, Risks and Portfolio Holdings” heading. Set forth below is additional information with respect to the investment policies of each Fund.

The Funds are not intended as vehicles for trading in the futures, commodity options or swaps markets. With respect to the Funds, the Adviser has claimed an exclusion from the definition of “commodity pool operator (“CPO”) and “commodity trading advisor” (“CTA”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Adviser is relying upon a related exclusion from the definition of CTA under the CEA and the rules of the CFTC.

As of January 1, 2013, the terms of the CPO exclusion require each Fund, among other things, to limit its investments in futures, commodity options or swaps (used for purposes other than bona fide hedging). Because the Adviser and the Funds intend to comply with the terms of the CPO exclusion, each Fund may need to make changes to adjust its investment strategies to limit its exposure to these instruments. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Fund, its investment strategies or the Prospectus and this SAI.

INVESTMENT STRATEGIES

In addition to the primary investment securities in which each Fund invests as set forth in the Prospectus, each Fund may also invest in the following, to the extent that such investments do not violate an investment restriction described in the Prospectus or this Statement of Additional Information (“SAI”):

U.S. Government Securities. U.S. Government Treasury Bills, Treasury Notes, and Treasury Bonds (“U.S. Government Securities”) are direct obligations of the U.S. Government. As such, these instruments are generally considered to have the highest credit standing. Securities backed by the full faith and credit of the United States Government (direct obligations) carry minimal credit risk; shareholders are generally exposed only to interest rate risk.

Municipal Obligations. The term “Municipal Obligations” generally includes debt obligations issued to obtain funds for various public purposes, including, but not limited to, the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

Table of Contents – SAI

For the purpose of diversification under the Investment Company Act of 1940, as amended (the “1940 Act”), the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

Municipal lease obligations do not constitute general obligations of the municipality, but are ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to take special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation ordinarily is backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the U.S. Securities and Exchange Commission (“SEC”) currently considers certain lease obligations to be illiquid. See “Illiquid Investments” for a description of the Trust’s policies in this regard.

U.S. Government Agency Securities. U.S. Government Agency Securities are securities issued by instrumentalities of the U.S. Government. Some of these securities are direct obligations of the U.S. Government, but those that are not still enjoy a very high degree of credit safety. However, if a U.S. Government Agency in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price could fall.

Repurchase Agreements. In a Repurchase Agreement, a Fund purchases securities subject to the seller’s simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repurchase Agreements entered into by any Fund must be collateralized by qualifying securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund, and the Fund may only enter into Repurchase Agreements with U.S. banks or qualifying broker/dealers, provided that the Fund’s custodian always has possession of the securities serving as collateral for the Repurchase Agreements or has proper evidence of book entry receipt of said securities.

When-Issued Securities and Delayed-Delivery Transactions. The Funds may purchase securities on a when-issued basis, and may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place at some future date. A Fund may enter into such transactions when, in the investment adviser’s opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. None of the Funds is limited on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, any Fund committing to such transactions will maintain a segregated account with its custodian consisting of cash, cash equivalents, or U.S. Government securities, in an amount equal to the aggregate fair market value of its commitments to such transactions.

Table of Contents – SAI

Equity Securities. To the extent that such purchases do not conflict with a Fund’s principal investment objective(s), the Funds may invest in common stock, convertible preferred stock, straight preferred stock, and convertible bonds. Stocks held in the portfolio of a Fund will generally be traded on either the: NYSE, Arca, or the NASDAQ over-the-counter market.

Short-Term Investments. The Funds also will normally hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions and to provide for Fund operating expenses. As a temporary defensive measure, each Fund may invest up to 100% of its total assets in investment grade bonds, U.S. Government Securities, Repurchase Agreements, or money market instruments. When a Fund invests its assets in such securities as a temporary defensive measure, it will not be pursuing its stated investment objective.

Options. The Funds may invest in options and other derivative securities. Generally, an option contract gives the purchaser the right to acquire (call option) or sell (put option) a security at a predetermined price. Similarly, the seller/writer of an option contract may be obliged to sell (call option) or buy (put option) a security at a predetermined price. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, the Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid debt obligations sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits the Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues. It also will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

Privately Negotiated Options. The Quaker Akros Absolute Return Fund may invest in privately negotiated option contracts (each a “Private Option”). Generally, an option buyer negotiates with a bank or investment bank to buy a Private Option with contract terms that are more flexible than standardized exchange traded options. Under a Private Option contract, the buyer generally controls the length of the contract, the notional amount, and the asset or basket of securities comprising the reference portfolio that determines the value of the Private Option.

Table of Contents – SAI

Private Options will generally have a term ranging from 12 to 60 months. The Fund may buy Private Options that will be based on an asset or a basket of securities (the “Basket”) selected by the Sub-adviser in accord with the Fund’s investment objective and approved by the counterparty. The Basket may be comprised of securities that include common and preferred stock, government and private issuer debt (including convertible and non-convertible debt), options and futures contracts, limited partnership interests (including so-called “hedge funds”) and shares of registered investment companies. During the term of a Private Option, the Sub-adviser expects to have a limited right to modify the notional amount of the Private Option and the assets that comprise the Basket.

As with more traditional options, a Private Option will allow for the use of economic leverage without incurring risk beyond the amount of premium and related fees paid for the Private Option. The Private Option will be structured so that it allows the Fund to benefit from an increase in the value of the Basket without owning the assets that comprise the Basket. Upon a decline in the value of the Basket, the Fund may lose all or a portion of the premium paid for the Private Option. The Fund’s gain or loss may be magnified by writing the Private Option with reference to a much larger notional amount of the Basket than the premium being paid by the Fund. At no time will the Fund or its shareholders be exposed to a risk of loss in excess of the premium.

Upon the termination or expiration of a Private Option, the Fund will be entitled to receive from the counterparty a cash payment (the “Settlement Price”), which is based on the change in value of the Basket serving as a benchmark for that Private Option. In no event will the Fund have the right to acquire the assets that comprise the Basket. The Settlement Price may reflect deductions for fees and an interest-equivalent amount payable to the counterparty for establishing the Private Option. The Settlement Price will typically be payable to the Fund within a specified number of business days after termination or expiration of the Private Option. Any Private Option that does not require payment of the Settlement Price within seven calendar days after termination or expiration or that cannot be terminated by the Fund at any time will be treated as an illiquid asset.

The counterparty will generally have the right to terminate a Private Option at any time prior to maturity. If the Basket does not sufficiently increase in value prior to termination or expiration, the Fund may still suffer losses even though the Basket increased in value because of fees and interest-equivalent amounts payable to the counter- party or because the increase in value of the Basket has been insufficient to trigger a position settlement value. The counter-party to each Private Option will be a bank, financial institution, or an entity that is affiliated with either a bank or a financial institution with significant experience in the field of alternative investments. Each counterparty will be one determined by the Sub-adviser to be creditworthy. Neither the Sub-adviser nor the Fund will have any control over any hedging or similar techniques used by the counter-party to attempt to ensure the counter-party’s ability to perform under each Private Option. Likewise, neither the Sub-adviser nor the Fund will have any claim on securities or other property, if any, which may be purchased by the counter-party in connection with the Private Option. Should the counter-party be unable to perform its obligations under a Private Option, then the Fund could lose all or a portion of the premium and the gain, if any, relating to such Private Option.

Futures Contracts and Related Options. To hedge against changes in securities prices or interest rates, the Funds may purchase and sell various kinds of futures contracts, and purchase and write call and put options on such futures contracts. Permissible futures contracts investments are limited to futures on various equity securities and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona-fide hedging or other non-hedging purposes as permitted by regulations of the Commodity Futures Trading Commission.

The Funds may only purchase or sell non-hedging futures contracts, or purchase or sell related non-hedging options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits on the Fund’s existing non-hedging futures and related non-hedging options positions, and the amount of premiums paid for existing non-hedging options on futures (net of the amount the positions are “in the money”) does not exceed 5% of the market value of the Fund’s total assets. Otherwise, the Funds, with the exception of the Quaker Event Arbitrage Fund and the Quaker Akros Absolute Return Fund, may invest up to 10% of their total assets in initial margins and premiums on futures and related options.

Table of Contents – SAI

The Quaker Akros Absolute Return Fund may invest up to 20% of its total assets in initial margins and premiums on futures and related options. The Quaker Event Arbitrage Fund may invest without limit in initial margins and premiums on futures and related options.

Money Market Instruments. Money market instruments mature in thirteen (13) months or less from the date of purchase and include U.S. Government Securities, corporate debt securities, bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the investment adviser’s opinion. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund. For temporary defensive purposes, an investment adviser may, when it believes that unusually volatile or unstable economic and market conditions exist, depart from the Fund’s normal investment approach and invest up to 100% of the net assets of the Fund in these instruments.

Registered Investment Companies. Each Fund may invest up to 10% of the value of its total assets in securities of other investment companies. The Funds may invest in any type of investment company consistent with the Fund’s investment objective and policies. The Funds will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company’s total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund’s total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund’s total assets, except that such restrictions shall not apply to investments in iShares Funds (as defined below). Notwithstanding the limitations described above, a Fund may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale or redemption or if such fees are paid, the Fund’s Adviser must waive its advisory fee in an amount necessary to offset the amounts paid. Investments in unregistered money market funds also are subject to certain other limitations as described in Rule 12d1-1 of the 1940 Act. To the extent the Funds invest in other investment companies, the shareholders of the Funds would indirectly pay a portion of the operating costs of those investment companies.

Real Estate Securities. The Funds may invest in readily marketable interests in real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity.

Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended (which may also be affected by changes in the value of the underlying property) and by changes in interest rates. REITs are dependent upon management skills, often have limited diversification, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for exemption from tax for distributed income under the Internal Revenue Code of 1986, as amended (the “Code”) and failing to maintain their exemptions from the Investment Trust Act of 1988, as amended. Certain REITs have relatively small market capitalizations, which may result in less market liquidity and greater price volatility of their securities.

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Illiquid Securities. Each Fund, excluding the Quaker Event Arbitrage Fund and the Quaker Akros Absolute Return Fund, may invest up to 10% of its net assets in illiquid securities. The Quaker Event Arbitrage Fund and the Quaker Akros Absolute Return Fund may each invest up to 15% of their net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven (7) days at approximately the price at which they are valued. Under the supervision of the Board of Trustees and the Adviser, each Fund’s Sub-adviser determines the liquidity of that Fund’s investments. Included within the category of illiquid securities are restricted securities, which cannot be sold to the public without registration under the federal securities laws. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

Master-Feeder Option. Notwithstanding its other investment policies, each Fund may seek to achieve its investment objective by investing all of its investable net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund. Although such an investment may be made in the sole discretion of the Trustees, the Fund’s shareholders will be given thirty (30) days prior notice of any such investment. There is no current intent to make such an investment.

iShares Funds. Each Fund may from time to time invest in the shares of each iShares series of iShares Trust and iShares, Inc. (collectively, the “iShares Funds”) in excess of the limitations of section 12(d)(1)(A) and (B) of the 1940 Act, subject to: (i) the conditions set forth in the exemptive order dated April 15, 2003, issued by the SEC to iShares Trust and iShares, Inc., on behalf of each iShares Fund; and (ii) the representations and obligations outlined in a certain Participation Agreement entered into, by and among the Trust, on behalf of each Fund, iShares Trust and iShares, Inc. iShares Trust and iShares, Inc. are registered investment companies, and shares of iShares Funds are listed and traded at market prices on national securities exchanges, such as NYSE- Arca. Market prices of iShares Funds’ shares may be different from their net asset value per share. Each iShares Fund is an “index fund” that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index. The value of iShares Fund shares is subject to change as the values of their respective component stocks fluctuate according to market volatility. A lack of liquidity in an iShares Fund could result in it being more volatile than their underlying securities portfolios. In addition, because of iShares Funds’ expenses, compared to owning the underlying securities directly, it may be more costly to own iShares Funds.

Foreign Securities. The Funds may invest in foreign securities, including depository receipts of foreign- based companies, including companies based in developing countries. The Funds may engage in hedging transactions to reduce the currency risk of their investments. Foreign securities means any security the issuer of which is: (i) the government of a foreign country or of any political subdivision of a foreign country; or (ii) a corporation or other organization incorporated or organized under the laws of any foreign country, except an issuer of which: (A) more than 50% of the outstanding voting securities are held of record either directly or through voting trust certificates or depository receipts by residents of the United States; and (B) either: (1) the majority of the executive officers or directors of the issuer are U.S. citizens or residents; (2) more than 50% of the assets of the issuer are located in the U.S.; or (3) the business of the issuer is administered principally in the U.S. foreign securities include American Depositary Receipts (“ADRs”).

The Quaker Strategic Growth Fund, Quaker Mid-Cap Value Fund and Quaker Small-Cap Value Fund may each invest up to 25% of their net assets in foreign securities. The Quaker Small-Cap Growth Tactical Allocation Fund, Quaker Akros Absolute Return Fund, Quaker Event Arbitrage Fund and Quaker Global Tactical Allocation Fund may invest without limit in foreign securities.

The Quaker Event Arbitrage Fund may invest in foreign fixed income securities, in addition to the foreign equity securities described in the prospectus. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

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Securities Lending. Each Fund is authorized to lend securities from its investment portfolios, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions if it receives collateral in cash, U.S. Government Securities or other liquid investments which will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned domestic securities (including ADRs) and 105% of loaned foreign securities. The loans will be terminable at any time by a Fund and the relevant Fund will then receive the loaned securities within five days. During the period of such a loan, the Fund receives the income on the loaned securities and a loan fee and may thereby increase its total return. A Fund continues to receive interest or dividends on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. However, a Fund normally pays lending fees and related expenses from the interest or dividends earned on invested collateral. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. However, loans are made only to borrowers and are deemed by Quaker Funds, Inc. (the “Adviser”) to be of good financial standing. A Fund may invest cash collateral it receives in connection with a loan of securities in securities issued or guaranteed by the U.S. Government or irrevocable letters of credit that are marked to market daily, other high quality short-term debt instruments and money market instruments. For purposes of complying with each Fund’s investment policies and restrictions, collateral received in connection with securities loans will not be deemed an asset of a Fund unless otherwise required by law.

If a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, a Fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral.

Special Situations. Each Fund may invest in special situations from time to time. A special situation arises when, in the opinion of Fund management, the securities of a company will, within a reasonably estimated time period, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Such developments and situations include, but are not limited to: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is found in the normal course of investing. To minimize these risks, the Quaker Strategic Growth Fund will limit its investments to no more than 25% of its total net assets and the Quaker Global Tactical Allocation Fund will limit its investments to no more than 20% of its total net assets (valued at the time of investment).

Merger Arbitrage. The Quaker Akros Absolute Return Fund may engage in merger arbitrage. Although a variety of strategies may be employed depending on the nature of the reorganizations selected for investment, the most common merger arbitrage activity involves purchasing the shares of an announced acquisition target at a discount from the expected value of such shares upon completion of the acquisition. The size of the discount, or spread, and whether the potential reward justifies the potential risk are functions of numerous factors affecting the riskiness and timing of the acquisition. Such factors include the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance form an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company.

Because the expected gain on an individual arbitrage investment is normally considered smaller than the possible loss should the transaction be unexpectedly terminated, Fund assets will not be committed unless the proposed acquisition or other reorganization plan appears to the Adviser to have a substantial probability of success. The expected timing of each transaction is also extremely important since the length of time that the Fund’s capital must be committed to any given reorganization will affect the rate of return realized by the Fund, and delays can substantially reduce such returns.

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Forward Currency Contracts. The Quaker Akros Absolute Return Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Asset-Backed Securities and Mortgage-Backed Securities. The Quaker Akros Absolute Return Fund may invest in asset-backed and mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is isolated from credit risk and bankruptcy of the originator or any other affiliated entities and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, over-collateralization and guarantees by third parties. The market for privately issued asset-backed debt obligation is smaller and less liquid than the market for government sponsored mortgage-backed securities.

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations (“CMOs”). Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association (“FNMA”), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entitles (collectively, “private lenders”). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

The rate of principal payment on mortgage- and asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any mortgage- or asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage- and asset-backed debt obligations differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed debt obligations, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if these debt obligations or securities are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Mortgage-backed securities available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on debt obligations or securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

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While asset-backed securities may be issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Mortgage-backed securities may be issued with either a single class of security or multiple classes, which are commonly referred to as a CMO. Multiple class mortgage- and asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing selective credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include separate trading of registered interest and principal of securities (mortgage-and asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates that adjust as a specified benchmark changes) or scheduled amortization of principal.

The Quaker Akros Absolute Return Fund may invest in stripped mortgage-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets, including interest-only (“IO”) and principal-only (“PO”) securities. IO and PO mortgage-backed securities may be illiquid. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile.

Mortgage- and asset-backed securities, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such mortgage- and asset-backed securities if such investment is otherwise consistent with its investment objective and policies and with the investment restrictions of the Fund.

If the Quaker Akros Absolute Return Fund purchases mortgage- or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may substantially limit the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. The risk of defaults is generally higher in the case of mortgage pools that include so called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination, and the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Unrated Debt Securities. The Quaker Akros Absolute Return Fund may invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Convertible Securities. The Quaker Akros Absolute Return Fund may invest in convertible securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

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Warrants. The Quaker Akros Absolute Return Fund may invest a portion of its assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Initial Public Offerings. The Quaker Akros Absolute Return Fund may invest in securities of companies in initial public offerings (“IPOs”) Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs has added risks because their shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase volatility of the Fund’s portfolio.

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Quaker Akros Absolute Return Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objective and policies stated above and in the Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Quaker Akros Absolute Return Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Swap Agreements. The Quaker Akros Absolute Return Fund may enter into swap agreements for purposes of attempting to gain exposure to equity or debt securities without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index).

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Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis and if the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian. The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations. The Fund will not enter into any swap agreement unless the Sub-adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.

The Fund may enter into a swap agreement in circumstances where the Sub-adviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counter-party to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the over-the-counter market.

Additionally, the Quaker Akros Absolute Return Fund and Quaker Event Arbitrage Fund may each invest as follows:

Reverse Repurchase Agreements. The Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase. Reverse repurchase agreements involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in a loss to the Fund. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities. During that time, the Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of the Fund’s limitation on borrowing.

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Exchange-Traded Funds. The Fund may take long and short positions in exchange-traded funds (“ETFs”) to hedge a particular or general risk identified by the portfolio manager that, in the opinion of the portfolio manager, can be hedged through that ETF. In addition, the Fund may invest in ETFs as an arbitrage strategy. The Fund may also invest in options on ETFs as a substitute for investing in or short selling the underlying ETF.

The Fund may invest in equity and bond ETFs, which include various index tracking products such as iShares, streetTracks and HOLDRs. iShares, streetTracks and HOLDRs are a fixed basket of approximately twenty stocks of companies in a particular industry, sector or other group. These groups include biotech, business-to-business, Internet, pharmaceutical, retail and telecommunications HOLDRs, among others.

The Fund may also invest in various sector exchange-traded funds such as the Basic Industries Select Sector Index, Consumer Services Select Sector Index, Consumer Staples Select Sector Index, Cyclical/Transportation Select Sector Index, Energy Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index, Technology Select Sector Index, Utilities Select Sector Index. Additionally, the Fund may invest in new exchange-traded shares as they become available.

The principal risks associated with ETFs include the risk that the equity securities in an ETF will decline in value if the Fund holds a long position, or rise in value in the case of a short position, due to factors affecting the issuing companies, their industries, or the equity markets generally. They are also subject to special risks associated with the particular sector, currency, commodity or countries in which the ETF invests. Additionally, if the Fund’s portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

Corporate Debt Securities. Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody’s, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.

Zero Coupon Securities. The Fund may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). Zero coupon securities involve risks that are similar to those of other debt securities, although the market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit qualities. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons.

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Lower Quality Debt Securities. The Fund may purchase lower quality debt securities, or unrated debt securities, that have poor protection of payment of principal and interest. These securities, commonly referred to as “junk bonds,” often are considered to be speculative and involve greater risk of default and of price changes due to changes in the issuer’s creditworthiness. Market prices of these securities may fluctuate more than higher quality debt securities and may decline significantly in periods of general economic difficulty that may follow periods of rising rates. While the market for junk bonds has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the junk bond market, especially during periods of economic recession. The Fund may invest in securities which are of lower quality or are unrated if the Adviser determines that the securities provide the opportunity of meeting the Fund’s objective without presenting excessive risk. The Adviser will consider all factors, which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risks through diversification, investment analysis and monitoring of general economic conditions and trends. To the extent that the Fund invests in lower quality securities, achievement of its investment objective may be more dependent on the Adviser’s credit analyses than is the case for higher quality bonds. While the Adviser may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

The market for lower quality securities may be thinner and less active than that for higher quality securities, which can adversely affect the prices at which these securities can be sold. If there is not an established retail secondary market and market quotations are not available, these securities are valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing junk bonds than is the case for securities for which external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value these securities, and the Fund’s ability to dispose of these lower quality debt securities.

Lower quality securities present risks based on payment expectations. For example, junk bonds may contain redemption or call provisions. If an issuer exercises the provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If the Fund experiences unexpected net redemptions, this may force it to sell its junk bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Adviser’s research and credit analysis are an integral part of managing any securities of this type held by the Fund. In considering investments for the Fund, the Adviser attempts to identify those issuers of high- yielding securities whose financial condition is adequate to meet future obligations and has improved or is expected to improve in the future. The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

INVESTMENT RESTRICTIONS

The Funds (except where noted) have adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting securities of each Fund as defined in the 1940 Act. As provided in the 1940 Act, a vote of a “majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of the Fund’s assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.

Fundamental Investment Restrictions. As a matter of fundamental policy, no Fund is allowed to:

(1) issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure: (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets; or (b) in order to meet redemption requests, in amounts not exceeding 15% of its total assets; the Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

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(2) invest for the purpose of exercising control or management of another issuer;

(3) purchase or sell commodities or commodities contracts, real estate (including limited partnership interests, but excluding readily marketable securities secured by real estate or interests therein, readily marketable interests in real estate investment trusts, readily marketable securities issued by companies that invest in real estate or interests therein, as described in the Prospectus) or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

(4) underwrite securities issued by others, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;

(5) make short sales of securities or maintain a short position, except for: (a) outright short sales; and
(b) short sales “against the box” as defined below:

Outright: an outright short sale involves the sale of securities not presently owned by the Fund. If the Fund does not purchase that security on the same day as the sale, the security must be borrowed (typically, from a broker/dealer). At the time an outright short sale is affected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender; and an

“Against the Box”: a short sale “against the box” means that securities the Fund already owns are sold, but not delivered. Instead, these securities are segregated and pledged against the short position. When the short sale is closed out, the securities owned are released.

(6) participate on a joint or joint and several basis in any trading account in securities;

(7) make loans of money or securities, except that the Funds may: (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicly distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities;

(8) under normal circumstances invest more than 25% of its total assets in the securities of companies engaged in a single industry. This restriction does not limit a Fund’s investments in: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) tax-exempt obligations issued by governments or political subdivisions of governments; or (iii) repurchase agreements collateralized by such obligations;

(9) each Fund is a “diversified company” as defined in the 1940 Act. This means that a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result: (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer; or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

Non-Fundamental Investment Restrictions. The following investment limitations are not fundamental, and may be changed without shareholder approval. As a matter of non-fundamental policy, no Fund is allowed to:

(1) invest more than 10% of its net assets in illiquid securities, with the exception of the Quaker Akros Absolute Return Fund and the Quaker Event Arbitrage Fund, each of which may invest up to 15% of their net assets in illiquid securities; for this purpose, illiquid securities include, among others: (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale; (b) fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven days; and (c) repurchase agreements not terminable within seven (7) days;

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(2) invest in the securities of any issuer if those officers or Trustees of the Trust and those officers and directors of the investment adviser who individually own more than 1⁄2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer’s securities;

(3) purchase any securities on margin except in connection with such short-term credits as may be necessary for the clearance of transactions;

(4) invest in warrants, valued at the lower of cost or market, exceeding more than 5% of the value of the Fund’s net assets; included within this amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants which are not listed on NYSE-Arca; warrants acquired by the Fund in units or attached to securities may be deemed to be without value, unless otherwise permitted in the Prospectus or this Statement of Additional Information.

PORTFOLIO TURNOVER

Portfolio turnover rate is calculated by dividing the lesser of a Fund’s sales or purchases of portfolio securities for the fiscal year (exclusive of purchases or sales of all securities whose maturities or expiration dates at the time of acquisition were one year or less) by the monthly average value of the securities in a Fund’s portfolio during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.

The Funds will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, it can be expected that the rate of portfolio turnover may be high. For each Fund’s last fiscal year ended June 30, 2012 and 2013, portfolio turnover rates were:

Portfolio Turnover Rate

Name of Fund	2012	2013

Quaker Akros Absolute Return Fund(1)	103.42%	215.38%
Quaker Event Arbitrage Fund	156.57%	186.15%
Quaker Global Tactical Allocation Fund(2)	879.75%	484.31%
Quaker Small-Cap Growth Tactical Allocation Fund(3)	625.61%	441.74%
Quaker Strategic Growth Fund(4)	178.23%	294.35%
Quaker Mid-Cap Value Fund	41.70%	46.91%
Quaker Small-Cap Value Fund	157.77%	142.27%

(1)
Quaker Akros Absolute Return Fund. Portfolio turnover for absolute-return-oriented funds tends to be higher than for long-only funds because absolute-return-oriented funds generally make asset-allocation changes more frequently. The Quaker Akros Absolute Return Fund, adjusted risk during the course of the year as opportunities changed in the markets. This resulted in more frequent trading and a higher portfolio turnover for the Fund.

(2)
Quaker Global Tactical Allocation Fund. Given its active tactical mandate, it is not unusual for Quaker Global Tactical Allocation Fund to have an elevated turnover rate. While turnover fell between the 2012 and 2013 fiscal years due mainly to reduced volatility in the global markets in which it invests, the turnover was still high relative to many other mutual funds.

(3)
Quaker Small-Cap Growth Tactical Allocation Fund. The portfolio turnover rate for the fiscal years ended June 30, 2013 and 2012 remained consistently high as compared to long-only funds due to the more frequent asset allocation decisions typical of an absolute return oriented Fund.

(4)
Quaker Strategic Growth Fund. Quaker Strategic Growth Fund saw an increase in its turnover rate from 2012 to 2013 due in part to a major portfolio rotation out of technology (a relative underperformer) names and into healthcare (the Fund’s top performing sector for the period). During the sharp market pullbacks in early October of 2012 and June of 2013, the Fund also tactically rotated into cash for short periods (as part of its principal protection strategy) adding further to turnover.

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VALUATION OF INDIVIDUAL PORTFOLIO HOLDINGS

Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Temporary cash investments with maturities of sixty (60) days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Please see the Prospectus for more details regarding fair valuation of securities.

Fixed income securities will ordinarily be traded on the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued based on prices provided by a pricing service. The prices provided by the pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities. The matrix system may be based upon the considerations described above used by other pricing services and information obtained by the pricing agent from the investment adviser and other pricing sources deemed relevant by the pricing agent.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Adviser, Sub-advisers, principal underwriter, administrator, or any employees thereof (collectively, the “Fund Representatives”). The Funds’ overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Funds will not make available to anyone non-public information with respect to their portfolio holdings, until such time as the information is made available to all shareholders or the general public.

These policies and procedures are also applicable to the Fund Representatives. Pursuant to the policy, the Funds and the Fund Representatives are obligated to:

•	Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

•	Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

•	Adopt safeguards and controls governing the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.

Any requests for departures from this policy from clients, or from other third parties, must be authorized by the Chief Compliance Officer prior to disclosure. In certain jurisdictions it is prohibited by law to make available to some shareholders the Funds’ underlying portfolio positions unless all shareholders receive the same information. Providing such information to selected recipients could assist a person or entity in late trading of the Funds’ shares or allow them to engage in other detrimental trading techniques such as front running or short selling of the portfolio securities in the Funds.

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There are general and other limited exceptions to this prohibition. Third parties that provide services to the Funds, such as trade execution measurement and reporting systems, personal securities transaction monitoring, proxy voting, the Funds’ custodian, administrator, accountants/auditors and executing brokers, may also receive or have access to non-public Fund portfolio holdings information. These parties, either by explicit agreement or by virtue of their duties, are required to maintain confidentiality and are required not to trade on such information. In addition, the Adviser, the Sub-advisers and certain of their personnel have access to the Funds’ portfolio holdings in the course of providing advisory services to the Funds. No Fund or affiliated entity receives compensation or other consideration by virtue of disclosure of a Fund’s portfolio holdings.

Non-public portfolio information may be disclosed to other third parties provided that there is a legitimate business purpose for doing so and is approved by the Chief Compliance Officer and proper undertakings are obtained with respect to confidentiality and limited scope of use of the information.

The Adviser’s/Sub-advisers’ compliance staff conduct periodic reviews of compliance with the policy and, as appropriate, the Funds’ Chief Compliance Officer will report to the Board of Trustees regarding the operation of the policy, any material changes recommended as a result of such review and any material exceptions that have been granted under the policy, including an explanation of the legitimate business purpose that was served as a result of any such exception.

The Funds also disclose their complete portfolio holdings quarterly to the SEC using Form N-Q within sixty (60) days of the first and third quarter ends of the Funds’ fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds’ fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports. The Form N-Q is also available on the Trust’s website at www.quakerfunds.com.

  MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES AND OFFICERS

The business of the Funds is supervised by the Board of Trustees, who may exercise all powers not required by statute, the Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), or the By-laws to be exercised by the shareholders. The Trustees stand in the position of fiduciaries to the Funds and their shareholders and, as such, they have a duty of due care and loyalty. The Trustees are responsible for managing the business and affairs of the Funds.

When appropriate, the Board of Trustees will consider separately matters relating to each Fund or to any class of shares of a Fund. The Board of Trustees elects the officers of the Trust and retains various companies to carry out Fund operations, including the investment advisers, custodian, administrator and transfer agent.

The following table provides information about the Trustees and officers of the Trust, including each person’s experience as a director or trustee of other funds as well as other recent professional experience.

Interested Trustees and Officers

Name, Address and Age	Position(s) Held with the Trust	Serving as an Officer or Trustee of the Trust Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 years(1)

Jeffry H. King, Sr.(2)(3) 309 Technology Drive Malvern, PA 19355 Age 70	Chairman of the Board Vice-Chairman of the Board Chief Executive Officer	June 1996 – Jan. 2005 and June 2007 – Present; February 2005 – May 2007 June 1996 – Present	Chief Executive Officer, Quaker Funds, Inc. (June 1996-Present); Registered Representative, Citco Mutual Fund Distributors, Inc. (2006-2007).	7	Director, Fairview YMCA; Director, U.S. Navy League; Trustee, Hanna Investment Trust

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Name, Address and Age	Position(s) Held with the Trust	Serving as an Officer or Trustee of the Trust Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 years(1)
Laurie Keyes(3)(4) 309 Technology Drive Malvern, PA 19355 Age 63	Treasurer and Trustee	Nov. 1996 – Present	Chief Financial Officer, Quaker Funds, Inc. (1996-Present).	7	None
Justin Brundage(5) 309 Technology Drive Malvern, PA 19355 Age 43	Secretary	Since 2007	President, Quaker Funds, Inc; Chief Operating Officer, Quaker Funds, Inc. (2005-Present).	N/A	N/A
Timothy E. Richards 309 Technology Drive Malvern, PA 19355 Age 48	Chief Compliance Officer	March 2004 – Present
Chief Compliance Officer to Quaker Funds, Inc. (2003-Present); Chief Compliance Officer for the Quaker Investment Trust (2004-Present); formerly Chief Compliance Officer for the Penn Street Funds, Inc. (2004-2007).
				N/A	N/A

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Serving as an Officer or Trustee of the Trust Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee (1)
James R. Brinton 309 Technology Drive Malvern, PA 19355 Age 59	Trustee Lead Independent Trustee	Feb. 2002 – Present; Aug. 2007 – Present	President, Robert J. McAllister Agency, Inc. (a commercial insurance brokerage firm) (1979-Present).	7	Director, Ascendant Capital Partners(2007-Present)
Gary Edward Shugrue 309 Technology Drive Malvern, PA 19355 Age 59	Trustee	July 2008 – Present	President and Chief Investment Officer, Ascendant Capital Partners (2001-Present).	7	Director, Ascendant Capital Partners (2007 – present); Dundee Wealth (2006–Present)
Warren West 309 Technology Drive Malvern, PA 19355 Age 57	Trustee	Nov. 2003 – Present	President, Greentree Brokerage Services, Inc. (1998-Present).	7	None
Everett T. Keech 309 Technology Drive Malvern, PA 19355 Age 73	Trustee Interested Trustee, Vice Chairman of the Board, President, Treasurer Trustee	Nov. 2005 – Present; Feb. 2002 – Jan. 2005; Nov. 1996 – Feb. 2002	Chairman-Executive Committee, Technology Development Corp., (1997- Present); Affiliated Faculty, University of Pennsylvania (1998-Present); Chairman- Executive Committee, Advanced Training Systems International (2002-Present).	7	Director, Technology Development Corp.; Director, Advanced Training Systems International, Inc.

(1)
Directorship of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “1934 Act”), (e.g., “public companies”) and investment companies registered under the 1940 Act.

(2)
Mr. King is considered to be an “interested person” of the Trust for purposes of the 1940 Act because he is the Chief Executive Officer and a controlling shareholder of Quaker Funds, Inc., the investment adviser to the
Funds.

(3)	Mr. King and Ms. Keyes are husband and wife.
(4)
Ms. Keyes is considered to be an “interested person” of the Trust for purposes of the 1940 Act because she is the Trust’s Treasurer and a controlling shareholder of Quaker Funds, Inc, the investment adviser to the
Funds.

(5)
Mr. Brundage is the son of Ms. Keyes. Mr. Brundage is considered to be an “interested person” of the Trust for purposes of the 1940 Act because he is the Trust’s Secretary and a shareholder of Quaker Funds, Inc., the investment adviser of the Funds.

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Trustees’ Qualifications. Information on the Trust’s Trustees and officers appears in the chart above. Such information includes business activities of the Trustees during the past five years and beyond. The Board believes that, collectively, the Trustees have balanced and diverse experience, skills, attributes and qualifications, that allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Trust’s investment manager, Sub-advisers, other service providers, counsel and independent auditors; and to exercise business judgment in the performance of their duties as Trustees. Each Trustees’ ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting or public service positions; experience from service as a Board member of the Trust, other investment funds, public companies or non-profit entities or other organizations; and ongoing commitment and participation in Board and committee meetings throughout the years.

While there are no specific required qualifications for Board membership, the Board believes the specific background of each Trustee is appropriate to his or her serving on the Trust’s Board of Trustees. As indicated, Mr. King has extensive executive experience in the asset management and securities-related businesses; Ms. Keyes serves as a chief financial officer in the asset management business; Mr. Brinton is president of a commercial insurance brokerage firm; Mr. Shugrue is president and chief investment officer of a hedge fund advisory firm; Mr. West manages a securities brokerage firm; and Mr. Keech has more than 30 years of experience teaching at the Wharton School of the University of Pennsylvania and has executive experience in the private equity industry. The foregoing discussion and the Trustees and officers chart above are included in this Statement of Additional Information pursuant to requirements of the U.S. Securities and Exchange Commission, do not constitute holding out the Board or any Trustee as having special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any Trustee by reason thereof.

Ownership of Fund Shares by Trustees. Information relating to each Trustee’s ownership (including the ownership of his or her immediate family) in each Fund as of December 31, 2012 is set forth in the chart below.

Interested Trustees

Name	Fund Name	Dollar Range of Shares of Beneficial Interest of the Funds Beneficially Owned(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Fund Complex
Jeffry H. King, Sr.(1)
Quaker Global Tactical Allocation Fund
Quaker Small-Cap Growth Tactical Allocation Fund
Quaker Strategic Growth Fund
Quaker Mid-Cap Value Fund
Quaker Small-Cap Value Fund
Quaker Event Arbitrage Fund
Quaker Akros Absolute Return Fund
		None None None None $50,001 - $100,000 Over $100,000 None	Over $100,000
Laurie Keyes(1)
Quaker Global Tactical Allocation Fund
Quaker Small-Cap Growth Tactical Allocation Fund
Quaker Strategic Growth Fund
Quaker Mid-Cap Value Fund
Quaker Small-Cap Value Fund
Quaker Event Arbitrage Fund
Quaker Akros Absolute Return Fund
		$10,001 - $50,000 None None Over $100,000 Over $100,000 Over $100,000 None	Over $100,000

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Independent Trustees

Name	Fund Name	Dollar Range of Shares of Beneficial Interest of the Funds Beneficially Owned	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Fund Complex
James R. Brinton
Quaker Global Tactical Allocation Fund
Quaker Small-Cap Growth Tactical Allocation Fund
Quaker Strategic Growth Fund
Quaker Mid-Cap Value Fund
Quaker Small-Cap Value Fund
Quaker Event Arbitrage Fund
Quaker Akros Absolute Return Fund
		None None Over $100,000 None Over $100,000 None None	Over $100,000

Everett Keech
Quaker Global Tactical Allocation Fund
Quaker Small-Cap Growth Tactical Allocation Fund
Quaker Strategic Growth Fund
Quaker Mid-Cap Value Fund
Quaker Small-Cap Value Fund
Quaker Event Arbitrage Fund
Quaker Akros Absolute Return Fund
		None None $1- $10,000 None None $10,001 - $50,000 None	$10,001 - $50,000

Gary Edward Shugrue
Quaker Global Tactical Allocation Fund
Quaker Small-Cap Growth Tactical Allocation Fund
Quaker Strategic Growth Fund
Quaker Mid-Cap Value Fund
Quaker Small-Cap Value Fund
Quaker Event Arbitrage Fund
Quaker Akros Absolute Return Fund
		None None None None None None None	None

Warren West
Quaker Global Tactical Allocation Fund
Quaker Small-Cap Growth Tactical Allocation Fund
Quaker Strategic Growth Fund
Quaker Mid-Cap Value Fund
Quaker Small-Cap Value Fund
Quaker Event Arbitrage Fund
Quaker Akros Absolute Return Fund
		None None $10,001 - $50,000 $1-$10,000 None $1-$10,000 None	$10,001 - $50,000

(1)	Certain Fund shares noted are held jointly by Mr. King and Ms. Keyes, his spouse.

COMPENSATION OF TRUSTEES AND OFFICERS

Compensation of Trustees. Each Independent Trustee receives compensation from the Funds. Interested Trustees are compensated by Quaker Funds, Inc., and do not directly receive compensation from the Funds. However, because Mr. King and Ms. Keyes are currently employed by Quaker Funds, Inc. and have the right to share in the profits that Quaker Funds, Inc. earns by managing the Funds, they may receive indirect compensation from the Funds. Each Independent Trustee currently receives a total annual retainer of $25,000 for serving as a Trustee of the Trust.

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The compensation tables below set forth the total compensation paid to the Trustees for the fiscal year ended June 30, 2013. The Trust has no pension or retirement benefits for any of the Trustees.

		Pension or		Compensation from
	Aggregate	Retirement Benefits	Total Estimated	the Fund(s) and
Name and	Compensation	Accrued as Part of	Annual Benefits	Fund Complex Paid
Position(s) Held	from the Trust	Trust Expenses	upon Retirement	to Trustees
James R. Brinton
Lead Independent Trustee	$25,000	N/A	N/A	$25,000

Warren West
Independent Trustee	$25,000	N/A	N/A	$25,000

Jeffry H. King, Sr.
Chief Executive Officer,
Chairman and
Interested Trustee	N/A	N/A	N/A	N/A

Laurie Keyes
Treasurer and
Interested Trustee	N/A	N/A	N/A	N/A

Everett T. Keech
Independent Trustee	$25,000	N/A	N/A	$25,000
Gary E. Shugrue
Independent Trustee	$25,000	N/A	N/A	$25,000

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Compensation of Officers. Timothy E. Richards, the Chief Compliance Officer of the Trust, is the only other officer of the Trust who receives compensation from the Trust. For the fiscal year ended June 30, 2013, Mr. Richards received $181,867 in compensation from the Trust.

COMMITTEES OF THE BOARD

During the fiscal year ended June 30, 2013, the Trust held four (4) Board meetings. Each of the currently serving Trustees attended at least 75% of those Board meetings and also attended at least 75% of those committee meetings on which the Trustee serves as a member.

There are two standing committees of the Board of Trustees: Audit Committee and Nominating Committee.

Audit Committee. The members of the Audit Committee are: Messrs. Everett T. Keech (Chairperson of the Audit Committee), James R. Brinton, Gary E. Shugrue and Warren West. The Audit Committee operates pursuant to a charter adopted by the Board of Trustees. The purposes of the Audit Committee are to: (i) oversee the Funds’ accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Funds; (ii) oversee the Funds’ financial statements and the independent audit thereof; (iii) select, evaluate and, where deemed appropriate, replace the Funds’ independent registered public accountants (“independent auditors”); (iv) evaluate the independence of the Funds’ independent auditors; and (v) to report to the full Board of Trustees on its activities and recommendations. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Funds’ shareholders. Each of the members of the Audit Committee have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. The Audit Committee met three (3) times during the past fiscal year.

Nominating Committee. The members of the Nominating Committee are: Messrs. James R. Brinton (Chairperson of the Nominating Committee) Everett T. Keech, Gary E. Shugrue and Warren West, each of whom is an Independent Trustee, and, as such, satisfies the independence requirements under Rule 10A-3 of the 1934 Act, as amended. The Nominating Committee operates pursuant to a charter adopted by the Board of Trustees. The purpose of the Nominating Committee is to recommend nominees for: (i) consideration as an independent trustee by the incumbent Independent Trustees of the Trust; and (ii) consideration as an interested trustee by the full Board of Trustees of the Trust. The Nominating Committee for the Trust held two (2) meetings during the past fiscal year.

The Nominating Committee generally identifies candidates for Board membership through personal and business contacts of Trustees and, in its sole discretion, may solicit names of potential candidates from Quaker Funds, Inc. The Nominating Committee’s process for evaluating a candidate generally includes a review of the candidate’s background and experience, and other due diligence. In evaluating a candidate, the Nominating Committee will also consider whether the candidate, if elected, would qualify as an independent trustee.

The Nominating Committee has not established any specific minimum requirements that candidates must meet in order to be recommended by the Nominating Committee for nomination for election to the Board. Rather, the Nominating Committee seeks candidates to serve on the Board who, in its judgment, will serve the best interests of the Trust’s long-term shareholders and whose background will complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Board. The Nominating Committee does not currently consider shareholder recommendations for nomination of trustees to the Board.

Valuation Committee . The Trust has established a Valuation Committee that is responsible for determining when fair valuing a security is necessary and appropriate. The Valuation Committee is comprised of the Funds’ Chief Compliance Officer (who is an employee and Chief Compliance Officer of the Adviser), the Portfolio Manager of the Adviser and at least one Senior Officer of the Adviser. The Valuation Committee meets as necessary and held four (4) meetings during the last fiscal year.

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GOVERNANCE AND RISK DISCUSSION

Board Leadership

Mr. King, who is an Interested Trustee, serves as the Chairman of the Board. The Board believes that it is beneficial to have a representative of fund management as its Chairman. Mr. King is Chief Executive Officer of the Adviser, the Trust’s investment manager, and oversees the day-to-day investment and business affairs affecting the Adviser and the Trust. Accordingly, his participation in the Board’s deliberations helps assure that the Board’s decisions are informed and are accurately communicated to and implemented by Fund management.

The Board has designated Mr. Brinton, one of the Trust’s Independent Trustees, to serve as the Lead Independent Trustee. The Lead Independent Trustee, in consultation with fund management, counsel and the other Trustees, proposes Board agenda topics, participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. The Lead Independent Trustee also conducts meetings of the Independent Trustees. The Lead Independent Trustee also generally serves as a liaison between outside Trustees, the Chairman, Fund officers, and counsel, and is chairman of the Nominating Committees.

The Board is currently comprised of six Trustees. The Trustees believe that the current size of the Board is conducive to Board interaction, dialogue and debate, resulting in an effective decision-making body. The Board is comprised of Trustees with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board.

The Board has established an Audit Committee and a Nominating Committee, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Trust. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

Risk Oversight

Among the Board’s general oversight and management functions is to oversee the risks of the Trust. The Trust’s Funds are subject to various risks, including investment, compliance, operational and valuation risks, among others. The Board addresses its risk oversight function through different Board and committee activities. For instance, the Board has delegated the day-to-day risk management and oversight function to the Adviser or, in certain cases (subject to the Adviser’s supervision) and depending on the nature of the risks, to other service providers. The Board, or a committee, reviews and evaluates reports from the Adviser or service providers regarding the risks faced by the Funds and regarding the service providers’ oversight and management of those risks. In addition to the delegation of the day-to-day risk management and oversight function, the committees of the Board allow the Trustees to quickly and efficiently consider risk matters and facilitate the oversight by the Trustees of the Funds’ activities and the risks related to those activities. The Board has also appointed a CCO who oversees the implementation and evaluation of the Funds’ compliance program. The CCO periodically reports to the Board regarding compliance matters in connection with the Funds’ activities and the services provided by the Adviser and other service providers.

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PRINCIPAL HOLDERS OF SECURITIES

As of September 30, 2013, all Trustees and Officers of the Funds as a group owned beneficially or of record less than 1% of the outstanding securities of any class of any Fund, except as follows:

Fund	Class	Ownership
Quaker Event Arbitrage Fund	Class I	1.12%
Quaker Global Tactical Allocation Fund	Class I	4.91%
Quaker Mid-Cap Value Fund	Class I	5.29%
Quaker Small-Cap Value Fund	Class I	2.21%
Quaker Strategic Growth Fund	Class I	1.09%

The following tables list the holders of record of five percent or more of the outstanding shares of each Fund as of September 30, 2013. A shareholder that owns more than 25% of the shares of a Fund is a “control person” of that Fund. Shareholders with a controlling interest could affect the outcome of voting or the direction of management.

Akros Absolute Return Fund
Class	Registration	% of Shares	Record or Beneficial

Class A	US Bank NA Cust	21.28%	Beneficial
	Brady J. Lipp IRA Rollover
	230 Park Ave Fl. 10
	New York, NY 10169-1099

	National Financial Services	17.98%	Record
	200 Liberty Street
	New York, NY 10281-1003

	TD Ameritrade Inc.	13.79%	Record
	For the Exclusive Benefit of Our Clients
	P.O. Box 2226
	Omaha, NE

	US Bank NA Cust	12.84	Beneficial
	Joanne Lipp IRA Rollover
	1119 Main St.
	Breckenridge, MN 56520-1033

	Charles Schwab	8.90%	Record
	FBO Its customers
	101 Montgomery Street
	San Francisco, CA 94173

	Lipp Family Accounts	8.06%	Beneficial
	16 Catherine Pl
	Katonah, NY 10536

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Akros Absolute Return Fund
Class	Registration	% of Shares	Record or Beneficial
Class C	Pershing LLC	34.68%	Record
	P.O. Box 2052
	Jersey City, NJ

	D & M Tile Corp. PSP	24.81%	Beneficial
	102 Karner Rd.
	Albany, NY

	UBS Financial Services Inc.	21.72%	Beneficial
	FBO Traditional IRA
	94 Lagrange Street
	Pittson, PA

	Austerberry Family Accounts	7.72%	Beneficial
	151 Weller Rd.
	Barto, PA 19504-9344

Class I	TD Ameritrade Inc.	76.82%	Record
	For the Exclusive Benefit of Our Clients
	P.O. Box 2226
	Omaha, NE 68103

	Shogren Family Accounts	23.01	Beneficial
	3827 41st Ave. S
	Moorhead, MN 56560-7437

Event Arbitrage Fund
Class	Registration	% of Shares	Record or Beneficial
Class A	UBS Financial Services Inc.	11.56%	Beneficial
	FBO Blue Cross Blue Shield AZ, Inc.
	8220 North 23rd Avenue
	Phoenix, AZ 85021-4872

	National Financial Services	9.82	Record
	200 Liberty Street
	New York, NY 10281-1003

Class A	Charles Schwab	8.96%	Record
	FBO Its Customers
	101 Montgomery Street
	San Francisco, CA 94173

Class C	NFS LLC FEBO	13.54%	Beneficial
	U/A 2/25/03
	8460 Limekiln Pike Apt. 710
	Wyncote, PA 19095-2608

	Pershing, LLC	9.01%	Record
	P.O. Box 2052
	Jersey City, NJ 07303

	STIFEL NICOLAUS & CO. INC.	8.01%	Record
	A/C 8768-2081
	501 North Broadway
	St. Louis, MO 63102-2188

Class I	LPL Financial	39.36%	Record
	A/C 1000-0005
	9785 Towne Centre Drive
	San Diego, CA 92121

	Charles Schwab	8.68%	Record
	FBO Its Customers
	101 Montgomery Street
	San Francisco, CA 94173

	Pershing, LLC	5.96%	Record
	P.O. Box 2052
	Jersey City, NJ 07303

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Global Tactical Allocation Fund
Class	Registration	% of Shares	Record or Beneficial

Class A	Pershing, LLC	22.16%	Record
	P.O. Box 2052
	Jersey City, NJ 07303

	Charles Schwab	8.15%	Record
	FBO Its Customers
	101 Montgomery Street
	San Francisco, CA 94173

	American Enterprise Investments’	6.88%	Record
	Various Customers
	P.O. Box 9446
	Minneapolis, MN 55440-9446

Class C	Pershing, LLC	6.44%	Beneficial
	P.O. Box 2052
	Jersey City, NJ 07303

Class I	Manu P. Daftary & Bevery E. Gee JTWROS	70.16%	Record
	8 Waybridge Ln.
	Wayland, MA 01778-4550

	First Clearing LLC	24.36	Record
	A/C 3373-8413
	2801 Market St.
	St. Louis, MO 63103-2523

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Mid-Cap Value Fund
Class	Registration	% of Shares	Record or Beneficial

Class A	American Enterprise Investments’	11.11%	Beneficial
	FBO Various Customers
	P.O. Box 9446
	Minneapolis, MN 55440-9446

	MG Trust Company Customer	9.22%	Beneficial
	FBO Kades-Margolis IRA MBD
	717 17th St. Ste. 1300
	Denver, CO 80202-3304

	Charles Schwab & Co. Inc.	8.69%	Beneficial
	FBO Customers
	101 Montgomery Street
	San Francisco, CA

	Pershing, LLC	8.66%	Beneficial
	P.O. Box 2052
	Jersey City, NJ 07303

	LPL Financial	5.53%	Record
	A/C 1490-7112
	9785 Towne Centre Drive
	San Diego, CA

	NFS LLC FEBO	5.03%	Record
	FBO Jennifer L. Maybin Minor
	320 Spider Lily Ln.
	Naples, FL 34119-9782

Class C	NFS LLC FEBO	15.48%	Record
	Cullman Environmental Inc.
	508 1st Ave. SE
	Cullman, AL 35055-4301

	Pershing, LLC	12.95%	Beneficial
	P.O. Box 2052
	Jersey City, NJ 07303

	First Clearing LLC	12.33%	Record
	2801 Market Street
	St. Louis, MO 63103-2523

	Janney Montgomery Scott LLC	6.56%	Record
	A/C 5769-7771
	1717 Arch St.
	Philadelphia, PA 19103

Class I	First Clearing LLC	72.60%	Record
	2801 Market Street
	St. Louis, MO 63103-2523

	US Bank NA Cust	19.17%	Record
	c/o Quaker Fund
	309 Technology Drive
	Malvern, PA 19355-1317

	Brundage Trust Accounts	8.49%	Record
	1450 Eaves Spring Dr.
	Malvern, PA 19355-8761

	US Bank NA Cust	6.77%	Record
	Raymond J. Keyes IRA
	6820 Pelica Bay Blvd.
	Naples, FL 34108-7212

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Small-Cap Growth Tactical Allocation Fund
Class	Registration	% of Shares	Record or Beneficial
Class A	Pershing, LLC	37.69%	Beneficial
	P.O. Box 2052
	Jersey City, NJ 07303

	Charles Schwab & Co. Inc.	7.06%	Beneficial
	FBO Its Customers
	101 Montgomery Street
	San Francisco, CA

	LPL Financial	5.32%	Beneficial
	A/C 1000-0005
	9785 Towne Centre Dr.
	San Diego, CA 92121

Class C	NFS LLC FEBO	21.12%	Record
	FBO John J. Davis Sr.
	112 Villinger Avenue
	Cinnamison, NJ 8077-2912

	Pershing, LLC	16.07%	Beneficial
	P.O. Box 2052
	Jersey City, NJ 07303

	MLPF&S	11.76%	Beneficial
	For the Sole Benefit of its Customers
	4800 Deer Lake Drive East
	Jacksonville, FL 32246-6484

	Raymond James & Assoc. Inc.	5.24%	Record
	Casalese Accounts
	1870 E Trade Winds Rd.
	Winter Springs, FL 32708-3521

	Raymond James & Assoc. Inc.	5.22%	Record
	Leary Accounts
	422 Raintree Ct.
	Winter Park, FL 32789-2562

Class I	NFS LLC FEBO	79.71%	Record
	FBO Timothy C. Smith
	919 Frazier Rd.
	Jenkintownn, PA 19046-2407

	MLPF&S	18.04%	Beneficial
	For the Sole Benefit of its Customers
	4800 Deer Lake Drive East
	Jacksonville, FL 32246-6484

Small-Cap Value Fund
Class	Registration	% of Shares	Record or Beneficial
Class A	Charles Schwab & Co. Inc.	35.15%	Record
	Bear Stearns Customers
	101 Montgomery Street
	San Francisco, CA 94173

	Ameriprise Financial Services Inc.	16.95%	Beneficial
	P.O. Box 9446
	Minneapolis, MN 55440-9446

	MG Trust Company Cust. FBO	7.08%	Beneficial
	Kades-Margolis IRA MBD
	717 17TH St. Ste. 1300
	Denver, CO 80202-3304

	First Clearing LLC	6.95%	Beneficial
	1 N. Jefferson Ave.
	St. Louis, MO 63103

Class C	First Clearing, LLC	39.10%	Record
	A/C 1786-3093
	Sheila Briggs (IRA)
	225 Moseley Rd.
	Fairport, NY 14450-3060

	Pershing, LLC	12.31%	Beneficial
	P.O. Box 2052
	Jersey City, NJ 07303

	NFS LLC FEBO	7.05%	Record
	FBO Susan Levine
	103 Wiltshire Rd.
	Scarsdale, NY 10583-4559

	LPL Financial Services	5.96%	Beneficial
	A/C 2709-0514
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968

Class I	MLPF&S	17.97%	Beneficial
	For the Sole Benefit of its Customers
	4800 Deer Lake Drive East
	Jacksonville, FL 32246-6484

	Richmond Heights Police & Fire Pension Fund	17.97%	Beneficial
	1330 S. Big Bnd Blvd.
	St. Louis, MO 63117-2202

	US Bank NA Cust	17.51%	Record
	Martha E. Ortiz SEP IRA
	1437 Flat Rock Rd.
	Penn Valley, PA 19072-1239

	US Bank NA Cust	12.70%	Record
	Theodore R. Aronson Sep IRA
	1706 Rittenhouse Sq. Unit 3100
	Philadelphia, PA 19103-6244

	US Bank NA Cust	10.92%	Record
	Dewitt C. Brown III IRA
	23 Phillips Rd.
	Nahant, MA 01908-1123

	Vanguard Brokerage Services	8.57%	Record
	A/C 1819-2512
	P.O. Box 1170
	Valley Forge, PA 19482-1170

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Strategic Growth Fund
Class	Registration	% of Shares	Record or Beneficial

Class A	Charles Schwab & Co. Inc	20.35%	Beneficial
	FBO Its Customers
	101 Montgomery Street
	San Francisco, CA 94173

	NFS LLC FEBO	19.39%	Beneficial
	Freds of Ardmore Inc.
	200 Liberty St.
	New York, NY 10281-1003

	UBS Financial Services Inc. FBO	19.39%	Record
	Lambert Accounts
	18168 Coley Store Rd.
	Locust, NC 28097-7150

	Pershing, LLC	14.64%	Record
	P.O. Box 2052
	Jersey City, NJ 07303

	American Enterprise Investment	6.13%	Beneficial
	FBO: Various Accounts
	P.O. Box 9446
	Minneapolis, MN 55440-9446

Class C	Pershing, LLC	18.76%	Beneficial
	P.O. Box 2052
	Jersey City, NJ 07303

	NFS LLC FEBO	13.62%	Beneficial
	NFS/FMTC IRA
	FBO George Joseph Picone
	6651 W. Main St.
	Houma, LA 70360-2417

	First Clearing Corporation	7.95%	Beneficial
	A/C 4582-4829
	14 Hageman Road
	Somerset, NJ 08873-7348

Class I	LPL Financial	80.78%	Record
	A/C 1000-0005
	9785 Towne Centre Drive
	San Diego, CA

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INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

Founded in 1996 as a Pennsylvania Corporation, Quaker Funds, Inc. (the “Adviser”) serves as investment adviser to the Funds and is located at 309 Technology Drive, Malvern, Pennsylvania, 19355. The Adviser is a Pennsylvania Corporation and is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Mr. King and Ms. Keyes, who are husband and wife, and Mr. Brundage, who is the son of Ms. Keyes and the stepson of Mr. King, currently collectively own 100% of the equity interests in the Adviser.

The Adviser provides investment advisory services to each of the Funds pursuant to an Investment Advisory Agreement (“Advisory Agreement”). The advisory services include Fund design, establishment of Fund investment objectives and strategies, selection and management of Sub-advisers, and performance monitoring. In addition, the Adviser furnishes periodic reports to the Board of Trustees of the Trust regarding the investment strategy and performance of each Fund. The Adviser employs a supporting staff of management personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. Each Fund bears its own direct expenses such as legal, auditing and custodial fees.

The Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission (“SEC”) to operate under a manager of managers structure that permits the Adviser, with the approval of the Board of Trustees, to appoint and replace Sub-advisers, enter into subadvisory agreements, and materially amend and terminate subadvisory agreements on behalf of each Fund without shareholder approval. The SEC order does not apply to any Sub-adviser that is affiliated with the Trust or the Adviser. The manager of managers structure enables each Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to Sub-advisers or subadvisory agreements. The manager of managers structure would not permit an increase in the overall management and advisory fees payable by a Fund without shareholder approval. Shareholders will be notified of any changes made to Sub-advisers or subadvisory agreements within 90 days of the change.

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Advisory Fees. Pursuant to the Advisory Agreement, the Funds compensate the Adviser for these services by paying the Adviser an annual advisory fee assessed against daily average net assets under management in each Fund as follows:

Name of Fund	Total Advisory and Subadvisory Fee Paid as a Percentage of Average Net Assets
Quaker Akros Absolute Return Fund	1.25%
Quaker Event Arbitrage Fund	1.30%
Quaker Global Tactical Allocation Fund	1.25%
Quaker Small-Cap Growth Tactical Allocation Fund	1.00%
Quaker Strategic Growth Fund	1.30%
Quaker Mid-Cap Value Fund	1.05%
Quaker Small-Cap Value Fund	1.00%

The Adviser, has agreed to waive its management fees and/or assume expenses to the extent necessary to reduce the Total Annual Fund Operating Expenses (excluding 12b-1 fees and acquired fund fees and expenses) when they exceed 1.74% of the Fund’s average daily net assets (the “Annualized Expense Ratio”) of the Quaker Event Arbitrage Fund. This voluntary agreement will continue in effect from October 28, 2013 to October 28, 2014.

The Adviser has voluntarily agreed to waive its management fees to the extent that the total operating expenses of the Quaker Small Cap Value Fund (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.60% for Class A Shares, 3.35% for C Shares, and 2.35% for Institutional Class Shares, of the average net assets of each class, respectively. The Adviser currently has no intention to terminate this arrangement, although it may do so at any time in its sole discretion.

The Adviser, has agreed to waive its management fees and/or assume expenses to the extent necessary to reduce the Total Annual Fund Operating Expenses (excluding 12b-1 fees and acquired fund fees and expenses) when they exceed 1.99% of the Fund’s average daily net assets (the “Annualized Expense Ratio”) of the Quaker Strategic Growth Fund. This voluntary agreement will continue in effect from October 28, 2013 to October 28, 2014.

Pursuant to each agreement, any waivers and reimbursements made by the Adviser to the respective Fund are subject to recoupment by the Adviser within three (3) years following the time at which the Adviser waived fees and/or assumed expenses for the respective Fund, provided that such recoupment does not cause the Total Annual Fund Operating Expenses to exceed the Annualized Expense Ratio. These agreements shall be terminated upon the termination of the Advisory Agreement or, with respect to the Fund, in the event of its merger or liquidation.

The following table provides the actual aggregate advisory fees paid by each Fund during the fiscal years ended June 30, 2013, 2012, and 2011. Each class of each Fund pays its proportionate share of the advisory fees.

Name of Fund	Advisory Fee	2013	2012	2011

Quaker Akros Absolute Return Fund(1)	Accrued	$68,424	$101,671	$116,911
	Waived	$134,759	$55,214	$120,543
	Paid (Net)	$0	$46,457	$0
Quaker Event Arbitrage Fund	Accrued	$743,459	$658,708	$336,194
	Waived	$218,279	$187,347	$85,149
	Paid (Net)	$525,180	$471,361	$251,045
Quaker Global Tactical Allocation Fund		$104,346	$174,674	$278,845
Quaker Mid-Cap Value Fund		$84,710	$91,231	$108,328
Quaker Small-Cap Growth Tactical
Allocation Fund		$49,009	$119,231	$258,089
Quaker Small-Cap Value Fund(2)		$311,002	$389,369	$579,972
Quaker Strategic Growth Fund	Accrued	$2,150,357	$2,701,407	$4,424,250
	Waived	$204,586	$100,595	$751,125
	Paid (Net)	$1,945,771	$2,600,812	$3,673,125

(1)	The Quaker Akros Absolute Return Fund commenced operations on October 4, 2010.
(2)	Under the current advisory fee structure, Quaker Small-Cap Value Fund pays the Adviser total advisory and subadvisory fees of 1.00% (0.30% to Adviser and 0.70% to the Sub-adviser) annualized, of the Fund’s average daily net assets.

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INVESTMENT SUB-ADVISERS

The day-to-day investment management of each Fund rests with one or more Sub-advisers hired by the Trust, on behalf of the Funds, with the assistance of the Adviser. The responsibility for overseeing the Sub-advisers rests with the Adviser. Each Sub-adviser is also responsible for the selection of brokers and dealers through whom transactions in the Fund’s portfolio investments will be effected. The subadvisory fees that have been negotiated with each Sub-adviser pursuant to each respective investment subadvisory agreement are set forth below. The following firms currently serve as Sub-advisers to the respective Funds:

Akros Capital, LLC (“Akros”) located at 230 Park Avenue, New York, New York 10169, serves as Sub-adviser to the Quaker Akros Absolute Return Fund. Akros was founded in 2003, is registered with the SEC as an investment adviser pursuant to the Advisers Act and serves as an advisor primarily to provide specialized investment-management services for individuals, institutions and retail customers. As of August 31, 2013, Akros managed approximately $9.3 million in assets.

Aronson Johnson Ortiz, LP (“AJO”), located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, serves as Sub-adviser to Quaker Small-Cap Value Fund. AJO is registered as an investment adviser with the SEC under the Advisers Act and provides investment advisory services to institutional clients. As of August 31, 2013, the firm had approximately $22,602 million of assets under management. AJO is controlled by Mr. Theodore R. Aronson due to the amount of his equity ownership in AJO.

Century Management, Inc. (“Century”), located at 805 Las Cimas Parkway, Suite 430, Austin, Texas 78746, serves as the Sub-adviser to Quaker Small-Cap Growth Tactical Allocation Fund. Founded in 1974, Century is registered as an investment adviser with the SEC under the Advisers Act, and specializes in value investing. As of August 31, 2013, the firm had approximately $1.953 billion of assets under management.

DG Capital Management (“DG Capital”), located at 260 Franklin Street, Suite 1600, Boston, Massachusetts 02110, was founded in 1996 and serves as the Sub-adviser to Quaker Strategic Growth Fund and the Quaker Global Tactical Allocation Fund. DG Capital is registered as an investment adviser with the SEC under the Advisers Act, and specializes in equity management. As of August 31, 2013, the firm had approximately $193.4 million of assets under management. DG Capital is 100% owned and controlled by Mr. Manu Daftary.

Kennedy Capital Management, Inc. (“Kennedy”), located at 10829 Olive Boulevard, Suite 100, St. Louis, Missouri 63141, serves as the Sub-adviser to Quaker Mid-Cap Value Fund. Founded in 1980, Kennedy is registered as an investment adviser with the SEC under the Advisers Act, and specializes in small and mid cap domestic equities. As of August 31, 2013, the firm had approximately $5.2 billion of assets under management and it is approximately 100% employee owned.

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The following table shows the fees payable to the respective Sub-advisers by the Adviser for investment subadvisory services rendered to each Fund managed by a Sub-adviser:

Name of Fund	Name of Sub-Adviser	Annual Fee Rate, as a percentage of average daily net assets
Quaker Akros Absolute Return Fund	Akros Capital, LLC	0.75%
Quaker Global Tactical Allocation Fund	DG Capital Management	0.75%
Quaker Strategic Growth Fund	DG Capital Management	0.75%
Quaker Small-Cap Growth Tactical Allocation Fund	Century Management, Inc.	0.50%
Quaker Mid-Cap Value Fund	Kennedy Capital Management, Inc.	See below
Quaker Small-Cap Value Fund	Aronson Johnson Ortiz, LP	0.65%

Quaker Mid-Cap Value Fund – subadvisory fees equal to an annual rate of:

0.75 % of the average daily net assets of the Fund on assets up to $50 million; and
0.70 % of the average daily net assets of the Fund on assets above $50 million.

PORTFOLIO MANAGERS

The following provides information regarding the portfolio managers identified in the Funds’ prospectus: (1) the dollar range of the portfolio manager’s investments in each Fund; (2) a description of the portfolio manager’s compensation structure; and (3) information regarding other accounts managed by the manager and potential conflicts of interests that might arise from the management of multiple accounts.

INVESTMENTS IN EACH FUND (as of June 30, 2013)	DOLLAR RANGE OF INVESTMENTS IN EACH FUND(1)
NAME OF PORTFOLIO MANAGER
QUAKER AKROS ABSOLUTE RETURN FUND
(Akros Capital, LLC, Sub-adviser)
Brady T. Lipp	$500,001-$1,000,000

QUAKER EVENT ARBITRAGE FUND
(Quaker Funds, Inc., adviser)
Thomas Kirchner	$100,001-$500,000

QUAKER GLOBAL TACTICAL ALLOCATION FUND
(DG Capital Management, Sub-adviser)
Manu Daftary	$500,001-$1,000,000

QUAKER STRATEGIC GROWTH FUND
(DG Capital Management, Sub-adviser)
Manu Daftary	Over $1,000,000

QUAKER SMALL-CAP GROWTH TACTICAL
ALLOCATION FUND
(Century Management, Inc., Sub-adviser)
Stephen W. Shipman	$10,001-$50,000

QUAKER MID-CAP VALUE FUND
(Kennedy Capital Management, Inc., Sub-adviser)
Frank Latuda, Jr., CFA	None

QUAKER SMALL-CAP VALUE FUND
(Aronson Johnson Ortiz, LP, Sub-adviser)
Theodore R. Aronson	Over $1,000,000
Stefani Cranston	$100,001-$500,000
Gina Marie N. Moore	None
Martha E. Ortiz	Over $1,000,000
Gregory J. Rogers	None
R. Brian Wenzinger	$100,001-$500,000
Christopher J. W. Whitehead	None

(1)	This column reflects investments in a Fund’s shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the 1934 Act, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

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Compensation of Portfolio Managers. The portfolio managers of the Adviser and Sub-advisers are compensated in the following manner.

Akros Capital

Although Mr. Lipp is not currently drawing a salary, it is anticipated that the Fund’s Portfolio Manager will eventually receive a base salary that approximates the industry median for equity portfolio managers. It is also anticipated that a bonus pool will eventually be established for the investment-management team, which includes the Portfolio Manager. The bonus pool is expected to equal 25% to 30% of the net revenue derived from all accounts (including the Fund) managed by the team. Mr. Lipp will determine how to divide the bonus pool among the team members based on his assessment of individual contributions. The Sub-adviser values people who are unselfish and team-oriented, and willing to mentor new and less-experienced employees. These characteristics, along with the quality of investment research and recommendations, will be factors in Mr. Lipp’s determination of how to divide the bonus pool.

The Sub-adviser currently offers a 401(k) plan that is available to all employees as of the date of hire. However, Mr. Lipp does not currently participate in the 401(k) plan. Additionally, each of the investment professionals of the Sub-adviser may have an opportunity to earn an ownership position in the Sub-adviser. The level of ownership would be based on factors such as investment performance and overall contributions to the organization.

AJO

Each of AJO’s portfolio managers is a principal of the firm. All principals are compensated through a fixed salary, equity-based cash distributions and merit-based cash bonuses that are awarded entirely for contributions to the firm. Each calendar year end, the managing principal of AJO, in consultation with the other senior principals, determines the bonus amount for each portfolio manager. Bonuses can be a significant portion of a portfolio manager’s overall compensation. Bonus amounts are generally based on the following factors: net revenues and cash position of AJO, ownership percentage of the portfolio manager and overall contributions of the portfolio manager to the operations of AJO. Portfolio managers may also be awarded non-cash compensation in the form of increasing ownership in the firm.

Although many of the firm’s fee arrangements are performance-based, no individual’s compensation is directly tied to account performance or to the value of the assets held in particular funds, or even to firm-wide assets.

Century Management, Inc.

Mr. Shipman receives 50% of the fee paid to the Sub-adviser after the portfolio manager’s pro-rata expenses have been met. The portfolio manager will receive a salary in the form of a draw. After fees for the draw and expenses have been met, the fee will be allocated 50/50 between the portfolio manager and the Sub-adviser.

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DG Capital

Mr. Daftary, as the 100% owner of DG Capital, receives a monthly base salary and, at the end of each fiscal year, receives the net profits of the firm after the payment of all expenses, including bonus payments.

Mr. Daftary receives employee benefits that include group disability, health insurance and participation in a 401(k) plan.

Kennedy

Portfolio managers are compensated through the combination of base salary with an incentive bonus tied to a proprietary formula, linked to outperformance of their respective benchmark (on a one-year basis) and a peer group of investment managers (on a three-year basis). Each portfolio manager is also a Kennedy stockholder and therefore eligible for periodic distributions based upon firm profitability. Portfolio managers are eligible to participate in the firm’s retirement plan.

Quaker Funds, Inc.

The portfolio manager receives compensation based on a percentage of assets under management of the Fund.

OTHER MANAGED ACCOUNTS OF PORTFOLIO MANAGERS (as of June 30, 2013)

In addition to the management of the respective Funds, the portfolio managers also manage other accounts as summarized below.

Quaker Akros Absolute Return Fund

BRADY T. LIPP (Akros Capital)	NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Registered Investment Companies	1	$4.2 million	0	$0
Other Pooled Investment Vehicles	1	$3.5 million	0	$3.5 million
Other Accounts(1)	3	$1.6 million	0	$0

Quaker Event Arbitrage Fund

As of June 30, 2013, the portfolio manager was not managing any other accounts other than the Fund.

Quaker Global Tactical Allocation Fund

MANU DAFTARY (DG Capital)	NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Registered Investment Companies	0	$0	0	0
Other Pooled Investment Vehicles	1	$8.3 million	1	$8.3 million
Other Account s (1)	1	$77.5 million	0	0

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Quaker Strategic Growth Fund

MANU DAFTARY (DG Capital)	NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$8.3 million	1	$8.3 million
Other Accounts(1)	1	$77.5 million	0	$0

Quaker Small-Cap Growth Tactical Allocation Fund

STEPHEN W. SHIPMAN (Century Management, Inc.)	NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Registered Investment Companies	2	$142.2 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$2.796 million
Other Accounts(1)	6	$7.0 million	4	$3.3 million

Quaker Mid-Cap Value Fund

FRANK LATUDA, JR., CFA (Kennedy)	NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Registered Investment Companies	3	$232.194 million	0	$0
Other Pooled Investment Vehicles	1	$1.543 million	0	$0
Other Accounts(1)	198	$1.310 billion	0	$0

GARY KAUPPILA, CFA (Kennedy)	NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Registered Investment Companies	3	$232.194 million	0	$0
Other Pooled Investment Vehicles	1	$1.543 million	0	$0
Other Account s (1)	198	$1.310 billion	0	$0

Quaker Small-Cap Value Fund

THEODORE R. ARONSON (AJO)	NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Registered Investment Companies	17	$ 4.419 billion	1	$124.0 million
Other Pooled Investment Vehicles	15	$ 2.796 billion	1	$97.2 million
Other Accounts(1)	109	$15.109 billion	51	$5.9 billion

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STEFANI CRANSTON (AJO)	NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Registered Investment Companies	17	$4.4 billion	1	$124.0 million
Other Pooled Investment Vehicles	15	$2.8 billion	1	$97.2 million
Other Accounts(1)	109	$15.1 billion	51	$5.9 billion

GINA MARIE N. MOORE (AJO)	NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Registered Investment Companies	17	$ 4.4 billion	1	$124.0 million
Other Pooled Investment Vehicles	15	$ 2.8 billion	1	$97.2 million
Other Accounts(1)	109	$15.1 billion	51	$5.9 billion

MARTHA E. ORTIZ (AJO)	NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Registered Investment Companies	17	$ 4.4 billion	1	$124.0 million
Other Pooled Investment Vehicles	15	$ 2.8 billion	1	$97.2 million
Other Accounts(1)	109	$15.1 billion	51	$5.9 billion

GREGORY J. ROGERS (AJO)	NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Registered Investment Companies	17	$ 4.4 billion	1	$124.0 million
Other Pooled Investment Vehicles	15	$ 2.8 billion	1	$97.2 million
Other Accounts(1)	109	$15.1 billion	51	$5.9 billion

R. BRIAN WENZINGER (AJO)	NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Registered Investment Companies	17	$ 4.42 billion	1	$124.0 million
Other Pooled Investment Vehicles	15	$ 2.8 billion	1	$97.2 million
Other Accounts(1)	109	$15.1 billion	51	$5.9 billion

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CHRISTOPHER WHITEHEAD (AJO)	NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Registered Investment Companies	17	$ 4.4 billion	1	$124.0 million
Other Pooled Investment Vehicles	15	$ 2.8 billion	1	$97.2 million
Other Accounts(1)	109	$15.1 billion	51	$5.9 billion

(1)	These are separately managed accounts of institutional or high net-worth investors for which the portfolio managers provide investment advice.

Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Set forth below is a description of material conflicts of interest that may arise in connection with a portfolio manager who manages multiple funds and/or other accounts:

●
The management of multiple funds and/or other accounts may result in a portfolio manager devoting varying periods of time and attention to the management of each fund and/or other account. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.

●
If a portfolio manager identifies an investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.

●
At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or other accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or other accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or other accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

●
With respect to securities transactions for the funds, the Adviser/Sub-advisers determine which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser/ Sub-adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser/Sub-adviser or their affiliates may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account.

●
The appearance of a conflict of interest may arise where the Adviser/Sub-adviser has an incentive, such as a performance based management fee or other differing fee structure, which relates to the management of one fund or other account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser/Sub-advisers and the Funds have adopted certain compliance policies and procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

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Specific Conflicts of Interest

Adviser

The Adviser does not manage separate accounts. The Adviser’s sole business is that of investment adviser to the various series of the Trust. There are no business activities unrelated to the Adviser’s responsibilities as investment adviser to the various series of the Trust. There may exist conflicts relating to allocation of marketing and sales resources, as well as regulatory oversight amongst the various Funds. For example, the Adviser may focus more marketing or sales resources on one or more portfolios for a specific period. Similarly, circumstances may require that the Adviser allocate more compliance resources to a certain Fund or Funds during certain periods, particularly during the relevant Fund’s annual advisory agreement renewal process or performance evaluation.

The Adviser has not identified any material conflicts between the Fund and other accounts managed by the portfolio managers. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and the other accounts. The management of the Fund and the other accounts may result in unequal time and attention being devoted to the Fund and the other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio manager could favor one account over another, particularly when one account pays a performance fee. Further, a potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of the other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that the portfolio manager is favoring one investment vehicle over another.

Akros

The Fund’s portfolio manager and investment team are also currently responsible for a hedge fund managed with a similar investment objective as well as two quantitative, long-only equity products, one strategic growth product and an opportunistic multi-cap equity product. No conflicts of interest arise in connection with the simultaneous management of the Fund and the quantitative, long-only, strategic growth and opportunistic multi-cap equity products due to differences in management style. Conflicts of interest may arise in the simultaneous management of the Fund and the hedge fund largely centered on allocation issues. These conflicts are lessened by the Sub-adviser’s Allocation Policy and a daily side-by-side trade reconciliation between the Fund and the hedge fund.

AJO

Conflicts of interest may arise in connection with the portfolio managers’ management of the Fund alongside other accounts. For example, portfolio managers may have conflicts of interest in allocating management time, resources, and investment opportunities among the Fund and other accounts advised by the portfolio managers. Differences between accounts may lead to additional conflicts — accounts may differ in terms of fee structure (fixed versus performance-based), size (and, hence, absolute fee), restrictions or investment strategy.

AJO has policies and procedures in place to mitigate potential conflicts of interest. For example, AJO’s fixed-fee schedules are standardized and all discretionary fixed-fee accounts of similar size and similar mandate are subject to AJO’s most-favored-nation fee policy. Investment opportunities and aggregated trades are both subject to policies requiring fair treatment across accounts, without regard to account size or fee type. All material conflicts are disclosed in AJO’s Form ADV.

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Century

No advisory client will be favored over any other client; each client that participates in an aggregated order will participate at the average share price for all of Century Management’s transactions in a given security on a given business day, with transaction costs shared based on broker arrangements and on each client’s participation in the transaction. Century Management has adopted trade aggregation and allocation procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.

Performance-based fee arrangements may create an incentive for Century Management to recommend investments which may be riskier or more speculative than those which would be recommended under a different fee arrangement. Such fee arrangements also create an incentive to favor higher fee paying accounts over other accounts in the allocation of investment opportunities. Century Management has implemented trading practices and procedures to ensure that all clients are treated fairly and equally, and to prevent this conflict from influencing the allocation of investment opportunities among clients.

Certain affiliated accounts may trade in the same securities with client accounts on an aggregated basis when consistent with Century Management’s obligation of best execution. In such circumstances, the affiliated and client accounts will share commission costs equally and receive securities at a total average price. Century Management will retain records of the trade order (specifying each participating account) and its allocation, which will be completed prior to the entry of the aggregated order. Completed orders will be allocated as specified in the initial trade order. Partially filled orders will be allocated on a pro-rata basis. Any exceptions will be explained on the order.

DG Capital

Portfolio managers at DG Capital typically manage multiple accounts that have different investment objectives, policies and other investment considerations. These multiple accounts include, among others, mutual funds, separate accounts and commingled accounts. It is the practice of DG Capital to allocate investment opportunities across all client portfolios that have a particular investment strategy on a pro rata basis based on the above mentioned investment objectives, policies and other investment considerations. In addition, DG Capital has adopted brokerage policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.

Kennedy

Within Kennedy’s mid cap value strategy, Mr. Latuda manages a number of separately managed accounts and also manages a commingled vehicle as well as two model portfolios. In addition, Mr. Latuda manages separate accounts for the firm in an all cap value strategy, a small cap value strategy and a SMID cap value strategy. Certain conflicts may arise as the result of an account’s size, client-imposed restrictions or fee schedule. Investment opportunities are allocated fairly among clients within each strategy managed by Mr. Latuda pursuant to Kennedy’s internal policies and procedures, which also extends to its brokerage practices.

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION

Distributor. Foreside Fund Services, LLC (“Foreside”), located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Trust’s distributor. As the distributor, it has agreed to use reasonable efforts to distribute each Fund’s classes of shares. Prior to May 11, 2012, Quasar Distributors, LLC (“Quasar”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, served as the Trust’s distributor. Quasar is a wholly owned subsidiary of US Bancorp and is affiliated with US Bancorp Fund Services, LLC, the transfer agent for the Funds.

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Pursuant to the Distribution Agreement between Foreside and the Trust, Foreside receives the sales load on sales of Class A and Class C Shares of the Funds and reallows a portion of the sales load to broker-dealers. Foreside also receives the distribution fees payable pursuant to the Funds’ Rule 12b-1 Distribution Plans for Class A and Class C Shares described below. There is no Rule 12b-1 distribution plan for Institutional Class Shares of the Funds. The Distribution Agreement may be terminated at any time upon sixty (60) days’ written notice, without payment of a penalty, by Foreside, by vote of a majority of the outstanding class of voting securities of the affected Fund, or by vote of a majority of the Board of Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Agreement. The Distribution Agreement will terminate automatically in the event of its assignment.

Pursuant to the Distribution Agreement, Foreside facilitates the registration of the Funds’ shares under state Blue Sky laws and assists in the sale of shares. The shares of the Funds are continuously offered by Foreside. Foreside is not obligated to sell any specific number of shares of the Funds but has undertaken to sell such shares on a best efforts basis.

Foreside from time to time may reallow all or a portion of the sales charge on Class A Shares to individual selling dealers. The aggregate dollar amount of underwriting commissions and the amount retained by Foreside, as of June 30, 2013, is as follows:

	Class A Shares
	2013		2012		2011
Fund	Aggregate	After Reallowance	Aggregate	After Re allowance	Aggregate	After Reallowance
Quaker Akros Absolute Return Fund(1)	$3,823.82	$406.32	$399.05	—	$873.28	—
Quaker Event Arbitrage Fund	$79,234.69	$7,738.58	$13,409.36	—	$32,576.77	—
Quaker Global Tactical Allocation Fund	$2,843.61	$246.17	$151.21	—	$287.68	—
Quaker Small-Cap Growth Tactical Allocation Fund	$1,561.88	$171.88	$10.21	—	$2,174.86	—
Quaker Strategic Growth Fund	$58,153.73	$5,806.37	$4,327.18	$683.13	$6,662.33	—
Quaker Mid-Cap Value Fund	$5,445.29	$527.13	$60.11	—	$332.21	—
Quaker Small-Cap Value Fund	$2,126.06	$275.35	$2,626.83	$2,081.42	$70.02	—

(1) Prior to October 4, 2010 the Akros Absolute Return Fund (the “Akros Fund”) was a series of the Trust for Professional Managers. On October 4, 2010, the Akros Fund was reorganized into the Quaker Akros Absolute Return Fund.

Distribution Plan (Rule 12b-1 Plans). The Trust has adopted distribution plans under Rule 12b-1 of the 1940 Act (the “Plans”), whereby each share class of each Fund other than the Institutional Class Shares may pay to Foreside, the Adviser and others a distribution fee in the amount of up to: (i) 0.25% per annum of the average daily net asset value of Class A Shares of each Fund; and (ii) 1.00% per annum (of which 0.25% is a service fee) of the average daily net asset value of Class C Shares of each Fund.

The Plans permit each Fund to compensate Foreside, the Adviser and others in connection with activities intended to promote the sale of each class of shares of each Fund (except for Institutional Class Shares). Expenditures under the Plans may consist of: (i) commissions to sales personnel for selling Fund shares; including travel, entertainment and business development expenses; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions that have entered into agreements with Foreside in the form of a Dealer Agreement for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds’ Prospectus and Statement of Additional Information for distribution to potential investors; (vii) website maintenance fees; (viii) interest on loan; (ix) bank fees; (x) temporary help; (xi) telephone; (xii) Raymond James Wrap Program; (xiii) consulting/ research; (xiv) consulting/research fee; (xv) Class A Shares trailer commission; (xvi) Class C Shares debt servicing; (xvii) Class C Shares trailer commissions; and (xviii) other activities that are reasonably calculated to result in the sale of shares of the Funds.

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A portion of the fees paid to Foreside, the Adviser and others pursuant to the Plans, not exceeding 0.25% annually of the average daily net assets of each Fund’s shares, may be paid as compensation for providing services to each Fund’s shareholders, including assistance in connection with inquiries related to shareholder accounts (the “Service Fees”). In order to receive Service Fees under the Plans, participants must meet such qualifications as are established in the sole discretion of Foreside, such as services to each Fund’s shareholders; services providing each Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; services permitting more efficient methods of purchasing and selling shares; or transmission of orders for the purchase or sale of shares by computerized tape or other electronic equipment; or other processing.

The Board of Trustees has concluded that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders and that the Plans should result in greater sales and/or fewer redemptions of Fund shares. On a quarterly basis, the Trustees will review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees will conduct an additional, more extensive review annually in determining whether the Plans should be continued. Continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees acting separately on behalf of each Fund and class and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the “Plan Trustees”). The Plans provide that they may not be amended to increase materially the costs that a Fund may bear pursuant to the applicable Plan without approval of the shareholders of the affected class of shares of each Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees acting separately on behalf of each Fund, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while each Plan is in effect, the selection and nomination of Trustees who are not “interested persons” shall be committed to the discretion of the Trustees who are not “interested persons.” A Plan may be terminated at any time by vote of a majority of the Fund Trustees or a majority of the outstanding shares of the class of shares of the affected Fund to which the Plan relates.

Total dollar amounts paid by each of the Funds pursuant to the Plans for the fiscal year ended June 30, 2013 are as follows:

NAME OF FUND	CLASS A	CLASS C
Quaker Akros Absolute Return Fund	$9,045	$2,733
Quaker Event Arbitrage Fund	$ 83,214	$66,695
Quaker Global Tactical Allocation Fund	$12,268	$26,546
Quaker Mid-Cap Value Fund	$13,926	$18,403
Quaker Small-Cap Growth Tactical Allocation Fund	$5,125	$14,499
Quaker Small-Cap Value Fund	$19,813	$17,005
Quaker Strategic Growth Fund	$246,571	$248,238

Amounts spent on behalf of each of the Funds on various items pursuant to the Plans during the fiscal year ended June 30, 2013 are as follows:

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Class A Shares

Name of Fund	Advertising	Printing & Mailing of Prospectuses to Other Than Current Shareholders	Compensation to Underwriters	Compensation to Broker- Dealers	Compensation to Sales Personnel	Interest, Carrying or Other Financing Charges	Other*
Quaker Akros Absolute Return Fund	$268	$19	$693	$7,660	$8,308	$0	$1,777
Quaker Event Arbitrage
Fund	$2,547	$183	$6,572	$72,681	$78,830	$0	$16,862
Quaker Global Tactical
Allocation Fund	$383	$28	$988	$10,930	$11,854	$0	$2,536
Quaker Small-Cap
Growth Tactical
Allocation Fund	$388	$28	$1,002	$11,076	$12,013	$0	$2,570
Quaker Strategic
Growth Fund	$8,151	$585	$21,034	$232,605	$252,282	$0	$53,962
Quaker Mid-Cap Value
Fund	$460	$33	$1,188	$13,137	$14,248	$0	$3,048
Quaker Small-Cap Value
Fund	$655	$47	$1,690	$18,691	$20,272	$0	$4,336

Class C Shares

Name of Fund	Advertising	Printing & Mailing of Prospectuses to Other Than Current Shareholders	Compensation to Underwriters	Compensation to Broker- Dealers	Compensation to Sales Personnel	Interest, Carrying or Other Financing Charges	Other*
Quaker Akros Absolute Return Fund	$--	$--	$--	$2,427	$--	$--	$--
Quaker Event Arbitrage Fund	$--	$--	$--	$60,048	$--	$--	$--
Quaker Global Tactical Allocation Fund	$--	$--	$--	$25,012	$--	$--	$--
Quaker Small-Cap Growth Tactical Allocation Fund	$--	$--	$--	$18,729	$--	$--	$--
Quaker Strategic Growth Fund	$--	$--	$--	$244,273	$--	$--	$--
Quaker Mid-Cap Value Fund	$--	$--	$--	$18,109	$--	$--	$--
Quaker Small-Cap Value Fund	$--	$--	$--	$16,734	$--	$--	$--

*	The category designated as “Other” includes fees paid in connection with dealer services and wholesaler activities.

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Shareholder Servicing Fees. Pursuant to a Shareholder Service and Processing Plan (the “Plan”) adopted by the Trust on behalf of the Funds, the Adviser is authorized to engage financial institutions, securities dealers and other industry professionals (“Shareholder Servicing Agent”) to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Funds.

Payments of the shareholder servicing component of the fee shall be used to compensate Shareholder Servicing Agents for providing general shareholder liaison services, including, but not limited to: (a) answering inquiries from shareholders regarding account status and history, the manner in which purchases and redemptions of the Fund shares may be effected, and other matters pertaining to the Funds; (b) assisting shareholders in designating and changing dividend options, account designations and addresses; (c) arranging for wiring of funds and transmitting and receiving funds in connection with orders to purchase or redeem Fund shares; (d) verifying and guaranteeing shareholder signatures in connection with orders to purchase or redeem Fund shares; (e) providing such other similar services related to the maintenance of shareholder accounts; and (f) providing necessary personnel and facilities to conduct the activities described above.

Payment of the processing component of the fee shall be used to compensate Shareholder Servicing Agents for serving as agents of the Trust for the limited purpose of accepting orders to purchase or redeem Fund shares of the applicable Class and the provision of processing and administrative services on behalf of such Class, including, but not limited to: (a) aggregating and processing purchase, exchange and redemption requests and placing net purchase and redemption orders with the Fund’s transfer agent or distributor; (b) processing dividend payments from the Fund on behalf of shareholders; (c) providing sub-accounting for Fund shares held of record by the Shareholder Servicing Agent that are beneficially owned by shareholders or the information necessary for such sub-accounting; (d) transmitting, on behalf of the Fund, proxy statements, shareholder reports, prospectuses, dividend and tax notices and other communications from the Fund to the beneficial owners of Fund shares (other than marketing materials pursuant to a Rule 12b-1 plan); (e) receiving, tabulating and transmitting to the Fund or the Fund’s designated proxy agent proxies executed by shareholders with respect to shareholder meetings; (f) providing periodic statements showing account balances and, to the extent practicable, integrating such information with other transactions otherwise effected by the Shareholder Servicing Agent; (g) furnishing (either separately or on an integrated basis with other reports sent to an account by a Shareholder Servicing Agent) monthly and annual statements and confirmations of all purchases and redemptions of Fund shares; (h) providing such other similar services as the Trust or the Adviser may request; and (i) providing necessary personnel and facilities to conduct the processing services described above.

As compensation for shareholder servicing and processing services, each Fund pays the Adviser a fee of up to a maximum of 0.25% of the average daily net assets of any Class of any Fund’s shares.

The amounts each Fund paid to the Adviser under the Plan during the fiscal years indicated are shown below:

	Shareholder aid to the Adviser During Fiscal Years Ended June 30,
Fund Name	2011	2012	2013
Quaker Akros Absolute Return Fund	$ 7,532	$ 7,519	$ 6,591
Quaker Event Arbitrage Fund	$15,586	$ 41,347	$57,189
Quaker Global Tactical Allocation Fund	$13,610	$ 10,320	$4,935
Quaker Mid-Cap Value Fund	$ 5,401	$ 5,107	$ 5,647
Quaker Small-Cap Growth Tactical Allocation Fund	$22,316	$ 9,385	$ 5,391
Quaker Small-Cap Value Fund	$33,749	$ 15,127	$ 6,220
Quaker Strategic Growth Fund	$259,281	$194,761	$211,727

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CUSTODIAN

Pursuant to a custody agreement between the Funds and U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of the Funds’ assets, holds the Funds’ portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses. The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Funds may invest.

TRANSFER AGENT AND ADMINISTRATOR

U.S. Bancorp Fund Services, LLC (“USBFS”), located at 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202-5207, serves as the Fund’s transfer, dividend paying, and shareholder servicing agent.

USBFS, subject to the supervision of the Board of Trustees, provides certain services pursuant to an agreement with the Trust (“Transfer Agent Servicing Agreement”). USBFS maintains the records of each shareholder’s account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

Effective February 1, 2013, USBFS also serves as administrator to the Trust pursuant to a written agreement with the Trust. USBFS supervises all aspects of the operations of the Fund except those performed by the Fund’s Adviser under the Fund’s investment advisory agreements. USBFS is responsible for:

(a) calculating the Fund’s net asset value;

(b) preparing and maintaining the books and accounts specified in Rules 31a-1and 31a-2 of the 1940 Act;

(c) preparing financial statements contained in reports to stockholders of the Fund;

(d) preparing the Fund’s federal and state tax returns;

(e) preparing certain reports and filings with the SEC; and

(f) maintaining the Fund’s financial accounts and records.

For its services to the Trust, the Trust pays USBFS an annual fee, paid monthly, based on the aggregate average net assets of the Funds, as determined by valuations made as of the close of business at the end of the month. Each Fund is charged its pro rata share of such expenses.

Prior to February 1, 2013, Brown Brothers Harriman & Co. (“BBH”) served as administrator to the Trust.

For the fiscal period from February 1, 2013, through June 30, 2013, the Funds paid the following amounts to USBFS for its fund administration services:

Fund Name	Fiscal Period from February 1, 2013 – June 30, 2013
Quaker Akros Absolute Return Fund	$13,754
Quaker Event Arbitrage Fund	$23,826
Quaker Global Tactical Allocation Fund	$2,638
Quaker Mid-Cap Value Fund	$3,230
Quaker Small-Cap Growth Tactical Allocation Fund	$1,077
Quaker Small-Cap Value Fund	$12,556
Quaker Strategic Growth Fund	$58,891

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The Funds paid the following amounts to BBH for its fund administration services for the fiscal years ended June 30, 2011 and 2012, and for the fiscal period from July 1, 2012 through January 31, 2013:

	Fiscal Period from July 1, 2012 – January 31,	Fiscal Year ended June 30,
Fund Name	2013	2012	2011
Quaker Akros Absolute Return Fund	$18,555	$4,194	$6,980
Quaker Event Arbitrage Fund	$24,536	$37,333	$14,459
Quaker Global Tactical Allocation Fund	$4,252	$10,377	$12,808
Quaker Mid-Cap Value Fund	$3,706	$6,524	$5,902
Quaker Small-Cap Growth Tactical Allocation Fund	$2,631	$8,803	$15,713
Quaker Small-Cap Value Fund	$13,195	$28,529	$31,389
Quaker Strategic Growth Fund	$77,241	$146,686	$190,772

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP, located at One Commerce Square, Suite 2600, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust and to the Independent Trustees of the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, located at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the Independent Registered Public Accounting Firm for the Trust.

CODES OF ETHICS

Pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Advisers Act, each Adviser/Sub-adviser has adopted a Code of Ethics that applies to the personal trading activities of their employees. The Code of Ethics for each Adviser/Sub-adviser establishes standards for personal securities transactions by employees covered under the Codes of Ethics. Under the Codes of Ethics, employees have a duty at all times to place the interests of shareholders above their own, and never to take inappropriate advantage of their position. As such, employees are prohibited from engaging in, or recommending, any securities transaction that involves any actual or potential conflict of interest, or any abuse of an employee’s position of trust and responsibility.

The Codes of Ethics adopted by each Adviser/Sub-adviser applies to it and its affiliates, and has been adopted by the Trust. All employees of Adviser/Sub-advisers are prohibited from recommending securities transactions by the advised Fund(s) without disclosing his or her interest, and are prohibited from disclosing current or anticipated portfolio transactions with respect to the advised Fund to anyone unless it is properly within his or her duties to do so. Employees who are also deemed investment personnel under each Code of Ethics, defined as any person who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the respective Adviser/Sub-adviser, or whose functions relate to the making of any recommendations with respect to such purchases or sales, are required to pre-clear with their local compliance officer transactions involving initial public offerings or private placements which present conflicts of interest with the Funds.

The Codes of Ethics adopted by the Adviser/Sub-advisers are designed to ensure that access persons act in the interest of the Fund(s) for which they act as investment adviser with respect to any personal trading of securities. Under the Adviser’s/Sub-advisers’ Codes of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. Government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by the Fund(s) unless their proposed purchases are approved in advance.

The Adviser/Sub-advisers have established under the Code of Ethics compliance procedures to review the personal securities transactions of their associated persons in an effort to ensure compliance with the Code of Ethics in accord with Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Advisers Act.

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The Trust’s principal underwriter also has adopted its own Code of Ethics pursuant to Rule 17j-1 of the 1940 Act.

Copies of the Codes of Ethics are on file with and publicly available from the SEC.

PROXY VOTING POLICIES

The Board of Trustees of the Trust have delegated the authority to vote proxies for the portfolio securities held by the Funds to each Fund’s respective Adviser/Sub-adviser in accordance with the proxy voting policies adopted by the Adviser/Sub-advisers. The proxy voting policies of each Adviser/Sub-adviser are attached as exhibits to this Statement of Additional Information. Shareholders may obtain information about how each Fund voted proxies related to portfolio securities for the most recent twelve (12) month period ended June 30, without charge, upon request, by calling 800-220-8888 or by accessing the SEC’s website at www.sec.gov.

REPORTS TO SHAREHOLDERS

The fiscal year of the Trust ends on June 30. Shareholders of each Fund will be provided at least semi- annually with reports showing the portfolio of the Fund and other information, including an annual report with financial statements audited by the independent registered accountants. In addition, the Trust will send to each shareholder having an account directly with the Trust a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding any Fund may be directed in writing to US Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201 or by calling 800-220-8888.

BROKERAGE ALLOCATION

The advisory/subadvisory agreements provide that the Adviser/Sub-advisers shall be responsible for the selection of brokers and dealers for the execution of the portfolio transactions of the respective Fund that they advise/sub-advise and, when applicable, the negotiation of commissions in connection therewith. The Trust has no obligations to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities.

Purchase and sale orders will usually be placed with brokers who are selected based on their ability to achieve “best execution” of such orders. “Best execution” means prompt and reliable execution at the most favorable security price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are weighed by the Adviser/Sub-advisers in determining the overall reasonableness of brokerage commissions.

The Adviser and each Sub-adviser is authorized to allocate brokerage and principal business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the 1934 Act, for the Trust and/or other accounts for which the Adviser/Sub-adviser exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions for which fixed minimum commission rates are not applicable, to cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Adviser/Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Adviser’s/Sub-adviser’s overall responsibilities with respect to the Fund. In reaching such determination, the Adviser/Sub-adviser will not be required to place or to attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. Research services provided by brokers to the Adviser/Sub-adviser includes that which brokerage houses customarily provide to institutional investors and statistical and economic data and research reports on particular companies and industries.

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The Adviser/Sub-adviser may purchase or sell portfolio securities on behalf of a Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the aggregate price paid for the security will usually include an undisclosed “mark-up” or selling concession. The Adviser/Sub-adviser normally purchases fixed- income securities on a net basis from primary market makers acting as principals for the securities. The Adviser/ Sub-adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Certain Sub-advisers generally purchase and sell over-the-counter securities directly with principal market makers who retain the difference between their cost for the security and its selling price, although in some instances, such Sub-advisers may determine that better prices are available from non-principal market makers who are paid commissions directly. Kennedy, Sub-adviser to Quaker Mid-Cap Value Fund, generally trades over-the-counter securities with non-principal market makers.

The Adviser and one or more of the Sub-advisers may aggregate sale and purchase orders for the Funds with similar orders made simultaneously for other clients of the Sub-adviser. The Adviser/Sub-adviser will do so when, in its judgment, such aggregation will result in overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission, and other expenses.

If an aggregate order is executed in parts at different prices, or two or more separate orders for two or more of a Sub-adviser’s clients are entered at approximately the same time on any day and are executed at different prices, the Sub-adviser has discretion, subject to its fiduciary duty to all its clients, to use an average price at which such securities were purchased or sold for the Fund and each of the clients for whom such orders were executed.

The amount of brokerage commissions paid by each Fund during the three fiscal years ended June 30, 2013, 2012 and 2011 are set forth below:

Name of Fund	Total Amount of Brokerage Commissions Paid
	2013	2012	2011

Quaker Akros Absolute Return Fund(1)	$39,262	$37,177	$32,220
Quaker Event Arbitrage Fund(2)	$463,539	$316,266	$141,043
Quaker Global Tactical Allocation Fund(3)	$49,864	$246,412	$169,995
Quaker Small-Cap Growth Tactical Allocation Fund(4)	$5,711	$12,094	$10,722
Quaker Strategic Growth Fund	$486,117	$550,915	$628,811
Quaker Mid-Cap Value Fund	$12,277	$13,350	$7,638
Quaker Small-Cap Value Fund(6)	$45,322	$64,491	$131,994

(1)        Prior to October 4, 2010 the Akros Fund was a series of the Trust for Professional Managers. On October 4, 2010, the Akros Fund was reorganized into the Quaker Akros Absolute Return Fund.
(2)        Quaker Event Arbitrage Fund paid increasing commissions over the past three fiscal years due to the increasing size of its portfolio.
(3)        Quaker Global Tactical Allocation Fund assets overall fell by about 50% over the period, but turnover increased so the fall in commissions didn’t quite match the fall in assets. Fewer options have been used which have high commission costs.
(4)        Quaker Small-Cap Growth Fund had lower portfolio turnover in 2013 than 2012 and 2011, resulting in fewer transactions on which commission were paid
(5)        Quaker Small-Cap Value Fund has had decreasing portfolio turnover which has resulted in fewer commissions paid in each of the last three fiscal years.

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During the fiscal year ended June 30, 2013, the Funds directed brokerage transactions to brokers who have provided brokerage and research services . The amount of such transactions and related commissions were as follows:

Name of Fund	Amount of Research Commissions Transactions	Amount of Research Commission
Quaker Akros Absolute Return Fund	$12,535,863	$23,546
Quaker Event Arbitrage Fund	$100,149,798	$86,361
Quaker Global Tactical Allocation Fund	$54,513,677	$13,924
Quaker Small-Cap Growth Tactical Allocation Fund	$0	$0
Quaker Strategic Growth Fund	$380,739,777	$89,329
Quaker Mid-Cap Value Fund	$0	$0
Quaker Small-Cap Value Fund	$0	$0

AFFILIATED TRANSACTIONS

When buying or selling securities, the Sub-advisers may execute trades for a Fund with broker-dealers that are affiliated with the Trust, the Adviser, the Sub-advisers or their affiliates, and the Fund may pay commissions to such broker-dealers in accordance with procedures adopted by the Board of Trustees. The Trust has adopted procedures to monitor and control such affiliated brokerage transactions, which are reported to and reviewed by the Board of Trustees at least quarterly.

Mr. King, the Chief Executive Officer and Chairman of the Trust, as a former registered representative for Radnor Research and Trading (“Radnor”), received a portion of the brokerage commissions paid to affiliated brokers for portfolio brokerage commissions executed on behalf of the Funds.

SHAREHOLDER INFORMATION

The Trust offers Class A, C and Institutional Class Shares. Each class involves different sales charges, features and expenses as described more fully in the Prospectus.

PURCHASES AND SALES THROUGH BROKERS

The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate intermediaries to receive orders on the Funds’ behalf. A Fund will be deemed to have received an order when an authorized broker or broker-authorized designee receives the order. Customer orders, in such cases, will be priced at the Fund’s net asset value per share, plus any applicable sales charge, next computed after they are received by an authorized broker or the broker-authorized designee. Investors who purchase shares on a load waived basis may be charged a fee by their broker or agent if they effect transactions in Fund shares through a broker or agent that waives the front end load.

SALES CHARGE REDUCTIONS AND WAIVERS

Prior to June 23, 2000, the only class of shares offered by the Funds was No-Load class shares. Following shareholder approval on June 23, 2000, all No-Load class shares were converted to Class A Shares on the condition that any shareholder that held such No-Load class shares of Funds in their accounts prior to June 23, 2000, were exempt from sales charges on all future purchases of Class A Shares of those Funds in their account. However, this permanent exemption does not apply to new accounts opened after June 23, 2000 and to accounts of an otherwise exempt shareholder opened in another name. An initial sales charge is not imposed on Class C and Institutional Class Shares.

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On June 7, 2010, the Event-Driven Fund was reorganized into the Quaker Event Arbitrage Fund (the “Reorganization”). Prior to June 7, 2010 shareholders of the Event-Driven Fund paid no sales charge on shares purchased or reinvested. The front-end sales charge was waived for all Event-Driven Fund shareholders receiving Quaker Event Arbitrage Fund shares in connection with the Reorganization and will be waived on any future purchases of Class A Shares of the Quaker Event Arbitrage Fund made by shareholders of the Event-Driven Fund, including reinvested dividends.

On October 4, 2010, the Akros Fund was reorganized into the Quaker Akros Absolute Return Fund (the “Akros Reorganization”). Prior to October 4, 2010, shareholders of the Akros Fund paid no sales charge onshares purchased or reinvested. The front-end sales charge was waived for all Akros Fund shareholders receiving Quaker Akros Absolute Return Fund shares in connection with the Akros Reorganization and will be waived on any future purchases of Class A Shares of the Quaker Akros Absolute Return Fund made by shareholders of the Akros Fund, including reinvested dividends.

If you believe you are eligible for a reduction or waiver of a Fund’s front-end sales charge, you must notify your financial services firm or the Fund’s transfer agent at the time of all purchases (other subsequent purchases made pursuant to an automatic investment plan) of such eligibility. If you do not notify your financial services firm or USBFS of your eligibility for the waiver, you will not receive the waiver or reduction of the front-end sales charge for which you would otherwise be eligible. In order to determine your eligibility for a waiver or reduction of a sales charge, you may need to provide your financial services firm or USBFS with information and records, including account statements, of all relevant accounts invested in the Funds.

Class A Shares of all Funds are offered subject to the following sales charge schedule:

Purchase Amount	Sales Load (as % of Offering Price)	Sales Load (as % of Net Amount Invested)	Amount Reallowed to Dealers (as % of Offering Price)

up to $49,999	5.50%	5.82%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.25%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.75%	2.83%	2.50%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 and over	0.00%	0.00%	0.00%

Waivers of Front-End Sales Charges.  Front-end sales charges will not apply to purchases of Class A Shares by or through:

(1)       Employees and employee related accounts of the Adviser and Sub-advisers, Trustees and affiliated persons of the Trust.

(2)       Fee-based registered investment advisers for their clients, broker-dealers with wrap fee accounts, and registered investment advisers or brokers for their own accounts.

(3)       Fee-based trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

(4)       Broker-dealers and other financial institutions (including registered representatives, registered investment advisers and financial planners) that have entered into a selling agreement with Foreside (or  otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

(5)       Financial intermediaries who have entered into an agreement with Foreside (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), to  offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

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(6)       Employees of broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with Foreside (or otherwise   having an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

(7)       Insurance company separate accounts.

(8)       Reinvestment of capital gains distributions and dividends.

(9)       College savings plans qualified under Section 529 of the Code whose sponsors or administrators have entered into an agreement with Foreside or any of its affiliates to perform advisory or     administrative services.

(10)     Companies exchanging shares with or selling assets to a Fund pursuant to a merger, acquisition or exchange offer.

(11)     Certain tax qualified plans of administrators who have entered into a service agreement with Foreside or the Fund.

(12)     Other categories of investors, at the discretion of the Board, as disclosed in the then current Prospectus of the Funds.

REDEEMING SHARES

Redemptions of each Fund’s shares will be made at net asset value (“NAV”). Each Fund’s NAV is determined on days on which the NYSE Arca is open for trading, as discussed further below.

Redemptions In-Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in-kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund has committed itself to pay redemptions in cash, rather than in-kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of: (a) $250,000; or (b) one percent (1%) of the Fund’s NAV at the beginning of such period.

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NET ASSET VALUE, DIVIDENDS AND TAXES

NET ASSET VALUE

Each Fund determines its NAV each day NYSE Arca is open for trading. The NYSE Arca is closed to observe the following holidays, in addition to Saturdays and Sundays: New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio securities, including ADRs and options, which are traded on stock exchanges, will be valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the counter market and listed on the NASDAQ Stock Market (“NASDAQ”) are normally valued at the NASDAQ Official Closing Price. Other over-the-counter market securities will be valued at the last available bid price in the over-the-counter market prior to the time of valuation. Money market securities will be valued at market value, except that instruments maturing within sixty (60) days of the valuation are valued at amortized cost which approximates market value. The other securities and assets of each Fund for which market quotations may not be readily available (including restricted securities which are subject to limitations as to their sale) will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Securities quoted in foreign currencies will be converted to U.S. dollar equivalents using prevailing market exchange rates.

Suspension of the Determination of Net Asset Value. The Board of Trustees may suspend the determination of net asset value and, accordingly, redemptions for a Fund for the whole or any part of any period during which: (i) NYSE Arca is closed (other than for customary weekend and holiday closings); (ii) trading on NYSE Arca is restricted; (iii) an emergency exists as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iv) the SEC may by order permit for the protection of the holders of the Fund’s shares.

DIVIDENDS AND TAXES

The following is a summary of certain additional tax considerations generally affecting a Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Dividends and Taxes” section is based on the Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Funds. Each Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Code. If a Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

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In order to qualify for treatment as a regulated investment company, each Fund must satisfy the following requirements:

•
Distribution Requirement—a Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•
Income Requirement—a Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

•
Asset Diversification Test—a Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect a Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, a Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Each Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that a Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on a Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

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Portfolio Turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See “Taxation of Fund Distributions—Distributions of Capital Gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by a Fund may cause such investors to be subject to increased U.S. withholding taxes. See “Non-U.S. Investors—Capital Gain Dividends and Short-Term Capital Gain Dividends” below.

Capital Loss Carryovers. The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010, rules similar to those that apply to capital loss carryovers of individuals are made applicable to RICs. Thus, if a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 , the excess (if any) of the Fund’s net short-term capital losses over its net long- term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of a Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning on or before December 22, 2010. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of a Fund beginning on or before December 22, 2010, to expire unutilized), thereby reducing a Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. The Funds undertake no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund’s control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change. Additionally, if a Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral or Late Year Losses. A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions—Distributions of capital gains” below). A “qualified late year loss” includes:

(i)	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

(ii)
the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

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The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.

Undistributed Capital Gains. A Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Funds currently intend to distribute net capital gains. If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal Excise Tax. To avoid a 4% non-deductible excise tax, a Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. A Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, a Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in a Fund having to pay an excise tax.

Foreign Income Tax. Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known. Under certain circumstances, a Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Taxation of Fund Distributions. Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by a Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Each Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income. Each Fund receives ordinary income generally in the form of dividends and/or interest on its investments. A Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of a Fund, constitutes a Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of a Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “—Qualified Dividend Income for Individuals” and “—Dividends-Received Deduction for Corporations.”

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Distributions of Capital Gains. Each Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see “Tax Treatment of Portfolio Transactions—Investments in U.S. REITs” below).

Qualified Dividend Income for Individuals. Ordinary income dividends reported by a Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-Received Deduction for Corporations . For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by a Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

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Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. A Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-Through of Foreign Tax Credits. If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. Each Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See “Tax Treatment of Portfolio Transactions—Securities Lending” below.

U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Declared in December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare Tax. The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

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Sales, Exchanges and Redemptions of Fund Shares. Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax Basis Information. A Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Funds (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in a Fund through a tax- advantaged retirement account, such as a 401(k) plan or an individual retirement account, or shareholders investing in a money market fund that maintains a stable net asset value.

When required to report cost basis, the Funds will calculate it using the Funds’ default method of average cost, unless you instruct a Fund in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Funds do not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify a Fund in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Funds’ default method of average cost, other cost basis methods offered by the Trust, which you may elect to apply to covered shares, include:

•
Single Account Average Cost—the total cost basis of both covered shares and “noncovered shares” (as defined below) in an account are averaged to determine the basis of shares. By electing the single account average cost method, your noncovered shares will be redesignated as covered shares.

•	First-In, First-Out—shares acquired first in the account are the first shares depleted.

•	Last-In, First-Out—shares acquired last in the account are the first shares depleted.

•	Highest In, First Out (High Cost)—shares acquired with the highest cost per share are the first shares depleted.

•	Lowest In, First Out (Low Cost)—shares acquired with the lowest cost per share are the first shares depleted.

•	Loss/Gain Utilization—shares with loses are depleted prior to shares with gains; short-term shares are depleted prior to long-term shares.

•
Specific Lot Identification—shareholder selects which lots to deplete at the time of each disposition. Transaction amount must be in shares. If you identify an insufficient number of shares or do not make a timely identification, the transaction will default to the first-in, first-out method, unless you elect a secondary method. The secondary method options include first-in, first-out; last-in, first-out; low cost; high cost; and loss/gain utilization.

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You may elect any of the available methods detailed above for your covered shares. If you do not notify a Fund in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any “noncovered shares” (as defined below) you may own, unless you elect single account average cost. You may change from average cost to another cost basis method for covered shares at any time if you notify a Fund in writing, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

A Fund may also provide Fund shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Fund (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares. With the exception of the specific lot identification method, the Trust first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first. Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election for noncovered shares cannot be made by notifying a Fund.

A Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and, in the case of covered shares, to the IRS. However a Fund is not required to, and in many cases a Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by a Fund, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by a Fund as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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Tax Treatment of Portfolio Transactions.   Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Strategies, Restrictions, and Risks” for a detailed description of the various types of securities and investment techniques that apply to a Fund.

In General. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short- term, and also the timing of the realization and/or character, of certain gains or losses.

Certain Fixed-Income Investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

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            The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC Investments. A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

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Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions—Investment in Taxable Mortgage Pools (Excess Inclusion Income)” and “Non-U.S. Investors—Investment in U.S. Real Property” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in Non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund—Foreign Income Tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders: (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

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These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S.-REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Funds.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities Lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

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Investments in Securities of Uncertain Tax Character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding. By law, a Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•	provide your correct social security or taxpayer identification number,

•	certify that this number is correct,

•	certify that you are not subject to backup withholding, and

•	certify that you are a U.S. person (including a U.S. resident alien).

            A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In General. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund. Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by a Fund from its net long-term capital gains and, with respect to taxable years of a Fund beginning before January 1, 2014 (unless such provision is extended or made permanent), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital Gain Dividends and Short-Term Capital Gain Dividends. In general, (i) a capital gain dividend reported by a Fund to shareholders as paid from its net long-term capital gains, or (ii) with respect to taxable years of a Fund beginning before January 1, 2014 (unless such provision is extended or made permanent), a short-term capital gain dividend reported by a Fund to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. After such sunset date, short-term capital gains are taxable to non-U.S. investors as ordinary dividends subject to U.S. withholding tax at a 30% or lower treaty rate.

Interest-Related Dividends. With respect to taxable years of a Fund beginning before January 1, 2014 (unless such provision is extended or made permanent), dividends reported by a Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which a Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is reported by a Fund to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting is based on an estimate of a Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, a Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

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Further Limitations on Tax Reporting for Interest-Related Dividends and Short-Term Capital Gain Dividends for Non-U.S. Investors. It may not be practical in every case for a Fund to report, and the Funds reserve the right in these cases to not report, small amounts of interest-related or short-term capital gain dividends. Additionally, a Fund’s reporting of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in: (i) the stock of domestic and foreign corporations; and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income Effectively Connected with a U.S. Trade or Business. If the income from a Fund is effectively connected with a U.S. trade or business, carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. Real Property. A Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S.-REITs. The sale of a U.S. real property interest (“USRPI”) by a Fund or by a U.S.- REIT or U.S. real property holding corporation in which a Fund invests may trigger special tax consequences to a Fund’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC, received from a U.S.-REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) as follows:

•
The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution attributable directly or indirectly to a sale or exchange of a USRPI if, in general, 50% or more of the RIC’s assets consist of interests in U.S.-REITs and U.S. real property holding corporations, and

•	You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

•
If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35% unless reduced by future regulations, and requiring that you file a nonresident U.S. income tax return.

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•
In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

            These rules apply to dividends paid by a Fund before January 1, 2014 (unless such provision is extended, or made permanent). After such sunset date, Fund distributions from a U.S.- REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly in U.S. real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. Estate Tax. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, a Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. Tax Certification Rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”) that are shareholders in a Fund may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds of a sale of Fund shares paid after December 31, 2016. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders provided that such entity and meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

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An NFFE that is the beneficial owner of a payment from a Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in a Fund. The requirements imposed by FATCA are different from and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

PERFORMANCE INFORMATION

To obtain the Funds’ most current performance information, please visit www.quakerfunds.com.

Performance quotations represent the Funds’ past performance and should not be considered as representative of future results. The Funds will calculate their performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable U.S. securities law, as they may be revised from time to time by the SEC.

DESCRIPTION OF SHARES

The Trust is an unincorporated business trust that was organized under the Commonwealth of Massachusetts on October 24, 1990, and operates as an open-end investment management company. The Trust’s Declaration of Trust authorizes the Board of Trustees to divide Trust shares into various series, each of which relates to a separate portfolio of investments. The Trust presently has seven (7) series portfolios, each of which offers one or more classes of shares. Each of the Funds is diversified, within the meaning of the 1940 Act, except for the Quaker Akros Absolute Return Fund and the Quaker Event Arbitrage Fund, which are non-diversified. The Declaration of Trust currently provides for the issuance of an unlimited number of series and classes of shares.

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Each share outstanding is entitled to share equally in dividends and other distributions and in the net assets of the respective class of the respective series on liquidation. Shares are fully paid and non-assessable when issued, freely transferable, have no pre-emptive or subscription rights, and are redeemable and subject to redemption under certain conditions described above. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees. The Funds do not generally issue certificates for shares purchased.

Each share outstanding entitles the holder to one vote. If a Fund is separately affected by a matter requiring a vote, the shareholders of each such Fund shall vote separately. The Trust is not required to hold annual meetings of shareholders, although special meetings will be held for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory agreement. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Administrator or by votes cast in person or by proxy at a meeting called for that purpose. Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee as if Section 16(c) of the 1940 Act were applicable.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions, which are intended to mitigate such liability.

Other Expenses. Each Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Adviser, or expenses otherwise incurred in connection with the management of the investment of the Funds’ assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. Each Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner, as it deems fair and equitable.

FINANCIAL STATEMENTS

The audited financial statements of each Fund for the fiscal year ended June 30, 2013 and the reports of the Funds’ are included in the 2013 Annual Reports to Shareholders and are incorporated by reference in this Statement of Additional Information.

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EXHIBITS 2013 Annual Reports to Shareholders and are incorporated by reference in this Statement of Additional Information.

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EXHIBITS
TO
QUAKER INVESTMENT TRUST STATEMENT
OF ADDITIONAL INFORMATION

Adviser’s/Sub-advisers’ Proxy Voting Policies and Procedures.

Quaker Investment Trust

Proxy Voting Policy and Procedures

Board Approval	Yes.
Required:

Most Recent	September 6, 2012
Board Approval:

References:	Investment Company Act – Rule 30b1-4

GENERAL

The Board of Trustees (“Board”) of the Quaker Investment Trust (“QIT”) have adopted the following policies and procedures (the “Policies and Procedures”) in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the “Proxy Voting Rule”) with respect to voting proxies relating to portfolio securities held by QIT’s investment portfolios (“Funds”).

QIT recognizes that the right to vote proxies with respect to portfolio securities held by the Funds is an economic asset and has direct investment implications. Moreover, we believe that each Fund’s portfolio investment adviser is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security.

Consequently, it is the policy of QIT to delegate proxy voting responsibilities to Quaker Funds, Inc., (the “Adviser”) as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight. The Adviser may, but is not required to, further delegate proxy voting responsibilities to one or more of the sub-advisers retained to provide investment advisory services to such Fund, if any (each a “Sub-Adviser”), subject to the Board’s continuing oversight. The Adviser or Sub-Adviser, to which authority to vote on behalf of any Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

If the Adviser or Sub-Adviser to a Fund who invests in voting securities does not have a proxy policy which complies with the relevant portions of the Proxy Voting Rule and the proxy voting rule under the Investment Adviser’s Act of 19401, as amended, that adviser will be required to follow these Policies and Procedures.

GENERAL PROXY VOTING GUIDELINES

QIT will consider each corporate proxy statement on a case-by-case basis. There may also be occasions when QIT determines, that not voting such proxy may be more in the best interest of a Fund, such as (i) when the cost of voting such proxy exceeds the expected benefit to a Fund or (ii) if QIT is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as “blocking”.

1 Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940, as amended.

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In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent third party proxy voting services, and others. In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of the Funds’ assets.

QIT’s general guidelines as they relate to voting certain common proxy proposals are described below. As previously noted, the Adviser or Sub-Adviser to QIT will only be required to follow these general guidelines if they do not have a proxy voting policy which complies with applicable regulatory requirements.

Adoption of confidential voting	For
Adoption of Anti-greenmail charter of bylaw amendments	For
Amend bylaws or charters for housekeeping changes	For
Elect Directors annually	For
Fix the size of the Board	For
Give Board ability to amend bylaws in addition to Shareholders	For
Lower supermajority Shareholder vote requirements	For
Ratify Auditors	For
Require Majority of Independent Directors	For
Require Shareholder approval of Golden or Tin Parachutes	For
Restore or Provide Shareholders with rights of appraisal	For
Restore Shareholder ability to remove directors with our without cause	For
Seek reasonable Audit rotation	For
Shareholders’ Right to Act independently of management	For
Shareholders’ Right to Call Special Meeting	For
Shareholders’ Right to Act by Written Consent	For
Stock Repurchase Plans	For
Stock Splits	For
Submit Poison Pill for Shareholder ratification	For
Blank Check Preferred Stock	Against
Classified Boards	Against
Dual Classes of Stock	Against
Give Board exclusive authority to amend bylaws	Against
Limited Terms for Outside Directors	Against
Payment of Greenmail	Against
Provide Management with authority to adjourn an annual or special meeting	Against
Require Director Stock Ownership	Against
Restrict or Prohibit Shareholder ability to call special meetings	Against
Supermajority Vote Requirement	Against
Supermajority Provisions	Against
Adopt/Amend Stock Option Plan	Case-by-Case
Adopt/Amend Employee Stock Purchase Plan	Case-by-Case
Approve Merger/Acquisition	Case-by-Case
Authorize Issuance of Additional Common Stock	Case-by-Case
Consider Non-financial Effects of Merger	Case-by-Case
Director Indemnification	Case-by-Case
Election of Directors	Case-by-Case
Fair Price Requirements	Case-by-Case
Issuance of authorized Common Stock	Case by Case
Limitation of Executive/Director Compensation	Case-by-Case
Reincorporation	Case-by-Case
Require Shareholder Approval to Issue Preferred Stock	Case-by-Case
Spin-Offs	Case-by-Case
Shareholder proposal to redeem Poison Pill	Case-by-Case
Social and Environmental Issues	Case-by-Case

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The foregoing are only general guidelines and not rigid policy positions. No proxy voting guidelines can anticipate all potential voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the applicable Fund and its shareholders.

CONFLICTS OF INTEREST

QIT recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies. A “conflict of interest” shall be deemed to occur when QIT or an affiliated person of QIT has an interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise QIT’s independence of judgment and action in voting the proxy.

Since under normal circumstances the Adviser or Sub-Adviser will be responsible for voting proxies related to securities held in a Fund, QIT itself will not have a conflict of interest with Fund shareholders in the voting of proxies. QIT expects the Adviser and each Sub-Adviser responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective Fund and its shareholders and is not influenced by any conflicts of interest that the Adviser or Sub-Adviser may have.

RECEIPT OF PROXY VOTING PROCEDURES & PROXY VOTING RECORDS

•
At least annually, the Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall present to the Board its policies, procedures and other guidelines for voting proxies. In addition, the Adviser and each such Sub-Adviser shall notify the Board promptly of material changes to any of these documents.

•
At least quarterly, the Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall provide to QIT a record of each proxy voted with respect to portfolio securities of such Fund during the quarter (such record shall include the records described in Section 7 hereof). With respect to those proxies that the Adviser or a Sub-Adviser has identified as involving a material conflict of interest, the Adviser or Sub-Adviser shall submit a separate report to the Board, at its next regular meeting, indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a “conflict of interest” shall be deemed to occur when the Adviser or Sub-Adviser or an affiliated person of the Adviser or Sub-Adviser has an interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise the Adviser’s or Sub-Adviser’s independence of judgment and action in voting the proxy.

•
In the event the Adviser (if it has retained the authority to vote proxies on behalf of any fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund fails to provide QIT with a record of each proxy voted prior to the end of the following quarter, such failure will be addressed by the Board in a letter to the Adviser or Sub-Adviser formally requiring compliance. Further, the deficiency will be specifically noted at the Adviser or Sub-Adviser contract renewal and shall be a factor the QIT Board takes into consideration during the renewal process.

•	Each quarter, the Adviser will disclose to the Board on proxy votes cast in the prior period by the Funds.

REVOCATION OF AUTHORITY TO VOTE

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds may be revoked by the Board, in whole or in part, at any time.

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DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES, AND RECORD

QIT will fully comply with all applicable disclosure obligations under the Proxy Voting Rule. These include the following:

•
Disclosure in shareholder reports that a description of the Fund’s Proxy Voting Policy and Procedures is available upon request without charge and information about how it can be obtained (e.g. QIT’s website, SEC website, and toll free phone number).

•	Disclosure in the Fund’s Statement of Additional Information (“SAI”) the actual policies used to vote proxies.

•
Disclosure in shareholder reports and in the SAI that information regarding how a Fund’s proxies were voted during the most recent twelve month period ended June 30 is available without charge and how such information can be obtained.

QIT will file all required reports regarding the Fund’s actual proxy voting record on Form N-PX on an annual basis as required by the Proxy Voting Rule. This voting record will also be made available to shareholders.

QIT will respond to all requests for Proxy Voting Policies and Procedures or proxy records within three business days of such request.

MAINTENANCE OF PROXY VOTING RECORDS

QIT’s administrator, Adviser, and Sub-Advisers will be responsible for maintaining all appropriate records related to the voting of proxies held in a Fund as required by the Proxy Voting Rule. These records relating to the voting of proxies include: (i) the name of the issuer, (ii) the exchange ticker symbol of the portfolio security, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) number of shares voted, (vi) a brief description of the matter brought to vote; (vii) whether the proposal was submitted by management or a shareholder, (viii) whether the proxy was voted for or against management, (ix) whether the vote was cast for or against management and (x) other pertinent supporting documentation relating to a particular proxy. Applicable records shall be maintained for a period of six years, with records maintained for the first two years on site.

REVIEW OF PROXY VOTING POLICIES AND PROCEDURES

The Policies and Procedures as well as the proxy voting guidelines of the Advisers and Sub-Advisers will be reviewed at least annually. This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.

SECURITIES LENDING PROGRAM

When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where QFI or the applicable Fund’s sub-adviser determines that a proxy vote (or shareholder action) is materially important to the applicable Fund, QFI or the sub-adviser may recall the security.

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Akros Capital, LLC

Proxy Voting Policies

33.1 Overview

This proxy voting policy is designed to provide reasonable assurance that proxies are voted in the clients’ best economic interest, when the responsibility for voting client proxies rests with Akros. Akros shall vote proxies for clients pursuant to the authority granted in the investment management agreement between Akros and its client, or as granted by written direction from each client. The CCO is responsible for voting client proxies under the direction of the Managing Principal. Questions regarding this policy should be directed to Compliance.

33.2 Record Retention Requirements

Akros shall keep the following proxy voting records:

A. These proxy voting policies and procedures;

B. Proxy statements received regarding client securities. Electronic statements, such as those maintained on EDGAR or by a proxy voting service, are acceptable;

C. Records of proxy votes cast on behalf of each client;

D. Records of client requests (written or oral) for proxy voting information, including a record of the information provided by Akros; and

E. Documents prepared by Akros that were material to making the decision of how to vote. Akros will keep records in accordance with its  Record  Retention Policy.

33.3 Conflicts of Interest

Overview

Akros may encounter a material conflict in voting client proxies. Akros has a duty to recognize a material conflict and to resolve the conflict before voting the proxy. For purposes of this policy, material conflicts of interest are defined as those conflicts that, in the opinion of the Managing Principal, a reasonable investor would view as important in making a decision regarding how to vote a proxy.

Examples of material conflicts include (but are not limited to):

1. Akros provides investment management services to a company whose management is soliciting proxies; and

2. An Akros employee has a business or personal relationship (such as a close friend or spouse) with a member of executive management, a participant in the proxy contest or a corporate director of the company.

Identifying Conflicts of Interest

1. Compliance maintains a listing of all material business conflicts of interests –those business relationships between the firm and other parties that are deemed to be material and may result in a conflict with respect to a future proxy contest.

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2. All employees are required to disclose all personal and familial relationships that may present a material conflict of interest with respect to a future proxy contest. Employees who are unsure whether a relationship should be disclosed as a material conflict should consult Compliance for guidance.

Resolving Material Conflicts of Interest

Unless a client requests otherwise, Akros shall follow one of the following actions to ensure the proxy voting decision is based on the client’s best interests and is not a result of the conflict.

1. Engage an independent party to determine how to vote the proxy;

2. Refer the proxy to a client or to a representative of the client for voting purposes;

3. Disclose the conflict to the affected clients and seek their consent to vote the proxy prior to casting the vote; or

4. Prepare a written summary report that (i) describes the conflict and procedures used by Akros to address the conflict; (ii) discloses any contacts from outside parties (other than routine communications from proxy solicitors) regarding the proposal; and (iii) confirms that the recommendation was made solely on the investment merits of the proxy proposal. The completed report will be maintained by Compliance who shall confirm the proxy is voted in accordance with the written summary report.

33.4 Disclosures to Clients

A client may request Akros to deliver this Proxy Voting Policy as well as a record of how Akros has voted that client’s proxies. Akros will use the firm’s Part II of Form ADV disclosure to:

A. Notify clients as to how they may obtain a copy of this policy;

B. Notify clients as to how they may obtain a record of how their securities were voted; and

C. Summarize the firm’s proxy voting policies.

33.5 Voting Guidelines—General

Akros strives to vote all proxies in the best economic interests of its clients. The decision of how to vote follows the same criteria Akros uses in managing client accounts – to vote for proposals in such a manner that, in Akros’ opinion, will increase shareholder value.

General Overview

In evaluating a particular proxy proposal, Akros takes into consideration, among other items:
1. Akros’ determination of whether the proxy proposal will create dilution for shareholders;

2. Akros’ determination of how the proxy proposal will impact its clients, including but not limited to, control matters (e.g., mergers and anti-takeover tactics);

3. The period of time over which shares of the company are expected to be held in the client’s portfolio;

4. The size of the position;

5. The costs involved in the proxy proposal; and

6. Management’s assertions regarding the proxy proposal.

33.6 Voting Guidelines—Quantitatively Managed Accounts

With respect to its quantitatively managed accounts, Akros shall generally support management’s recommendations on proxy issues related to business operations matters, as the selection of such securities is largely determined by a quantitative process and not by Akros’ fundamental research.

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33.7 Voting Guidelines – Actively Managed Accounts

Proxy Proposals Regarding Business Operations Matters

Unless otherwise noted within this policy, Akros shall, with respect to its actively managed accounts, generally support management’s recommendations on proxy issues related to business operations matters (i.e., not related to control matters), since management’s ability is a key factor Akros considers in selecting equity securities for client portfolios. Akros believes a company’s management should generally have the latitude to make decisions related to the company’s business operations. However, when Akros believes the company’s management is acting in a manner inconsistent with its clients’ best interests Akros shall vote against management’s recommendations.

Proxy Proposals Creating Shareholder Dilution

Akros will generally vote against recommendations it determines will create dilution for shareholders.

Proxy Proposals Regarding Control Matters

1. Akros will review proxy proposals regarding control matters (e.g., mergers and anti-takeover tactics) related to a company on a case-by-case basis; and

2. Akros generally opposes measures preventing shareholders from accepting an offer of a sale of a company.

Proxy Proposals Regarding Executive Compensation

Akros will generally vote for proposals related to executive compensation plans unless Akros determines the plan to be excessive in nature or will create excessive dilution for shareholders.

Approved: August 16, 2005
Updated: June 24, 2007

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Aronson Johnson Ortiz,LP Proxy voting policy

Overview

Aronson Johnson Ortiz (AJO) exercises proxy voting responsibilities on behalf of many of its clients pursuant to express or implied authorization in the client’s investment management agreement; other clients retain this authority. In the case of ERISA accounts, AJO, as adviser to the plan, must vote all proxies for the securities managed by AJO, unless the authority to vote proxies is retained by another plan fiduciary.

Each client account is voted by the firm’s Proxy Manager, and AJO’s proxy voting is overseen by the firm’s Proxy Oversight Committee. AJO has adopted and implemented policies and procedures reasonably designed to ensure proxies are voted in the best interests of clients, in accordance with AJO’s fiduciary duties and the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.

AJO uses a quantitative approach to investment management, using publicly available data and a proprietary investment model. AJO’s quantitative model does not include subjective analysis of companies and their officers and directors. Therefore, for detailed analyses of proxy issues, AJO will rely primarily on one or more independent third-party proxy voting services, and we will generally vote proxies in accordance with the recommendations we receive from these services. AJO has procedures in place to ensure the advice we receive is impartial and in the best interests of our clients. AJO votes each proxy individually and on rare occasions we will not follow the third-party recommendation. AJO will only vote against the recommendation where it is in the portfolio’s best interests to do so and where AJO has no material conflict of interest (see “Conflicts of Interest,” below).

In some instances AJO may abstain from voting a client proxy, particularly when the effect on the client’s economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.

Conflicts Of Interest

Actual and potential conflicts of interest, including conflicts of interest of our third- party proxy service, are monitored by AJO’s Proxy Oversight Committee. When a conflict is identified, the Committee first makes a determination as to whether the conflict is material. The Committee defines a material conflict as one reasonably likely to be viewed as important by the average shareholder. In the case of a material AJO conflict, we will vote the proxy in accordance with the recommendation of our proxy voting service, unless the client directs us otherwise or, in the case of an ERISA client, revokes our proxy voting authority in writing. If our primary proxy voting service has a conflict of interest that causes it to abstain from making a recommendation on the proxy, the Committee will determine how to vote the proxy. In making this determination the Committee may use the guidelines issued by our proxy voting service for similar proxy issues or may seek the recommendation of a secondary proxy voting service.

Record-Keeping

AJO will maintain all required proxy voting records for five years or for such longer time as applicable law or client guidelines require. AJO may satisfy some of its record-keeping obligations by utilizing third-party service providers or by relying on records available on EDGAR, the SEC’s online document filing and retention system.

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Vote Disclosure

Each proxy voted by AJO for a client account is disclosed to the client quarterly. Clients may receive additional reports of proxies voted on their behalf by AJO by calling us collect at 215.546.7500.

AJO treats proxy votes as the property of the client and will generally not disclose proxy votes to third parties. AJO may be required by law or regulation to report or disclose to the SEC or to other regulatory bodies how AJO votes on certain proxy issues. Such disclosure may become publicly available.

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CENTURY MANAGEMENT AND CM ADVISERS FUND

PROXY VOTING AND DISCLOSURE POLICY
(Amended February 28, 2006)

I.         Introduction

Effective March 10, 2003, the U.S. Securities and Exchange Commission (the “SEC”) adopted rule and form amendments under the Investment Advisers Act of 1940 (the “Advisers Act”) that address an investment adviser’s fiduciary obligation to its clients when the Advisor has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the “Advisers Act Amendments”).

The Advisers Act Amendments require that Century Management and the CM Advisers Fund (“Adviser”) adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Adviser has actually voted their proxies.

This Proxy Voting and Disclosure Policy (the “Policy”) is designed to ensure that Adviser complies with the requirements of the Advisers Act Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that proxy voting is managed in an effort to act in the best interests of clients or, with respect to the Fund, its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these policies and following the procedures recited herein.

II.        Specific Proxy Voting Policies and Procedures

Adviser believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Adviser is committed to voting corporate proxies in the manner that serves the best interests of their clients.

The following details Adviser’s philosophy and practice regarding the voting of proxies.

A.    General

Adviser believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients. As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

B.    Procedures

To implement Adviser’s proxy voting policies, Adviser has developed the following procedures for voting proxies.

1.
Upon receipt of a corporate proxy by Adviser, the special or annual report and the proxy are submitted to Adviser’s proxy voting manager (the “Proxy Manager”), currently James Brilliant. Jim Brilliant will deliver or have his secretary deliver the proxy material to the specific analyst following such company. It shall be the responsibility of the analyst assigned to follow such company to review each proxy proposal to determine how to vote each question in the best interest of Century Management’s clients. The Proxy Manager or someone under his supervision will then vote the proxy in accordance with this policy.

2.
Jim Brilliant or Aaron Buckholtz shall review the proxy material and the analyst’s rationale for voting the proxies. If in agreement and after a decision has been reached, a list of the proxy proposal questions and answers shall be delivered to Anette Brewster.

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3.
It shall be the responsibility of Anette Brewster cast proxy votes via ProxyEdge. Should Century Management receive proxy cards for accounts that have not been set up on ProxyEdge. These proxies are to be voted manually at proxyvote.com.

4.
The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below) or (for the Fund) under Rule 30b1-4 of the Investment Company Act. With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in Adviser’s files.

C.    Absence of Proxy Manager

In the event that the Proxy Manager is unavailable to vote a proxy, then Aaron Buckholtz shall perform the Proxy Manager’s duties with respect to such proxy in accordance with the policies and procedures detailed above.

III.      Voting Guidelines

While Adviser’s policy is to review each proxy proposal on its individual merits, Adviser has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies. These guidelines are set forth below:

A.    Corporate Governance

1.         Election of Directors and Similar Matters

In an uncontested election, Adviser will generally vote in favor of management’s proposed directors. In a contested election, Adviser will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company’s Board of Directors, Adviser will review any contested proposal on its merits.

Notwithstanding the foregoing, Adviser expects to support proposals that fairly align management, employees and the Board of Directors with those of shareholders:

•	Generally voting against cumulative voting as a result of a classified board structure prevents shareholders from electing a full slate of directors at annual meetings; and

•	Limit directors’ liability and broaden directors’ indemnification rights;

And expects to generally vote against proposals to:

•	Adopt the use of cumulative voting; and

•	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).

2.         Audit Committee Approvals

Adviser generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances. Adviser will generally vote to ratify management’s recommendation and selection of auditors.

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3.        Shareholder Rights

Adviser may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis. Notwithstanding the foregoing, Adviser expects to generally support proposals to:

•          Adopt confidential voting and independent tabulation of voting results; and

•          Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

•          Adopt super-majority voting requirements; and

•          Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

4.         Anti-Takeover Measures, Corporate Restructurings and Similar Matters

Adviser may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, Adviser expects to generally support proposals to:

•          Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);

•          Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and

•          Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

•          Adopt classified boards of directors;

•          Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and

•          Require a company to consider the non-financial effects of mergers or acquisitions.

5.         Capital Structure Proposals

Adviser will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.

Notwithstanding the foregoing, Adviser expects to generally support proposals to:

•          Eliminate preemptive rights.

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B.    Compensation

1.         General

Adviser generally supports proposals that encourage the disclosure of a company’s compensation policies. In addition, Adviser generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. Adviser may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, Adviser expects to generally support proposals to:

•	Require shareholders approval of golden parachutes; and

•	Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives.

And expects to generally vote against proposals to:

•	Adopt measures that appear to the Proxy Manager to arbitrarily limit executive or employee benefits.

2.         Stock Option Plans and Share Issuances

Adviser evaluates proposed stock option plans and share issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, Adviser may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, we generally will vote against stock option plans. However, we will review these proposals on a case-by-case basis to determine that shareholders interests are being represented. We certainly are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

Notwithstanding the foregoing, Adviser expects to generally vote against proposals to:

•	Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

C.    Corporate Responsibility and Social Issues

Adviser generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management. Accordingly, Adviser will generally abstain from voting on proposals involving corporate responsibility and social issues. Notwithstanding the foregoing, Adviser may vote against corporate responsibility and social issue proposals that Adviser believes will have substantial adverse economic or other effects on a company, and Adviser may vote for corporate responsibility and social issue proposals that Adviser believes will have substantial positive economic or other effects on a company.

III.   Conflicts

In cases where Adviser is aware of a conflict between the interests of a client(s) and the interests of Adviser or an affiliated person of Adviser (e.g., a portfolio holding is a client or an affiliate of a client of Adviser), the Adviser will ask an independent third party to review the issue and vote on what they believe to be in the best interest of the client(s).

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IV.   Adviser Disclosure of How to Obtain Voting Information

On or before August 6, 2003, Rule 206(4)-6 requires Adviser to disclose in response to any client request how the client can obtain information from Adviser on how its securities were voted. Adviser will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Adviser. Upon receiving a written request from a client, Adviser will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires Adviser to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Adviser will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Adviser will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

VI.   Recordkeeping

Adviser shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)        A copy of this Policy;

(ii)       Proxy Statements received regarding client securities;

(iii)      Records of votes cast on behalf of clients;

(iv)     Any documents prepared by Adviser that were material to making a decision how to vote, or that memorialized the basis for the decision;

(v)      Records of client requests for proxy voting information, and

(vi)     With respect to the Fund, a record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder,  and the date of the response.

The Fund shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by Adviser. These records may be kept as part of Adviser’s records.

Adviser may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Adviser that are maintained with a third party such as a proxy voting service, provided that Adviser has obtained an undertaking from the third party to provide a copy of the documents promptly upon request. Adviser reserves the right to modify and amend this policy without notice anytime.

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D.G. Capital Management, Inc.

Proxy Voting Policies and Procedures

I.         INTRODUCTION

Unless otherwise specifically directed by a client in writing, we are responsible for voting any proxies related to securities that we manage on behalf of our clients. Any directions from clients to the contrary must be provided in writing.

II.       STATEMENTS OF POLICIES AND PROCEDURES

A.
Policy Statement. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures which we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Accordingly, we generally vote proxies in accordance with management’s recommendations. This reflects a basic investment criteria that good management is shareholder focused. However, all proxy votes are ultimately cast on a case-by-case basis, taking onto account the foregoing principal and all other relevant facts and circumstances at the time of the vote. For this reason, consistent with our fiduciary duty to ensure that proxies are voted in the best interest of our clients, we may from time to time vote proxies against management’s recommendations, in accordance with the guidelines set forth in Part III of these Proxy Voting Policies and Procedures.

B.
Conflicts of Interest. We review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”). We perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If we determine that a potential conflict may exist, it shall promptly report the matter to Mr. Manu Daftary. Mr. Daftary shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, Mr. Daftary may resolve a potential conflict in any of the following manners:

1.
If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, we may vote the proxy in accordance with such pre-determined guidelines; provided that such pre-determined policy involves little discretion on our part;

2.	We may disclose the potential conflict to our clients and obtain the consent of a majority in interest of our clients before voting in the manner approved by a majority in interest of our clients;

3.	We may engage an independent third-party to determine how the proxy should be voted; or

4.
We may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

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C.	LIMITATIONS ON OUR RESPONSIBILITIES

1.	Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

2.
Unjustifiable Costs. We may abstain from voting a client proxy of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.

3.	Special Client Considerations.

4.	Mutual Funds. We vote proxies of our mutual fund clients subject to the funds’ applicable investment restrictions.

5.
ERISA Accounts. With respect our ERISA clients, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

6.
Client Direction. Unless otherwise directed by a client in writing, we are responsible for voting all proxies related to securities that we manage for clients. A client may from time to time direct us in writing to vote proxies in a manner that is different from the guidelines set forth in these Proxy Voting Policies and Procedures. We will follow such written direction for proxies received after our receipt of such written direction.

D.
Disclosure. A client for which we are responsible for voting proxies may obtain information from us regarding how we voted the client’s proxies. Clients should contact their account manager to make such a request.

E.
Review and Changes. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, these Proxy Voting Policies and Procedures may be changed by us from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

F.
Delegation. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.

G.
Maintenance of Records. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC’s EDGAR system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act.

III.      PROXY GUIDELINES

The following sets forth certain significant proxy voting proposals and our general guidelines for voting these proposals in a particular manner. As noted in Part II of these Proxy Voting Policies and Procedures, we generally vote proxies in a manner intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Accordingly, we generally vote proxies in accordance with management’s recommendations. Nevertheless, our actual voting decisions are made on a case-by-case basis depending on the particular facts and circumstances of each proxy vote and Mr. Daftary has final authority with regard to how a particular proxy is voted.

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A.      Annual Election of Directors

D.G. Capital generally favors the annual election of directors and is generally opposed to staggered election systems for the following reasons:

•	Election of directors based upon classes or staggered terms tends to entrench present management;

•	Staggered terms for directors tend to make the company and management less responsible to shareholder interest; and

•	Staggered terms might be deemed an anti-takeover measure and, therefore, they potentially may diminish the value of shareholder’s investment.

B.      Board of Directors

D.G. Capital favors independent directors and independent nominating, compensation, and audit committees for the following reasons:

•	Independence is necessary for the effective functioning of the board and its committees. D.G. Capital is in favor of directors being compensated reasonably for performance in cash or equity. D.G. Capital is generally not in favor of pension and benefit programs for outside directors for the following reasons:

•	Helps to ensure that a director’s interest is aligned with shareholders and may increase sensitivity to shareholder concerns; and

•	Pension and benefit programs may compromise the independence of directors.

C.      Confidential Voting

D.G. Capital supports a system of confidential voting for the following reasons:

•	Ensures confidentiality;

•	Promotes corporate democracy and the integrity of the proxy system; and

•	Avoids potential for coercion or improper influence.

D.      Cumulative Voting

D.G. Capital supports cumulative voting for the following reasons:

•	Cumulative voting permits shareholders a greater opportunity than conventional voting to voice their opinions and to influence corporate management;

•	Conventional voting may discourage the accumulation of large minority shareholding, and, therefore, may be considered an anti-takeover measure; and

•	Conventional voting may have the effect of discouraging election contests, which can be costly, by shareholders and individuals.

E.       Executive Compensation

•	D.G. Capital supports compensation plans that provide challenging performance objectives and serve to motivate executives to excellent performance.

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•
D.G. Capital does not support plans that exceed what is required to attract and retain skilled managers, that adversely affect shareholders, that are excessively generous, that lack clear performance goals or that adversely affect employee productivity and morale.

•	D.G. Capital supports stock-based compensation plans which are broad-based.

•	D.G. Capital does not support narrowly based plans with large dilution (more than 10%).

•	D.G. Capital does not support replacement or repricing of “underwater” stock options.

•	D.G. Capital supports shareholder proposals that link executive compensation to the company’s achievement of long term performance goals.

F.      Golden-Parachute Payments

D.G. Capital does not support the compensation agreement known as golden parachutes for the following reasons:

•	Tax penalties are imposed on corporations that award excess parachute payments and executives who receive such payments; and

•	Excessive exit payments come at the expense of shareholders’ net worth and represents a waste of corporate assets.

G.      Placement of Securities

D.G. Capital favors a policy that requires shareholder approval before corporate management places a significant amount of voting stock with any person or group for the following reasons:

•	By the placement of a large amount of voting stock in “friendly hands,” management may effectively block shifts in control of the company;

•	Such transactions might be deemed an anti-takeover measure and, therefore, they potentially may diminish the value of shareholders’ investment; and

•	Shareholders should be given a voice in matters involving control of a company.

H.      “Poison Pill” Amendments or Proposals

D.G. Capital believes that “poison pill” amendments to a company’s by-laws or charter must be presented to shareholders before incorporation or enactment for the following reasons:

•	Poison pill provisions clearly affect shareholder interests and may harm shareholders by reducing the value of their shares;

•	Such actions tend to entrench present management and might make them less receptive to shareholder concerns or interests;

•	Poison pills seem to have no utility except to discourage third-party bids for a company’s stock; and

•	Many aspects of poison pills are discriminatory (e.g., triggered dividends or distributions usually exclude the new large shareholder).

I.       Solicitation of Political Contributions

D.G. Capital believes that it is inappropriate for a company to encourage, request or demand any financial contributions from its employees for the purpose of supporting any political candidate or Political Action Committee for the following reasons:

•	Solicitation by management for political contributions may intimidate, threaten, or compromise employees and their beliefs;

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•	Solicitation by management may create the appearance of coercion, and it may hinder democratic practices; and

•	Solicitation by management may expose a company to litigation and diminish shareholder value.

J.       Stock with Disproportionate Voting Rights

D.G. Capital opposes the creation of new classes of common or preferred stock with disproportionate voting rights for the following reasons:

•	Such common or preferred stock may tend to frustrate or circumvent the rights and desires of the majority of shareholders;

•	Unequal classes of stock may tend to shelter management at the expense of the majority of shareholders;

•	Stock with unequal voting rights violates the concept of shareholders’ or corporate democracy; and

•	Stock with unequal voting rights could be viewed as an anti-takeover measure and therefore, may potentially diminish the value of shareholders’ Investment.

K.      Stock Ownership for Directors

D.G. Capital favors requiring directors to own some amount, however modest, of their company’s stock for the following reasons:

•	Helps to ensure that a director’s interests coincide with the company’s shareholders; and

•	May increase management’s sensitivity and responsiveness to shareholder concerns.

L. Corporate/Social Responsibility

D.G. Capital supports the idea that the companies we invest in should be both good corporate citizens and socially responsible. Therefore, D.G. Capital would generally support shareholder proposals that have a positive impact upon these issues.

VERSION: JULY 6, 2003

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Kennedy Capital Management, Inc.
Proxy Voting Policy

Introduction

Rule 206(4)-6 of the Advisers Act sets forth the conditions under which advisers owe a fiduciary obligation with respect to each client for which the adviser exercises investment discretion, including the authority and responsibility to vote proxies. Advisers with proxy voting authority must monitor corporate developments and, where appropriate, vote proxies. In addition, advisers must cast proxy votes solely in the best interest of its clients.

Kennedy Capital Management, Inc. (the “Firm”) has adopted the following policies with respect to voting proxies on behalf of its clients:

1.
This written proxy voting policy, which may be updated and supplemented from time-to-time, will be provided to each client for which the Firm has been delegated the authority or responsibility to vote proxies;

2.	Clients will be advised about how to obtain a copy of the proxy voting policy and information about how their securities were voted;

3.	The proxy voting policy is consistently applied and records of votes maintained for each client;

4.	The Firm documents the reasons for voting, including exceptions;

5.	The Firm maintains records of such votes cast and client requests for proxy voting information for inspection by the client or governmental agencies;

6.	The Firm monitors such voting for any potential conflicts with the interests of its clients; and

7.
The Firm maintains systems to ensure that material conflicts will be resolved prior to voting, documenting in each case that its good faith determination was based on the clients’ best interests and did not result from the conflict.

Conflicts of Interests

The Firm is an investment adviser to pension plans, public and private companies, mutual funds and individual investors, and is a sub-adviser to wrap programs as described in the Firm’s Form ADV. The management fees collected from such clients are the Firm’s principal source of revenue. With respect to the fees paid to it for advisory services rendered, conflicts of interest may occur when the Firm must vote on ballot items of the public companies for which it manages the pension plan assets and, in certain cases, the Firm may have a relationship with the proponents of proxy proposals or participants in proxy contests.

To mitigate potential conflicts of interest or the appearance of conflicts, the Firm does not allow employees to sit on the board of directors of any public company without Senior Management approval. To the extent that such conflicts occur, the Firm will generally follow the recommendation of the proxy voting service to ensure that the best interests of its clients are not subordinated to the Firm’s interests. The Firm may, in selected matters, consult the Proxy Committee to obtain guidance to vote proxies. Routine matters shall not constitute a material conflict with respect to this procedure.

The Proxy Committee has a duty to make reasonable investigation of information relating to conflicts of interest. The Proxy Committee is chaired by the Chief Executive Officer and is comprised of the Chief Operating Officer, the Director of Research, the Chief Compliance Officer, the Senior Client Service Associate and such other members as may be amended from time-to-time as required by a majority vote of its current members, with three members serving as a quorum. The Proxy Committee will determine, prior to voting, whether any of the members of the Committee have a material personal or business conflict—in which case the committee member will abstain from voting.

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Engagement of Service Provider

In order to facilitate the proxy voting process, Broadridge Investor Communication Solutions, Inc. (“Broadridge”) has been retained to provide access to a selection of third-party providers who are available to provide proxy vote recommendations and research. Votes are cast through the Broadridge ProxyEdge® platform. With the assistance of Broadridge, Egan-Jones Proxy Services (“Egan-Jones”) has been selected to provide vote recommendations based on its own internal guidelines. The services provided to the Firm through the ProxyEdge® platform include receipt of proxy ballots, vote execution based upon the recommendations of Egan- Jones, access to in-depth proxy research provided by Egan-Jones, access to the analysis and voting recommendations of Egan-Jones, as well as reporting, auditing, working with custodian banks, and consulting assistance for the handling of proxy voting responsibilities. ProxyEdge® also maintains proxy voting records and provides the Firm with reports that reflect the proxy voting activities of client portfolios. The Firm uses this information for appropriate monitoring of such delegated responsibilities.

The Firm may, under soft dollar arrangements, pay for no more than the cost allocated to research services for such uses (“mixed-use” services). The cost of that portion of the services that does not constitute “research” for the purposes of Section 28(e) will be reimbursed to the broker-dealer provider. Presently, Broadridge’s services are not provided to the Firm by a broker-dealer under a soft dollar arrangement.

Proxies are voted through the Broadridge ProxyEdge® application in accordance with one of two proxy voting platforms offered by the Firm. It is the client’s decision as to which set of guidelines will be used to vote its proxies. Not all clients delegate proxy voting authority to the Firm; however, the Firm is deemed to have voting authority in the absence of a specific delegation of authority and will vote in accordance with the General Guidelines.

Platforms Available
•	General Policy which is generally voted in conformity with the Egan-Jones Proxy Voting Principles.

•	Socially Responsible Investment Policy which is generally voted in conformity with the Egan-Jones Socially Responsible Investing Proxy Voting Principles and Guidelines.

The General Policy is the standard policy to be used for voting proxies for all clients’ accounts (both ERISA and non-ERISA related) unless the client specifically selects the SRI Policy. As of January 1, 2011, the Firm was unable to offer a Catholic Voting platform. Generally, the Firm declines requests to implement customized proxy voting policies, as they tend to be expensive to implement and difficult to manage on an ongoing basis.

Procedures

For each client account for which the Firm has been delegated proxy voting discretion, the Firm will notify Broadridge and will provide instructions to the client’s custodian to forward all proxy statements and materials received on behalf of the client account directly to Broadridge. The Firm updates Broadridge’s client list and clients’ holdings on a periodic basis.

The Firm generally votes all proxies from a specific issuer the same way for each client; however, proxies may be voted differently for different clients on the same proxy issue based upon one of the two proxy platforms chosen by the client. Depending upon the proposal and the platform, the guidelines may provide that proxies be voted “for” or “against” the proposal, or that the proposal should be considered on a case-by-case basis in which case the voting decision might be referred back to the Firm. For proxies relating to issues not addressed in the guidelines, the vote will be referred back to the Firm. The Firm encourages the client to vote its own proxies if the client seeks to impose client-specific voting guidelines that may be inconsistent with one of the two policies offered by the Firm. The Firm does not generally advise a client on proxy voting issues when the client retains authority to handle such matters itself.

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Although the Firm generally votes in accordance with the recommendations of Egan-Jones, the Firm’s portfolio managers (PMs) and analysts are consulted to determine how to vote on issues when the Egan-Jones recommendation differs from the recommendation of the issuer’s management. Furthermore, a PM or analyst may direct that proxies be voted in a manner different from that recommended by Egan-Jones if he or she is personally informed on the issue and has determined that a different vote is appropriate and in the best interests of the Firm’s clients. Documentation for the rationale for any proxy voted contrary to the Egan-Jones recommendation will be maintained by the Firm.

The Firm will make every reasonable effort to vote all proxies in a timely manner for which the Firm has received delegation; however, instances may exist when the Firm is unable to vote, such as (including but not limited to):

•	delays in account setup between Broadridge and the custodian;

•	miscommunication between Broadridge and the custodian;

•	proxy ballot was not received from the custodian;

•	a meeting notice was received too late;

•	the Firm held shares on the record date but sold the shares prior to the meeting date;

•	the issuer is a foreign, non-U.S. domiciled company;

•	the Firm believes it is not in the best interest of the client to vote the proxy for any other reason not specified herein;

•	securities lending arrangements; or

•	a proxy is received for a client that has terminated the Firm’s advisory relationship.

Securities Lending Arrangements

The client may contract with their selected custodian to participate in a securities lending program. Under most securities lending arrangements, securities on loan to a borrower on a proxy record date may not be voted by the lender unless the securities are recalled prior to the record date for the vote. As a general matter, the Firm will not attempt to ask custodians to recall securities engaged in lending programs to facilitate proxy voting; therefore, the responsibility to vote proxies for securities on loan will typically reside with the borrower rather than the lender.

International Constraints

Voting proxies of issuers in non-U.S. markets may give rise to a number of administrative issues that may prevent the Firm from voting such proxies. For example, the Firm may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Although it is the Firm’s policy to seek to vote all proxies for securities held in client accounts for which the Firm has proxy voting authority, in the case of non-U.S. issuers proxies are voted on a best efforts basis. Generally, research coverage of non-U.S. issuers is issued through Egan-Jones. Voting recommendations are not always provided with research; therefore, ballots for non-U.S. issuers are generally voted according to the chosen policy.

Closed Accounts

The Firm will not generally vote a client’s proxies after a client has terminated its advisory relationship with the Firm. After receipt of termination, accounts will generally remain open with Broadridge for 30 days to vote existing ballots already reviewed by the Firm. New ballots for closed accounts received after notification of termination will not be reviewed nor voted.

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Other Matters

When voting ballots, it is the custodian’s discretion as to whether it will aggregate shares, held on behalf of various clients, in an omnibus account instead of submitting individual ballots for segregated accounts. In these cases, custodians must rely on internal records to differentiate the various underlying holdings. In these instances, Broadridge will generally not be able to provide the Firm with a detailed history of voting records at the individual client account level.

Guidelines

A guideline summary of each available platform is available upon request. The summary provides a general indication as to how proxies will be voted on certain issues. The summary does not address all potential voting issues or the intricacies that may surround individual proxy votes and for that reason, actual proxy votes may differ from the summaries presented.

Active Communications With Corporate Management

The Firm has actively voted against management-sponsored initiatives where deemed appropriate. This action is the most direct communication of the fiduciary voters’ concerns in some instances. Additional actions may include or have included direct meetings with corporate representatives, conference calls, inquiries through third parties and, on occasion, letter writing. Participation in a number of forums where the Firm can meet and discuss issues with corporate representatives includes conferences, seminars, user workshops, and other venues. The Firm provides this proxy voting policy to each client for which the Firm has been delegated the authority or responsibility to vote proxies, and others upon request.

The Firm has historically, and will in the future, review the proxy process for ERISA funds to adhere to two operative principles:

-	Our duty of loyalty: What is in the best interest of the fund beneficiaries? Are their rights or ability to act being altered by this vote? Is it other than beneficial?

-
Our duty of prudence: Is the action proposed other than in the long-term financial interest of the fund? If an issue is reviewed and found to be basically “ERISA-neutral,” less concern is possibly warranted than when it has a potential substantive adverse financial or best interest impact.

To date, the Firm has been an active shareholder in the context of the proxy process and, when appropriate or necessary, has engaged in conversations with management and/or those who monitor the company. The Firm will continue to carry out a detailed assessment of a company when evaluating areas of concern.

The Firm has not, to date, actively considered filing shareholder proposals or writing letters to companies on a regular basis. These activities and others which could be considered expressions of activism are not under consideration at this time. Should a particular equity company become a concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Participation in national forums and contacts with corporate representatives will also continue. A more individualized approach could evolve if these methods are not satisfactory in the context of a particular company. With numerous stocks to monitor and vote for client portfolios, the Firm recognizes it is not feasible or appropriate to be in active communication with 100% of companies.

As a result, it is believed that the current use of outside and internal resources to provide some economies of scale and to more quickly identify concerns is an effective and appropriate use of time and assets in the management process. The final and perhaps most valuable tool the Firm can use in the process of being an active and involved fiduciary remains the weight of its vote and, through that vote, we believe we can play a significant role in bringing concerns to corporate management on behalf of our clients.

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Inquiries

Clients may contact the Firm at any time to request additional proxy voting information or for a record of proxies voted on their behalf. Client inquiries may be directed to the Client Service Department at KCM at 10829 Olive Blvd, St. Louis, MO 63141, or by calling 800-859-5462.

Except as otherwise required by law, the Firm has a general policy of not disclosing proxy voting records to an unaffiliated third party.

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QUAKER INVESTMENT TRUST
PART C: OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Amended and Restated Declaration of Trust, dated October 28, 2004.	(6)
(a)	(2)	Instrument Establishing and Designating Series and Classes, dated February 5, 2004.	(2)
(a)	(3)	Instrument Establishing and Designating Series and Classes, dated October 20, 2006.	(6)
(a)	(4)	Instrument Establishing and Designating Series and Classes, dated October 28, 2008.	(11)
(a)	(5)	Amended and Restated Declaration of Trust, dated May 13, 2009.	(12)
(a)	(6)	Amendment No. 1 to Schedule A of the Amended and Restated Declaration of Trust, dated February 18, 2010.	(14)
(a)	(7)	Amendment No. 2 to Schedule A of the Amended and Restated Declaration of Trust, dated April 29, 2010.	(15)
(b)	(1)	Amended and Restated Bylaws, dated August 1, 1996.	(1)
(b)	(2)	Amendment No. 1 to Bylaws, dated January 13, 2004.	(2)
(b)	(3)	Amendment No. 2 to Bylaws, dated March 10, 2005.	(5)
(c)	(1)	Instrument Defining Rights of Security Holders as referenced in Article IV of the Amended and Restated Bylaws, dated August 1, 1996.	(1)
(c)	(2)	Instrument Defining Rights of Security Holders as referenced in Article VI and Article X of the Amended and Restated Declaration of Trust, dated October 28, 2004.	(6)
(d)	(1)	Investment Advisory Agreement between the Registrant and Quaker Funds, Inc. (“QFI”), dated May 3, 2005.	(4)
(d)	(2)	Amendment to Schedule A of the Investment Advisory Agreement between the Registrant and QFI, dated July 30, 2010.	(15)
(d)	(3)	Investment Subadvisory Agreement between QFI and DG Capital Management, Inc. on behalf of the Quaker Strategic Growth Fund, dated May 3, 2005.	(4)
(d)	(4)	Investment Subadvisory Agreement between QFI and Kennedy Capital Management on behalf of the Quaker Mid-Cap Value Fund, dated September 25, 2008.	(10)
(d)	(5)	Investment Subadvisory Agreement between QFI and Aronson Johnson Ortiz, LP on behalf of the Quaker Small-Cap Value Fund, dated May 3, 2005.	(4)
(d)	(6)	Investment Subadvisory Agreement between QFI and DG Capital Management on behalf of the Quaker Global Tactical Allocation Fund (formerly Quaker Global Total Return Fund), dated May 1, 2008.	(10)
(d)	(7)	Investment Subadvisory Agreement between QFI and Century Management Inc. on behalf of the Quaker Small-Cap Growth Tactical Allocation Fund, dated April 30, 2009.	(13)
(d)	(8)	Amendment to Investment Subadvisory Agreement between QFI and Aronson Johnson Ortiz, LP on behalf of the Quaker Small-Cap Value Fund, dated March 8, 2010.	(17)
(d)	(9)	Investment Subadvisory Agreement between QFI and Akros Capital, LLC on behalf of the Quaker Akros Absolute Return Fund, dated September 21, 2010.	(17)
(e)	(1)	Distribution Agreement between the Registrant and Foreside Fund Services, LLC, dated May 11, 2012.	(18)
(f)		Not Applicable.
(g)	(1)	Custodian Agreement between the Registrant and U.S. Bank National Association, dated January 9, 2013.	*
(g)	(2)	Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated January 9, 2013	*
(g)	(3)	Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated January 9, 2013	*
(h)	(1)	Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, dated November 17, 2006.	(7)
(h)	(2)	Amendment to Exhibit A to the Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, dated September 29, 2010.	(17)
(h)	(3)	Blue Sky Compliance Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, dated November 17, 2006.	(7)
(h)	(4)	Amendment to the Blue Sky Compliance Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, dated September 29, 2010.	(17)

(h)	(5)	Fee Waiver and Expense Assumption Agreement between the Registrant, on behalf of the Quaker Event Arbitrage Fund and QFI, dated October 22, 2013.
(h)	(6)	Fee Waiver and Expense Assumption Agreement between the Registrant, on behalf of the Quaker Strategic Growth Fund and QFI, dated October 22, 2013.
(i)	(2)	Opinion of Counsel with Respect to Class C Shares and Institutional Shares of the Quaker Core Value Fund.
(i)	(3)	Opinion of Counsel with respect to the Quaker Global Growth Fund, dated October 20, 2006.
(i)	(4)	Opinion of Counsel with respect to all series.
(i)	(5)	Opinion of Counsel with respect to the Quaker Long-Short Tactical Allocation Fund.
(i)	(6)	Opinion of Counsel with respect to the Quaker Event Arbitrage Fund.
(i)	(7)	Opinion of Counsel with respect to the Quaker Akros Absolute Return Fund.
(j)	(8)	Consent of Counsel.
(j)	(9)	Consent of Independent Registered Public Accounting Firm.
(k)		Not Applicable.
(l)		Not Applicable.
(m)	(1)	Amended Plan of Distribution pursuant to Rule 12b-1 for Class A Shares of the Registrant, dated April 30, 2009.	(12)
(m)	(2)	Amended Plan of Distribution pursuant to Rule 12b-1 for Class C Shares of the Registrant, dated April 30, 2009.	(12)
(m)	(3)	Amendment to the Plan of Distribution pursuant to Rule 12b-1 for Class A Shares of the Registrant, dated July 30, 2010.	(15)
(m)	(4)	Amendment to the Plan of Distribution pursuant to Rule 12b-1 for Class C Shares of the Registrant, dated July 30, 2010.	(15)
(m)	(5)	Shareholder Servicing and Processing Plan, dated November 12, 2009.	(11)
(m)	(6)	Amendment to the Shareholder Servicing and Processing Plan, dated July 30, 2010.	(15)
(n)		Rule 18f-3 Procedures/Multiple Class Expense Allocation Plan, as amended July 30, 2010.	(15)
(o)		Reserved.	(3)
(p)	(1)	Code of Ethics of the Trust and QFI as Amended and Restated, dated March 11, 2004.
(p)	(2)	Code of Ethics and Insider Trading Policy for Foreside Fund Services, LLC.	(18)
(p)	(3)	Code of Ethics for Aronson Johnson Ortiz, LP, dated January 2, 2009.	(16)
(p)	(4)	Amended Code of Ethics for Kennedy Capital Management, Inc., dated November 13, 2008.	(13)
(p)	(5)	Amended Code of Ethics for D.G. Capital Management, dated June 23, 2008.	(17)
(p)	(6)	Amended Code of Ethics for Century Management, dated January 31, 2011.	(18)
(p)	(7)	Code of Ethics and Personal Trading Policy for Akros Capital, LLC, dated January 25, 2009.	(17)
(q)	(1)	Power-of-Attorney on behalf of Adrian Basora, James R. Brinton, David K. Downes, Laurie Keyes, Jeffry H. King, G. Michael Mara, Mark S. Singel, Warren West and Everett T. Keech.	(7)
(q)	(2)	Power-of-Attorney on behalf of Gary Shugrue.	(10)

________________________________

(*)	Filed herewith.
(1)	Incorporated by reference to post effective amendment nos. 8/6 (File Nos. 33-38074 and 811-06260) (filed August 29, 1996).
(2)	Incorporated by reference to post effective amendment nos. 31/29 (File Nos. 33-38074 and 811-06260) (filed February 13, 2004).
(3)	Incorporated by reference to post effective amendment nos. 32/30 (File Nos. 33-38074 and 811-06260) (filed October 28, 2004).
(4)	Incorporated by reference to post effective amendment nos. 33/31 (File Nos. 33-38074 and 811-06260) (filed August 26, 2005).
(5)	Incorporated by reference to post effective amendment nos. 34/32 (File Nos. 33-38074 and 811-06260) (filed October 28, 2005).
(6)	Incorporated by reference to post effective amendment nos. 36/34 (File Nos. 33-38074 and 811-06260) (filed October 20, 2006).
(7)	Incorporated by reference to post effective amendment nos. 39/37 (File Nos. 33-38074 and 811-06260) (filed October 29, 2007).
(8)	Incorporated by reference to post effective amendment nos. 41/39 (File Nos. 33-38074 and 811-06260) (filed June 18, 2008).

(9)	Incorporated by reference to post effective amendment nos. 43/41 (File Nos. 33-38074 and 811-06260) (filed September 3, 2008).
(10)	Incorporated by reference to post effective amendment nos. 44/42 (File Nos. 33-38074 and 811-06260) (filed October 28, 2008).
(11)	Incorporated by reference to post effective amendment nos. 46/44 (File Nos. 33-38074 and 811-06260) (filed June 2, 2009).
(12)	Incorporated by reference to post effective amendment nos. 48/46 (File Nos. 33-38074 and 811-06260) (filed October 28, 2009).
(13)	Incorporated by reference to post effective amendment nos. 49/47(File Nos. 33-38074 and 811-06260) (filed December 17, 2009).
(14)	Incorporated by reference to post effective amendment nos. 56/54 (File Nos. 33-38074 and 811-06260) (filed August 27, 2010).
(15)	Incorporated by reference to post effective amendment nos. 57/55 (File Nos. 33-38074 and 811-06260) (filed August 30, 2010).
(16)	Incorporated by reference to post effective amendment nos. 58/56 (File Nos. 33-38074 and 811-06260) (filed October 28, 2010).
(17)	Incorporated by reference to post effective amendment nos. 59/57 (File Nos. 33-38074 and 811-06260) (filed October 28, 2011).
(18)	Incorporated by reference to post effective amendment nos. 61/59 (File Nos. 33-38074 and 811-06260) (filed October 29, 2012).

Item 29. Persons Controlled or Under Common Control with the Fund

To the knowledge of the Registrant, it does not control, is not controlled by, and is not under common control with any other person.

Item 30. Indemnification

Reference is hereby made to the following sections of the following documents filed or included by reference as exhibits hereto: Article V, Sections 5.4 of the Registrant’s Declaration of Trust, Section 8 of the Registrant’s Investment Advisory Agreement, Section 8 of the Registrant’s Administration Agreement, and Section (7) of the Registrant’s Distribution Agreements. The trustees and officers of the Registrant and the personnel of the Registrant’s Administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification by the Registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person and the SEC is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

See the Prospectus, generally, and the Statement of Additional Information section entitled “Board of Trustees and Officers” for the activities and affiliations of the officers and directors of the Investment Adviser and Sub-Advisers to the Registrant. Except as so provided, to the knowledge of Registrant, none of the trustees or executive officers of the Investment Adviser or Sub-Advisers is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Each Sub-Adviser currently serves as investment adviser to numerous institutional and individual clients.

Item 32. Principal Underwriters

Foreside Fund Services, LLC (“Foreside”), located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Funds’ distributor. Foreside also serves as the distributor for the entities named below:

361 Absolute Alpha Fund Series of Investment Managers Series Trust	Gottex Multi-Asset Endowment Fund – II
361 Long/Short Equity Fund Series of Investment Managers Series Trust	Henderson Global Funds
361 Managed Futures Strategy Fund Series of Investment Managers Series Trust	Ironwood Institutional Multi-Strategy Fund LLC
Advisor Shares Trust	Ironwood Multi-Strategy Fund LLC
American Beacon Funds	Liberty Street Horizon Fund Series of Investment Managers Series Trust
American Beacon Select Funds	Manor Investment Funds
Avenue Mutual Funds Trust	Nomura Partners Funds, Inc.
Bennett Group of Funds	Performance Trust Mutual Funds Series of Trust for Professional Managers
Bridgeway Funds, Inc.	Perimeter Small Cap Value Fund Series of Investment Managers Series Trust, PMC Funds
Broadmark Funds	PMC Funds Series of Trust for Professional Managers
Capital Innovations Global Agri, Timber, Infrastructure Fund Series of Investment Managers Series Trust	Precidian ETFs Trust
Center Coast MLP Focus Fund Series of Investment Managers Series Trust	Quaker Investment Trust
Central Park Group Multi-Event Fund	RevenueShares ETF Trust
Direxion Shares ETF Trust	Salient MF Trust
DundeeWealth Funds	Sound Shore Fund, Inc.
FlexShares Trust	The Roxbury Funds
Forum Funds	Turner Funds
FQF Trust	Wintergreen Fund, Inc.
Gottex Multi-Alternatives Fund – I
Gottex Multi-Alternatives Fund – II
Gottex Multi-Asset Endowment Fund – I

The following are the officers and managers of Foreside:

Name	Position with Foreside	Position with Quaker Investment Trust
Mark A. Fairbanks	President and Manager	None
Richard J. Berthy	Vice President, Treasurer and Manager	None
Jennifer E. Hoopes	Secretary	None
Nanette K. Chern	Vice President and Chief Compliance Officer	None
Lisa S. Clifford	Vice President and Managing Director of Compliance	None
Nishant Bhatnagar	Assistant Secretary	None

Item 33. Location of Accounts and Records

Quaker Funds, Inc.
309 Technology Drive
Malvern, PA 19355

U.S. Bancorp Fund Services, LLC
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202-5207

Item 34. Management Services

The Registrant has not entered into any management-related service contracts not discussed in Part A or B of this Registration Statement.

Item 35. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Quaker Investment Trust certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment No. 63 to the registration statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Malvern, PA on the 28th  day of October, 2013.

QUAKER INVESTMENT TRUST

By: /s/ Jeffry H. King, Sr.
Jeffry H. King, Sr.
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment No. 63 to the registration statement on Form N-1A has been signed by the following persons in the capacities indicated:

Signature	Title	Date

/s/ Jeffry H. King, Sr.
Jeffry H. King, Sr.	Chief Executive Officer / Chairman and Trustee	October 28, 2013

/s/ Laurie Keyes
Laurie Keyes	Treasurer and Trustee	October 28, 2013

James R. Brinton*	Trustee	October 28, 2013

Gary E. Shugrue*	Trustee	October 28, 2013

Warren West*	Trustee	October 28, 2013

Everett T. Keech*	Trustee	October 28, 2013

*By: /s/ Jeffry H. King, Sr.
Jeffry H. King, Sr. Attorney-in-Fact
(Pursuant to Powers of Attorney previously filed)

EXHIBITS

(g)(1)	Custodian Agreement between the Registrant and U.S. Bank National Association
(g)(2)	Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC
(g)(3)	Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC
(h)(5)	Fee Waiver and Expense Assumption Agreement – (Quaker Event Arbitrage Fund)
(h)(6)	Fee Waiver and Expense Assumption Agreement – (Quaker Strategic Growth Fund)
(j)(8)	Consent of Counsel
(j)(9)	Consent of Independent Registered Public Accounting Firm